Exhibit 99.5

PRO FORMA VALUATION REPORT
MUTUAL HOLDING COMPANY
STOCK OFFERING

MUTUAL FEDERAL BANCORP, INC.
CHICAGO, ILLINOIS

Dated As of:
January 13, 2006

Prepared By:
RP® Financial, LC.
1700 North Moore Street
Suite 221
Arlington, Virginia 22209

RP® FINANCIAL, LC.
Financial Services Industry Consultants

January 13, 2006

Boards of Directors
Mutual Federal Bancorp, MHC
Mutual Federal Bancorp, Inc.
Mutual Federal Savings and Loan Association of Chicago
2212 W. Cermak Road
Chicago, Illinois 60608-3999

Members of the Boards of Directors:

We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock that has been offered in connection with the mutual-to-stock conversion transaction described below.

This updated appraisal has been prepared in accordance with the written valuation guidelines promulgated by the Office of Thrift Supervision (“OTS”). Specifically, this updated appraisal has been prepared in accordance with the “Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization” as set forth by the OTS, and applicable regulatory interpretations thereof. Our original appraisal report, dated November 4, 2005, as amended, (the "Original Appraisal"), is incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

Mutual Federal Bancorp, MHC (the “MHC” or “Mutual MHC”) is a federally chartered mutual holding company regulated by the OTS. The MHC was formed in November 2001 in conjunction with the mutual holding company reorganization of Mutual Federal Savings and Loan Association of Chicago, Chicago, Illinois, (“Mutual Federal” or the “Association”), whereby the Association became a 100% wholly owned stock subsidiary of the MHC. No stock was issued publicly in the mutual holding company reorganization. Pursuant to the Plan, a wholly-owned mid-tier stock holding company will be formed, to be known as Mutual Federal Bancorp, Inc. (“Mutual Bancorp” or the “Company”) and Mutual Federal will become a wholly-owned subsidiary of the Company. The Company will offer for sale up to 30.0% of its common stock (the “Minority Stock Issuance”) to the Association’s Eligible Account Holders, Qualified Tax-Exempt Employee Plans, Supplemental Eligible Account Holders and Voting Members. Any shares that are not sold in the Subscription Offering may be offered for sale in a Community Offering and subsequently, if appropriate, to the public in a Syndicated Community Offering. The remaining 70% of the shares of the Company will be issued to the MHC.

Washington Headquarters
Rosslyn Center                                                                                Telephone: (703) 528-1700
1700 North Moore Street, Suite 2210                                                               Fax No.: (703) 528-1788
Arlington, VA 22209

RP® Financial, LC.
Boards of Directors
January 13, 2006

Concurrent with the completion of the public stock offering, the Company will retain up to 50% of the net stock proceeds. The MHC will own a controlling interest in the Company and the Company will be the sole subsidiary of the MHC. The Company will own 100% of the outstanding stock of Mutual Federal. The Company’s initial activity will be ownership of its subsidiary, Mutual Federal, investment of the net cash proceeds retained at the holding company level and extending a loan to the ESOP.

This updated appraisal reflects the following noteworthy items: (1) a review of recent developments in Mutual Federal’s financial condition, including financial data through November 30, 2005; (2) an updated comparison of Mutual Federal’s financial condition and operating results versus the Peer Group companies identified in the Original Appraisal; and, (3) a review of stock market conditions since the date of the Original Appraisal.

The estimated pro forma market value is defined as the price at which the Company's common stock, immediately upon completion of the public stock offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Discussion of Relevant Considerations

1. Financial Results

Table 1 presents summary balance sheet and income statement details for the year ended September 30, 2005 and updated financial information through the year ended November 30, 2005. Consistent with recent historical trends, the Association’s assets remained relatively stable, decreasing by $430,000, or 0.7%, from September 30, 2005 to November 30, 2005. Loans increased slightly during the quarter, due to the combination of loan origination levels and repayments and prepayments. Loans comprised 54.6% of assets, at November 30, 2005, versus 52.2% as of September 30, 2005. The asset shrinkage and loan growth was funded by the decline in cash, cash equivalents and investment securities, as such asset categories decreased from $30.578 million, or 46.8% of assets, at September 30, 2005 to $28.260 million, or 43.5% of assets, at November 30, 2005, a decrease of $2,318,000. Investment securities declined by $1.6 million.

RP® Financial, LC.
Boards of Directors
January 13, 2006

Table 1
Mutual Federal Savings and Loan Association of Chicago
Recent Financial Data

	At September 30, 2005		At November 30, 2005
	Amount	Assets	Amount	Assets
	($000)	(%)	($000)	(%)
Balance Sheet Data
Total assets	$65,324	100.0%	$64,894	100.0%
Cash, cash equivalents	4,812	7.4	4,108	6.3
Investment securities	25,766	39.4	24,157	37.2
Loans receivable, net	34,127	52.2	35,402	54.6
Deposits	45,373	69.5	44,423	68.5
Total equity	18,224	27.9	18,233	28.1

	12 Months Ended		12 Months Ended
	September 30, 2005		November 30, 2005
	Amount	Avg. Assets	Amount	Avg. Assets
	($000)	(%)	($000)	(%)
Summary Income Statement
Interest income	$3,190	4.85%	$3,217	4.95%
Interest expense	(742)	(1.13)	(769)	(1.18)
Net interest income	$2,448	3.72%	$2,448	3.77
Provisions for loan losses	(0)	(0.00)	(0)	(0.00)
Net interest income after provisions	$2,448	3.72%	$2,448	3.77
Non-interest operating income	$37	0.06%	$38	0.06%
Non-interest operating expense	(1,717)	(2.61)	(1,765)	(2.72)
Net operating income	$768	1.17%	$721	1.11%
Net gain (loss) on sale of invest/loans	$1,451	2.20%	$483	0.74%
Income before taxes	$2,219	3.37%	$1,204	1.85%
Income taxes	(837)	(1.27)	(424)	(0.65)
Net income	$1,382	2.10%	$780	1.20%
Less: Net non-op inc.	($1,451)	(2.20%)	($483)	(0.74%)
Tax impact@39%	566	0.86%	188	0.29
Adjusted Net Income	$497	0.76%	$485	0.75%

Sources:	Mutual Federal’s prospectus, audited and unaudited financial statements, and RP Financial calculations.

RP® Financial, LC.
Boards of Directors
January 13, 2006

Updated credit quality measures indicated an improvement in the Company’s credit quality during the quarter, as non-performing assets (“NPAs”), consisting solely of non-accruing loans, equaled 0.29% and 0.10% of assets at September 30, 2005 and November 30, 2005, respectively. At November 30, 2005, the Association held $63,000 of non-accruing loans. Allowances for loan losses (“ALLLs”) equaled $150,000, or 0.44% and 0.42% of loans at September 30, 2005 and November 30, 2005, respectively.

The decline in assets was matched by a decline in deposits during the two months ended November 30, 2005, and deposits funded a lower portion of total assets at November 30, 2005. Deposits totaled $44.4 million, or 68.5% of assets, at November 30, 2005, as compared to $45.4 million, or 69.5% of assets, at September 30, 2005. The Association did not have any borrowed funds as of either date examined. As the result of the net income recorded during the quarter, and a decline in the equity adjustment for accumulated other comprehensive income, the Association’s equity increased slightly from $18,224,000 at September 30, 2005 to $18,233,000 at November 30, 2005. As the result of this increase in equity and the asset decrease, the Association’s equity-to-assets ratio increased from 27.9% at September 30, 2005 to 28.1% at November 30, 2005.

Mutual Federal’s operating results for the 12 months ended September 30, 2005 and November 30, 2005 are also set forth in Table 1. The Association’s reported earnings decreased from $1,382,000, or 2.10% of average assets, for the 12 months ended September 30, 2005 to $780,000, or 1.20% of average assets, for the 12 months ended November 30, 2005. The decrease in the Company’s updated reported earnings was the result of lower operating income and lower non-operating income (gains on the sale of Freddie Mac stock), along with higher operating expenses. Net income adjusted for non-operating items (core net income), declined for the most recent twelve month period by 2.4%, equaling $485,000 for the twelve months ended November 30, 2005. This resulted in a decline in core return on average assets to 0.75%, versus 0.76% recorded for the year ended September 30, 2005, as shown in the Original Appraisal.

The Association’s net interest income to average assets ratio increased by 5 basis points to 3.77% for the twelve months ended November 30, 2005, with the increase due to a decline in average assets of the Association over the time period, as the dollar amount of net interest income remained identical for the two time periods shown. Within the net interest margin, both interest income and interest expense increased, as the Association experienced the effects of the general increase in market interest rates in recent periods and the benefits of the slightly higher loan portfolio. For the two months ended November 30, 2005, the yield/cost spread was 3.26%, versus 3.30% for the year earlier quarter.

The dollar amount of operating expenses was higher during the most recent 12 month period, a result of the continued growth of the Association in terms of business activities, which require additional general operating expenses, including personnel and compensation expenses. Mutual Federal’s asset shrinkage increased the impact of the growth in operating expenses, as the Association’s operating expenses increased from 2.61% of average assets for year ended September 30, 2005 to 2.72% of average assets for the 12 months ended November

RP® Financial, LC.
Boards of Directors
January 13, 2006

30, 2005. Overall, Mutual Federal’s higher net interest income ratio and higher operating expense ratio provided for a slightly lower updated expense coverage ratio (net interest income divided by operating expenses) of 1.39x for the year ended November 30, 2005, versus a comparable ratio of 1.43x for the 12 months ended September 30, 2005. Notwithstanding the decline in the Association’s expense ratio, an expense coverage ratio well above 1.0x indicates that the Association is operating at relatively favorable level of core income, without the benefit of non-interest income.

Non-interest operating income remained a minor part of the income statement as reflected in the Association’s updated earnings, with such income amounting to $38,000 or 0.06% of average assets for the 12 months ended November 30, 2005 compared to $37,000 or 0.06% of average assets for the 12 months ended September 30, 2005. Overall, when factoring non-interest operating income into core earnings, the Association’s updated efficiency ratio of 71.0% (operating expenses as a percent of net interest income and non-interest operating income) was also slightly less favorable than the 69.1% efficiency ratio recorded for the 12 months ended September 30, 2005. Due to adequate asset quality and reserve levels, no loan loss provisions were established during the most recent 12 month periods examined in Table 1. As of November 30, 2005, the Association maintained valuation allowances of $150,000, equal to 0.42% of net loans receivable and 238% of non-accruing loans.

The Association recorded net income of $483,000 on the sale of Freddie Mac stock for the most recent 12 month period, a decline from the level recorded for the 12 months ended September 30, 2005, as no sales of Freddie Mac were conducted in the most recent two month period.

2. Peer Group Financial Comparisons

Tables 2 and 3 present the financial characteristics and operating results for Mutual Federal, the Peer Group and all publicly-traded thrifts. The Association’s and the Peer Group’s ratios are based on financial results through November 30, 2005 and September 30, 2005, respectively. The Peer Group remained identical to that as contained in the Original Appraisal, consisting of publicly-traded mutual holding companies that have been converted for more than one year. From that more limited group, the Peer Group members selected were deemed most comparable, particularly in terms of asset size and market capitalization.

In general, the updated balance sheet ratios for the Peer Group reflected little change from the Original Appraisal, while there were also only moderate changes in the Association’s updated ratios. Reflecting only minor changes in the balance sheet, the Association’s updated interest-earning asset composition continued to reflect a lower concentration of loans and a higher concentration of cash and investments in comparison to the Peer Group’s updated ratios. Overall, the Association continued to maintain a higher level of interest-earning assets than the Peer Group, as updated interest-earning assets-to-assets ratios equaled 98.1% and 94.7% for the Association and the Peer Group, respectively.

RP® Financial, LC.
Boards of Directors
January 13, 2006

Consistent with the Original Appraisal, the Association’s updated deposits-to-assets ratio was slightly lower in comparison to the Peer Group’s ratios, and Mutual Federal maintained no borrowings, versus a moderate amount for the Peer Group. Updated interest-bearing liabilities-to-assets ratios equaled 68.5% and 84.3% for the Association and the Peer Group, respectively. Mutual Federal posted an updated tangible equity-to-assets ratio of 28.1%, which remained well above the comparable ratio of 14.1% for the Peer Group. Overall, Mutual Federal’s updated interest-earning assets-to-interest-bearing liabilities (“IEA/IBL”) ratio equaled 143.2%, which remained well above the comparable Peer Group ratio of 112.3%. As discussed in the Original Appraisal, the additional capital realized from stock proceeds should provide Mutual Federal with an even higher IEA/IBL ratio, as the infusion of stock proceeds realized from the Association’s stock offering will serve to lower the level of interest-bearing liabilities funding assets and will primarily be deployed into interest-earning assets.

Updated growth rates for Mutual Federal and the Peer Group are based on growth for the 11 months ended November 30, 2005 and 12 months ended September 30, 2005, respectively. The minimal 0.25% increase in the Association’s assets reflected growth in loans receivable of 22.9%, while cash and investments declined by 8.3% during the 11 month period (annualized). Comparatively, the Peer Group’s slightly higher 3.3% asset growth rate was realized through loan growth of 11.5%, offset in part by an 11.6% decrease in cash and investments.

The Association’s assets remained stable due to a minimal 0.3% decrease in deposits. Comparatively, the Peer Group’s asset growth was funded by deposit growth of 4.4% and borrowings growth of 23.2%. As the result of the combination of net income recorded during the 11 month period, dividends paid to the MHC and changes in the AFS adjustment to equity, the Association’s tangible net worth decreased by 1.5%. Comparatively, the Peer Group had a tangible net worth growth rate of 0.9% for the 12 month period.

Table 3 displays comparative operating results for Mutual Federal for the 12 months ended November 30, 2005, and for the Peer Group, based on their earnings for the 12 months ended September 30, 2005. The Association reported net income equal to 1.20% of average assets for the year ended November 30, 2005, versus updated earnings for the Peer Group equal to 0.68% of average assets. Net interest income, non-interest income and net gains largely accounted for the difference between the Association’s and the Peer Group’s returns.

In terms of core earnings strength, the Association continued to maintain a higher net interest income to average assets ratio than the Peer Group (3.77% versus 3.26% for the Peer Group), while the Association’s operating expense to average assets ratio increased slightly but remained lower than the Peer Group’s ratio (2.72% versus 2.85% for the Peer Group). The Association’s updated expense coverage ratio of 1.39 times remained above the Peer Group’s updated expense coverage ratio of 1.14 times.

Non-interest operating income remained a much lower contributor to the Association’s earnings in comparison to the Peer Group’s earnings, as such income amounted to

RP® Financial, LC.
Boards of Directors
January 13, 2006

0.06% and 0.72% of the Association’s and the Peer Group’s average assets, respectively. Accordingly, taking non-interest operating income into account in assessing Mutual Federal’s core earnings strength relative to the Peer Group’s, the Association’s updated efficiency ratio of 71.0% remained slightly more favorable than the Peer Group’s updated efficiency ratio of 71.9%.

Loan loss provisions remained a slightly larger factor in the Peer Group’s updated earnings, with updated loan loss provisions established by the Peer Group and the Association equaling 0.06% and zero percent of average assets, respectively.

Net gains from the sale of assets amounted to a loss of 0.04% of average assets for the Peer Group, versus net gains of 0.74% of average assets for the Association, with Mutual Federal’s gains derived solely from sales of Freddie Mac stock. As discussed in the Original Appraisal, given the less predictable and non-recurring nature of gains and losses resulting from the sale of loans and investments, the impact of these gains on the Association’s earnings and the net loss on the Peer Group’s earnings have been substantially discounted in evaluating the relative strengths and weaknesses of their respective earnings. Extraordinary items were not a factor in either the Association’s or the Peer Group’s updated earnings.

The Association recorded an updated effective tax rate of 35.14%, versus the Peer Group’s updated effective tax rate of 26.60%.

The Association’s updated credit quality measures are generally more favorable in comparison to the Peer Group’s updated measures. As shown in Table 4, the Association’s non-performing assets/assets and non-performing loans/loans ratios of 0.10% and 0.18%, respectively, were lower than the comparable Peer Group ratios of 0.36% and 0.34%. The Association’s updated reserve coverage ratios indicated a somewhat lower level of reserves as a percent of non-performing loans (238% versus 294% for the Peer Group) and reserves as a percent of loans (238% versus 290%).

3. Stock Market Conditions

Since the date of the Original Appraisal, the performance of the overall stock market has been mixed. Optimism that a strong economy would produce a year-end rally provided a lift to the broader stock market in early-November. Lower bond yields and oil prices helped to extend the rally through mid-November. The DJIA approached a four and one-half year high in late-November, as the Federal Reserve hinted that the cycle of rate increases could be approaching an end. Stocks fluctuated in first half of December, as strong economic news and higher oil prices renewed concerns about inflation and rising interest rates. Acquisitions in the technology and pharmaceutical industries along with some positive economic news showing a dip in unemployment claims and strong third quarter GDP growth provided a boost to the broader stock market heading into late-December. A year-end rally provided additional increases in the national stock markets, with optimism about the economic prospects of the coming year. During the first half of January 2006, the stock markets followed a fluctuating

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
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(703) 528-1700

Table 4
Credit Risk Measures and Related Information
Comparable Institution Analysis
As of September 30, 2005 or Most Recent Date Available

| Institution | REO/ Assets (%) | NPAs & 90+Del/ Assets (%) | NPLs/ Loans (%) | Rsrves/ Loans (%) | Rsrves/ NPLs (%) | Rsrves/ NPAs & 90+Del (%) | Net Loan Chargoffs ($000) | NLCs/ Loans (%) |
|---|---|---|---|---|---|---|---|---|
| Mutual Federal Bncrp Inc of IL | 0.00 | 0.10 | 0.18 | 0.42 | 238.00 | 238.00 | 0 | 0.00 |
| All Public Companies | | | | | | | | |
| Averages | 0.06 | 0.46 | 0.53 | 0.88 | 259.44 | 227.60 | 355 | 0.14 |
| Medians | 0.01 | 0.28 | 0.35 | 0.86 | 202.45 | 164.02 | 62 | 0.04 |
| State of IL | | | | | | | | |
| Averages | 0.07 | 0.96 | 1.38 | 0.92 | 106.73 | 93.29 | 92 | 0.04 |
| Medians | 0.04 | 0.56 | 0.67 | 0.95 | 101.27 | 98.37 | 63 | 0.01 |
| Comparable Group Average | | | | | | | | |
| Averages | 0.12 | 0.36 | 0.34 | 0.83 | 293.74 | 290.39 | 53 | 0.07 |
| Medians | 0.01 | 0.22 | 0.29 | 0.85 | 242.37 | 217.79 | 14 | 0.04 |
| Comparable Group | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 0.56 | 1.02 | 0.46 | 1.21 | 263.61 | 67.55 | 91 | 0.17 |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 0.03 | 0.10 | 0.09 | 0.36 | 382.93 | 271.63 | 9 | 0.02 |
| FFFS First Fed Serv MHC of IL(45.0) | 0.00 | 0.40 | 0.48 | 0.37 | 78.10 | 77.40 | 0 | 0.00 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 0.01 | 0.33 | 0.39 | 0.86 | 221.12 | 217.79 | 10 | 0.04 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 0.00 | 0.11 | 0.19 | 0.74 | 386.69 | 386.69 | 17 | 0.04 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 0.24 | 0.65 | 0.70 | 1.30 | 185.44 | 111.64 | 158 | -0.09 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 0.01 | 0.09 | 0.11 | 0.78 | 722.31 | 613.73 | 2 | 0.00 |
| ONFC Oneida Financl MHC of NY (44.0) | 0.01 | 0.06 | 0.08 | 0.85 | NA | 797.21 | 59 | 0.10 |
| PSBH PSB Hldgs Inc MHC of CT (46.3) | 0.00 | 0.03 | 0.06 | 0.85 | NA | NA | 11 | 0.03 |
| PBHC Pathfinder BC MHC of NY (35.7) | 0.31 | 0.85 | 0.88 | 0.97 | 109.75 | 69.91 | 169 | 0.36 |
| State of IL | | | | | | | | |
| BFIN BankFinancial Corp. of IL | 0.00 | 0.46 | 0.63 | 0.95 | 150.15 | 150.15 | 81 | 0.00 |
| EFC EFC Bancorp, Inc of Elgin IL(1)(2) | 0.00 | 0.32 | 0.40 | 0.60 | 151.21 | 151.21 | 51 | 0.02 |
| FBTC First BancTrust Corp of IL | 0.04 | 1.04 | 1.71 | 1.71 | 99.83 | 96.26 | 60 | 0.18 |
| FFFS First Fed Serv MHC of IL(45.0) | 0.00 | 0.40 | 0.48 | 0.37 | 78.10 | 77.40 | 0 | 0.00 |
| FFBI First Federal Bancshares of IL | 0.16 | NA | NA | 0.54 | NA | NA | 63 | 0.15 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 0.24 | 0.65 | 0.70 | 1.30 | 185.44 | 111.64 | 158 | -0.09 |
| MAFB MAF Bancorp, Inc. of IL | 0.01 | 0.35 | 0.49 | 0.51 | 102.71 | 100.47 | 279 | 0.02 |
| PFED Park Bancorp of Chicago IL | 0.04 | 2.86 | 4.29 | 1.03 | 24.14 | 23.84 | 1 | 0.00 |

(1) Financial information is for the quarter ending June 30, 2005.
(2) Excluded from averages due to announced or pending acquisition.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP® Financial, LC.
Boards of Directors
January 13, 2006

trend, as various factors such as oil prices, fourth quarter earnings reports and the unemployment rate for December 2005 had impacts on the investment community. As an indication of the general trends in the nation's stock markets, as of January 13, 2006, the DJIA closed at 10959.87 an increase of 4.1% from the date of the Original Appraisal, and the NASDAQ closed at 2317.04 an increase of 6.8% from the date of the Original Appraisal. The Standard & Poors 500 Index closed at 1287.61 on January 13, 2006, an increase of 5.5% from the same date.

Stock market activity for thrift issues has also been mixed since the date of the original appraisal. Some positive macroeconomic news, which included a rise in consumer spending, helped to initiate a rally in thrift stocks at the end of October. Strength in the broader stock market and merger speculation helped to fuel gains for thrift stocks through much of November. Overall, the SNL Index for all publicly-traded thrifts registered a 3.6% increase during November. Thrift issues generally eased lower during early-December, reflecting concerns about higher interest rates and the strength of the housing market. Signals from the Federal Reserve that it could stop raising rates sometime in 2006 and easing inflation fears on lower than expected revised third quarter GDP growth lifted thrift stocks going into late-December. On January 13, 2006, the SNL Index for all publicly-traded thrifts closed at 1,681.0, an increase of 8.4% from the date of the Original Appraisal. Reflecting a lower level of performance by MHCs, the SNL MHC Index closed at 3,004.6 on January 13, 2006, an increase of 0.9% from the same date, indicating a stable pricing environment for MHCs.

Similar to the performance of the SNL Index for all publicly-traded thrifts and the SNL MHC Index for mutual holding companies, the updated pricing measures for all publicly-traded thrifts increased moderately since the date of the Original Appraisal, while the Peer Group, consisting solely of MHCs, was relatively unchanged in terms of pricing ratios. The Peer Group’s updated fully-converted pricing measures continued to reflect higher P/E multiples and lower P/B ratios than indicated for the comparable averages for all publicly-traded thrifts. Since the date of the Original Appraisal, seven out of the ten Peer Group companies were trading at higher prices as of January 13, 2006. A comparative pricing analysis of all publicly-traded thrifts and the Peer Group is shown in the following table, based on market prices as of November 4, 2005 and January 13, 2006. The Peer Group’s pricing measures reflect implied pricing ratios on a fully-converted basis.

As set forth in the Original Appraisal, the "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies in that the pricing ratios for converting issues are computed on a pro forma basis, specifically: (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials. The distinction between the pricing of converting and existing issues is perhaps most evident in the case of the price/book ("P/B") ratio in that the P/B ratio of a converting thrift will typically result in a discount to book value, whereas in the current market for existing thrifts the P/B ratio often reflects a premium to book value. Therefore, it is

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appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

Table 5
Average Pricing Characteristics

	At Nov. 4,	At Jan. 13,%
	2005	2006	Change
Peer Group(1)
Price/Earnings (x)	27.98x	28.81x	3.0%
Price/Core Earnings (x)	28.42	27.94	(1.7)
Price/Book (%)	88.41%	88.56%	0.2
Price/Tangible Book(%)	91.91	92.06	0.2
Price/Assets (%)	20.86	20.79	(0.3)
Market Value	$65.99	$66.61	0.9

All Publicly-Traded Thrifts
Price/Earnings (x)	19.57x	19.79x	1.1%
Price/Core Earnings (x)	20.53	21.42	4.3
Price/Book (%)	147.61%	152.69%	3.4
Price/Tangible Book(%)	165.52	170.69	3.1
Price/Assets (%)	16.59	16.98	2.4
Market Value	$401.33	$401.67	0.1

(1)	Pricing ratios for the Peer Group are on a fully converted basis.

As shown in Table 6, one standard conversion, one second-step conversion and two mutual holding company offerings were completed during the past three months. The mutual holding company offerings are considered to be more relevant for purposes of our analysis. In the current market for recent MHC offerings, there has been a notable difference in investor interest between relatively large offerings with an active trading market and relatively small offerings with limited trading activity. In general, larger offerings have experienced stronger interest in their offerings and have outperformed the smaller offerings in post-conversion trading activity. For example, Greenville Federal Fin. Corp of Ohio completed a $10.3 million offering in early-January 2006 at slightly above the minimum of the valuation range and was trading 2.5% above its IPO price at January 13, 2006. Equitable Financial Corp. of Nebraska, which closed its offering in mid-November 2005, sold to the top of the range, but has since traded down and is selling 5.5% below the IPO price as of January 13, 2006. On a fully-converted basis, the average closing pro forma price/tangible book ratio of the recent MHC offerings equaled 74.2%. On average, these two recent MHC offerings reflected a price increase of 1.3% after the first week of trading, reflecting the weakness in smaller MHC offerings.

RP® Financial, LC.

# Table 6
## Pricing Characteristics and After-Market Trends
## Recent Conversions Completed (Last Three Months)

| Institutional Information | | | | Pre-Conversion Data: Financial Info. | | Pre-Conversion Data: Asset Quality | | Offering Information | | | | Contribution to Charitable Found. | | Insider Purchases: Benefit Plans | | Insider Purchases | Initial | Pro Forma Data: Pricing Ratios(3) | | | Pro Forma Data: Financial Charac. | | | | Post-IPO Pricing Trends: Closing Price | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Institution | ST. | Conversion Date | Ticker | Assets ($Mil) | Equity/ Assets (%) | NPAs/ Assets (%) | Res Cov. (%) | Gross Proc. ($Mil.) | % Offered (%) | % of Mid. (%) | Exp./ Proc. (%) | Form | % of Offering (%) | ESOP (%) | Recog Plans (%) | Mgmt.& Dirs. (%)(2) | Dividend Yield (%) | P/TB (%) | Core P/E (x) | P/A (%) | Core ROA (%) | TE/A (%) | Core ROE (%) | IPO Price ($) | First Trading Day ($) | % Change (%) | After First Week(4) ($) | % Change (%) | After First Month(5) ($) | % Change (%) |
| ***Standard Conversions*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Legacy Bancorp, Inc.(1) | MA | 10/26/05 | LEGC-NASDAQ | $ 707 | 8.64% | 0.17% | 328% | $ 95.5 | 100% | 115% | 2.1% | Stk. | 8.0% | 8.0% | 4.0% | 4.0% | 0.00% | 72.6% | 24.9x | 13.0% | 0.5% | 18.0% | 2.9% | $10.00 | $13.03 | 30.3% | $13.40 | 34.0% | $13.20 | 32.0% |
| **Averages - Standard Conversions:** | | | | $ 707 | 8.64% | 0.17% | 328% | $ 95.5 | 100% | 115% | 2.1% | N.A. | N.A. | 8.0% | 4.0% | 4.0% | 0.00% | 72.6% | 24.9x | 13.0% | 0.5% | 18.0% | 2.9% | $10.00 | $13.03 | 30.3% | $13.40 | 34.0% | $13.20 | 32.0% |
| **Medians - Standard Conversions:** | | | | $ 707 | 8.64% | 0.17% | 328% | $ 95.5 | 100% | 115% | 2.1% | N.A. | N.A. | 8.0% | 4.0% | 4.0% | 0.00% | 72.6% | 24.9x | 13.0% | 0.5% | 18.0% | 2.9% | $10.00 | $13.03 | 30.3% | $13.40 | 34.0% | $13.20 | 32.0% |
| ***Second Step Conversions*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| American Bancorp of New Jersey* | NJ | 10/6/05 | ABNJ-NASDAQ | $ 443 | 8.90% | 0.23% | 168% | $ 99.2 | 70% | 132% | 1.7% | N.A | N.A | 8.0% | 3.6% | 3.5% | 1.41% | 112.7% | 57.5x | 26.8% | 0.5% | 23.8% | 2.0% | $10.00 | $10.16 | 1.6% | $9.75 | -2.5% | $10.01 | 0.1% |
| **Averages - Second Step Conversions:** | | | | $ 443 | 8.96% | 0.23% | 168% | $ 99.2 | 70% | 132% | 1.7% | NA | NA | 8.0% | 3.6% | 3.5% | 1.41% | 112.7% | 57.5x | 26.8% | 0.5% | 23.8% | 2.0% | $10.00 | $10.16 | 1.6% | $ 9.75 | -2.5% | $10.01 | 0.1% |
| **Medians - Second Step Conversions:** | | | | $ 443 | 8.96% | 0.23% | 168% | $ 99.2 | 70% | 132% | 1.7% | NA | NA | 8.0% | 3.6% | 3.5% | 1.41% | 112.7% | 57.5x | 26.8% | 0.5% | 23.8% | 2.0% | $10.00 | $10.16 | 1.6% | $ 9.75 | -2.5% | $10.01 | 0.1% |
| ***Mutual Holding Company Conversions*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Greenville Federal Fin. Corp. | OH | 1/10/06 | GVFF-OTCBB | $ 128 | 10.72% | 0.48% | 109% | $ 10.3 | 45% | 85% | 8.5% | N.A. | N.A. | 8.7% | 4.4% | 11.2% | 0.00% | 69.7% | 61.9x | 15.6% | 0.2% | 16.0% | 1.4% | $10.00 | $10.25 | 2.5% | $10.25 | 2.5% | $10.25 | 2.5% |
| Equitable Financial Corp. | NE | 11/10/05 | EQFC-OTCBB | $ 145 | 9.88% | 0.13% | 413% | $ 14.2 | 43% | 132% | 5.7% | C/S | 3.7%/4.41% | 9.1% | 4.6% | 13.4% | 0.00% | 78.8% | 172.7x | 19.1% | 0.1% | 16.5% | 0.3% | $10.00 | $10.00 | 0.0% | $10.00 | 0.0% | $9.45 | -5.5% |
| **Averages - Mutual Holding Company Conversions:** | | | | $ 137 | 10.30% | 0.31% | 261% | $ 12.3 | 44% | 109% | 7.1% | NA | NA | 8.9% | 4.5% | 12.3% | 0.00% | 74.2% | 117.3x | 17.3% | 0.1% | 16.3% | 0.8% | $10.00 | $10.13 | 1.3% | $10.13 | 1.3% | $9.85 | -1.5% |
| **Medians - Mutual Holding Company Conversions:** | | | | $ 137 | 10.30% | 0.31% | 261% | $ 12.3 | 44% | 109% | 7.1% | NA | NA | 8.9% | 4.5% | 12.3% | 0.00% | 74.2% | 117.3x | 17.3% | 0.1% | 16.3% | 0.8% | $10.00 | $10.13 | 1.3% | $10.13 | 1.3% | $9.85 | -1.5% |
| **Averages - All Conversions:** | | | | $ 356 | 9.55% | 0.25% | 254% | $54.8 | 65% | 116% | 4.5% | NA | NA | 8.5% | 4.1% | 8.0% | 0.35% | 83.5% | 79.2x | 18.6% | 0.3% | 18.6% | 1.6% | $10.00 | $10.86 | 8.6% | $10.85 | 8.5% | $10.73 | 7.3% |
| **Medians - All Conversions:** | | | | $ 294 | 9.42% | 0.20% | 248% | $54.8 | 58% | 123% | 3.9% | NA | NA | 8.4% | 4.2% | 7.6% | 0.00% | 75.7% | 59.7x | 17.3% | 0.4% | 17.2% | 1.7% | $10.00 | $10.21 | 2.1% | $10.13 | 1.3% | $10.13 | 1.3% |

Note: * - Appraisal performed by RP Financial, "NT" - Not Traded; "NA" - Not Applicable, Not Available; C/S-Cash/Stock.

(1) Non-OTS regulated thrift.
(2) As a percent of MHC offering for MHC transactions.
(3) Does not take into account the adoption of SOP 93-6.
(4) Latest price if offering is less than one week old.
(5) Latest price if offering is more than one week but less than one month old.
(6) Mutual holding company pro forma data on full conversion basis
(7) Simultaneously completed acquisition of another financial institution.
(8) Simultaneously converted to a commercial bank charter.
(9) Former credit union.

January 13, 2006

RP® Financial, LC.
Boards of Directors
January 13, 2006

Shown in Table 7 are the current pricing ratios for the two companies that have completed fully-converted offerings during the past three months and are traded on NASDAQ or an Exchange. One of the offerings was a second-step conversion (New England Bancshares, Inc. of Connecticut), thereby placing an upward bias on the P/TB ratio. The current average P/TB ratio of the publicly-traded recent conversions equaled 103.44%.

Summary of Adjustments

In the Original Appraisal, as amended, we made the following adjustments to Mutual Federal’s pro forma value based upon our comparative analysis to the Peer Group:

Table 8
Valuation Adjustments

Previous Valuation
Key Valuation Parameters:	Adjustment
Financial Condition	Slight Upward
Profitability, Growth and Viability of Earnings	Slight Downward
Asset Growth	Slight Downward
Primary Market Area	No Adjustment
Dividends	No Adjustment
Liquidity of the Shares	Slight Downward
Marketing of the Issue	Moderate Downward
Management	No Adjustment
Effect of Government Regulations and Regulatory Reform	No Adjustment

    The factors concerning the valuation parameters of asset growth, primary market area, dividends, liquidity of the shares, management and effect of government regulations and regulatory reform did not change since the Original Appraisal, as amended.

    In terms of financial condition, the “slight upward adjustment” applied for the Association’s financial condition in the Original Appraisal remained appropriate after taking into account the updated financial information as of November 30, 2005, which revealed little change in Mutual Federal’s balance sheet structure. Also, we felt the “slight downward” earnings adjustment remained appropriate, as recent and future expectations for profitability remained stable using updated earnings results for the twelve months ended November 30, 2005.

    The general market for MHC thrift stocks was essentially unchanged since the date of the Original Appraisal, as indicated by the small change in the SNL MHC index for all publicly traded MHCs from November 30, 2005 to January 13, 2006. The pricing ratios for the Peer Group, which consists entirely of MHCs, were also stable, with minimal upward or downward changes to the various ratios. Recent smaller MHC thrift offerings have generally

RP® Financial, LC.
Boards of Directors
January 13, 2006

been weak, in comparison to larger offerings. Accordingly, taking into account the market performance of all-publicly traded thrifts, the Peer Group and recently completed thrift offerings since the date of the Original Appraisal, the adjustment for marketing of the issue was maintained at moderate downward.

Overall, taking into account the foregoing factors, we believe that the previous valuation conclusion as determined in the Original Appraisal, as amended, remains appropriate.

Basis of Valuation. Fully-Converted Pricing Ratios

Consistent with the Original Appraisal, to calculate the fully-converted pricing information for MHCs, the reported financial information for the Peer Group companies has been adjusted as follows: (1) all shares owned by the MHC are assumed to be sold at the current trading price in a second-step conversion; (2) the gross proceeds from such a sale are adjusted to reflect reasonable offering expenses and standard stock based benefit plan parameters that would be factored into a second-step conversion of MHC institutions; (3) net proceeds are assumed to be reinvested at market rates on an after-tax basis; and (4) the public ownership interest is adjusted to reflect the pro forma impact of the waived dividends pursuant to applicable regulatory policy. Book value per share and earnings per share figures for the Peer Group companies are adjusted by the impact of the assumed second-step conversion, resulting in an estimation of book value per share and earnings per share figures on a fully-converted basis. Table 9 on the following page shows the calculation of per share financial data (fully-converted basis) for each of the public MHC institutions that form the Peer Group.

Valuation Approaches

In applying the accepted valuation methodology promulgated by the regulatory agencies, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Mutual Federal’s to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds.

In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters utilized in the Original Appraisal did not change in this update, except the reinvestment rate for offering proceeds was updated to the November 30, 2005 date, and the number of shares to be purchased by insiders was updated to the figure shown in the offering documents.

Consistent with the Original Appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the Original Appraisal, this updated appraisal incorporates a "technical" analysis of recently completed conversion and MHC offerings, including principally the P/B approach which (as discussed in the original

RP® Financial, LC.
Boards of Directors
January 13, 2006

appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

The Association will adopt Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Association’s shareholders. However, we have considered the impact of the Association’s adoption of SOP 93-6 in the determination of pro forma market value.

Based on the foregoing, we have concluded that the valuation conclusion as contained in the Original Appraisal, as amended, remains appropriate. Therefore, as of January 13, 2006, the forma market value of Mutual Federal’s full conversion offering equaled $27,500,000 at the midpoint, equal to 2,750,000 shares at $10.00 per share.

1. P/E Approach. In applying the P/E approach, RP Financial's valuation conclusions considered both reported earnings and a recurring or "core" earnings base, that is, earnings adjusted to exclude any one time non-operating and extraordinary items, plus the estimated after tax-earnings benefit from reinvestment of net stock proceeds. The Association’s reported earnings equaled $780,000 for the twelve months ended November 30, 2005. In deriving Mutual Federal’s core earnings, the adjustment made to reported earnings was to eliminate net gains on the sale of Freddie Mac stock, which equaled $483,000 for the same twelve month period. As shown below, on a tax effected basis, assuming an effective marginal tax rate of 39%, the Association’s core earnings were determined to equal $485,000 for the twelve months ended November 30, 2005. (Note: see Exhibit 2 for the adjustments applied to the Peer Group's earnings in the calculation of core earnings).

Table 10
Mutual Federal Savings and Loan Association of Chicago
Calculation of Estimated Core Earnings
Twelve Months Ended November 30, 2005

Amount
($000)
Net income	$780
Less: Gain on sale of Freddie Mac Stock(1)	(483)
Add back: Tax Benefit @ 39%	188
Core earnings estimate	$485

Based on Mutual Federal’s reported and estimated core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Association’s

RP® Financial, LC.
Boards of Directors
January 13, 2006

reported and core P/E multiples (fully-converted basis) at the midpoint value of $27.5 million equaled 27.29 times and 38.56 times, respectively. The Association’s updated reported and core P/E multiples provided for a discount of 5.3% on a P/E basis and a 38.0% premium relative to the Peer Group’s updated average reported and core P/E multiples of 28.81 times and 27.94 times, respectively (versus a discount of 37.1% and a premium of 38.1% relative to the Peer Group’s average reported and core P/E multiples as indicated in the Original Appraisal). At the super range value of $36.4 million, the Association’s reported and core P/E multiples equaled 33.47 times and 45.93 times, respectively. In comparison to the Peer Group’s average reported and core P/E multiples, the Association’s P/E multiples at the top of the super range reflected premiums of 16.2% and 64.4% on a reported and core earnings basis, respectively. The Association’s implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 11, and the pro forma calculations are detailed in Exhibits 3 and 4.

On an MHC reported basis, the Association’s reported and core P/E multiples at the midpoint value of $27.5 million equaled 35.68 times and 57.75 times, respectively. The Association’s updated reported and core P/E multiples provided for a premiums of 30.9% and 100.5% relative to the Peer Group’s average reported and core P/E multiples of 27.25 times and 28.80 times, respectively (versus a discount of 31.2% on a reported earnings basis and a premium of 97.2% relative to the Peer Group’s average reported and core P/E multiples as indicated in the Original Appraisal). The Association’s implied MHC pricing ratios relative to the MHC pricing ratios for the Peer Group are indicated in Table 12, and the pro forma calculations are detailed in Exhibits 5 and 6.

2. P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. In applying the P/B approach, we considered both reported book value and tangible book value. Based on the $27.5 million midpoint value, the Association’s P/B and P/TB ratios (fully-converted basis) both equaled 66.27%. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 88.56% and 92.06%, respectively, Mutual Federal’s updated ratios were discounted by 25.2% and 28.0% (versus discounts of 25.0% and 27.9% from the Peer Group’s P/B and P/TB ratios as indicated in the Original Appraisal). At the super range value of $36.4 million, the Association’s P/B and P/TB ratios both equaled 73.94%. In comparison to the Peer Group’s average P/B and P/TB ratios, the Association’s P/B and P/TB ratios at the top of the super range reflected discounts of 16.5% and 19.7%, respectively.

On an MHC reported basis, the Association’s P/B and P/TB ratios at the $27.5 million updated midpoint value both equaled 111.86%. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 166.28% and 178.59%, respectively, Mutual Federal’s updated ratios were discounted by 32.7% on a P/B basis and 37.4% on a P/TB basis (versus discounts of 32.6% and 37.2% from the Peer Group’s P/B and P/TB ratios as indicated in the Original appraisal).

RP® Financial, LC.
Boards of Directors
January 13, 2006

In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent mutual holding company offerings. As indicated in the Original Appraisal, the pricing characteristics of recent mutual holding company offerings are not the primary determinate of value. Consistent with the Original Appraisal, particular focus was placed on the P/TB approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals). The two recently completed MHC offerings had an average pro forma price/tangible book ratio of 74.2% (fully-converted basis) and, on average, appreciated 1.3% during the first week of trading. In comparison, the Association’s P/TB ratio of 66.27% at the updated midpoint value reflects an implied discount of 10.7% relative to the average pro forma P/TB ratio of the recent MHC offerings. At the super range, the Association’s P/TB ratio of 73.94% reflects an implied discount of 0.4% relative to the average pro forma P/TB ratio of the recent MHC offerings. The average fully-converted current P/TB ratio of the two recent MHC offerings that are traded on the OTCBB equaled 73.7%, based on closing market prices as of January 13, 2006. In comparison to the current P/TB ratio of these OTCBB MHC offerings, the Association’s P/TB ratio at the midpoint value reflects an implied discount of 10.1% and at the top of the super range the Association’s pro forma P/TB ratio is at an implied premium of 0.3%.

3. P/A Approach. P/A ratios are generally not a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis. At the $27.5 million updated midpoint value, Mutual Federal’s full conversion pro forma P/A ratio equaled 31.20%. In comparison to the Peer Group's average P/A ratio (fully-converted basis) of 20.79%, Mutual Federal’s P/A ratio indicated a premium of 50.1% (versus a premium of 48.8% at the midpoint valuation in the Original Appraisal). At the super range value of $36.4 million, the Association’s P/A ratio of 37.94% reflected an implied premium of 82.5% relative to the Peer Group’s average P/A ratio.

On an MHC reported basis, Mutual Federal’s pro forma P/A ratio at the $27.5 million updated midpoint value equaled 38.60%. In comparison to the Peer Group's average P/A ratio of 23.40%, Mutual Federal’s P/A ratio indicated a premium of 65.0% (versus a premium of 63.2% at the midpoint valuation in the Original Appraisal).

Valuation Conclusion

Our analysis indicates that the Association’s estimated pro forma market value should remain as set forth in the Original Appraisal. Accordingly, it is our opinion that, as of January 13, 2006, the estimated aggregate pro forma market value of the shares to be issued immediately following the conversion, both shares issued publicly as well as to the MHC, equaled $27,500,000 at the midpoint, equal to 2,750,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15% offering range indicates a minimum value of $23.4 million and a maximum value of $31.6 million. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to total shares outstanding of

RP® Financial, LC.
Boards of Directors
January 13, 2006

2,337,500 at the minimum and 3,162,500 at the maximum. In the event the appraised value is subject to an increase, the aggregate pro forma market value may be increased up to a super maximum value of $36.4 million without a resolicitation. Based on the $10.00 per share offering price, the super maximum value would result in total shares outstanding of 3,636,875. The Board of Directors has established a public offering range such that the public ownership of the Association will constitute a 30.0% ownership interest. Accordingly, the offering to the public of the minority stock will equal $7.0 million at the minimum, $8.3 million at the midpoint, $9.5 million at the maximum and $10.9 million at the super maximum of the valuation range. The pro forma valuation calculations relative to the Peer Group (fully-converted basis) are shown in Table 11 and are detailed in Exhibit 3 and Exhibit 4; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 12 and are detailed in Exhibits 5 and 6.

Respectfully submitted,

RP FINANCIAL, LC.

William E. Pommerening
Chief Executive Officer and
Managing Director

James J. Oren
Senior Vice President

EXHIBITS

RP® Financial, LC.

LIST OF EXHIBITS

Exhibit
Number	Description
1	Stock Prices: As of January 13, 2006
2	Peer Group Core Earnings Analysis
3	Pro Forma Analysis Sheet - Fully Converted Basis
4	Pro Forma Effect of Conversion Proceeds - Fully Converted Basis
5	Pro Forma Analysis Sheet - Minority Stock Offering
6	Pro Forma Effect of Stock Proceeds - Minority Stock Offering
7	Firm Qualifications Statement

EXHIBIT 1

Stock Prices
As of January 13, 2006

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1A
Weekly Thrift Market Line - Part One
Prices As Of January 13, 2006

| Financial Institution | Market Capitalization: Price/ Share(1) ($) | Shares Outst-anding (000) | Market Capital-ization(9) ($Mil) | Price Change Data: 52 Week (1) High ($) | 52 Week (1) Low ($) | Last Week ($) | % Change From: Last Week (%) | 52 Wks Ago(2) (%) | Dec 31, 2004(2) (%) | Current Per Share Financials: Trailing 12 Mo. EPS(3) ($) | 12 Mo. Core EPS(3) ($) | Book Value/ Share ($) | Tangible Book Value/ Share(4) ($) | Assets/ Share ($) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Market Averages. All Public Companies(no MHC)** | | | | | | | | | | | | | | |
| All Public Companies(137) | 20.62 | 24,443 | 462.1 | 23.54 | 17.54 | 20.48 | 0.63 | -0.38 | 1.68 | 1.19 | 1.07 | 14.49 | 12.89 | 166.54 |
| SAIF-Insured Thrifts(111) | 20.30 | 16,799 | 370.5 | 23.38 | 17.22 | 20.12 | 0.75 | -0.87 | 1.72 | 1.18 | 1.03 | 14.39 | 12.94 | 169.83 |
| BIF-Insured Thrifts(26) | 22.00 | 57,159 | 854.4 | 24.26 | 18.91 | 22.00 | 0.13 | 1.72 | 1.49 | 1.22 | 1.22 | 14.89 | 12.70 | 152.46 |
| NYSE Traded Companies(12) | 30.38 | 106,678 | 2,451.3 | 34.22 | 24.92 | 30.01 | 0.75 | 4.83 | 3.57 | 2.59 | 1.73 | 18.27 | 15.45 | 239.66 |
| AMEX Traded Companies(6) | 17.40 | 4,243 | 60.4 | 20.86 | 15.89 | 17.46 | -0.54 | -12.57 | -0.72 | 0.97 | 0.96 | 14.66 | 14.16 | 181.20 |
| NASDAQ Listed OTC Companies(119) | 19.83 | 17,515 | 290.8 | 22.65 | 16.91 | 19.70 | 0.67 | -0.35 | 1.60 | 1.07 | 1.01 | 14.12 | 12.59 | 158.97 |
| California Companies(12) | 29.49 | 20,042 | 720.6 | 33.25 | 24.13 | 28.96 | 1.49 | 4.18 | 3.85 | 2.60 | 1.61 | 17.89 | 16.98 | 251.35 |
| Florida Companies(7) | 22.81 | 26,395 | 548.4 | 25.62 | 18.05 | 22.68 | 0.77 | 2.20 | 3.70 | 1.03 | 1.00 | 9.95 | 9.07 | 166.87 |
| Mid-Atlantic Companies(38) | 18.39 | 53,782 | 907.8 | 21.02 | 15.72 | 18.44 | -0.13 | -1.76 | 1.19 | 1.09 | 1.00 | 12.07 | 10.25 | 143.21 |
| Mid-West Companies(46) | 20.01 | 9,092 | 180.7 | 23.47 | 17.25 | 19.86 | 0.69 | -2.62 | 1.41 | 1.08 | 0.94 | 15.88 | 14.22 | 172.98 |
| New England Companies(13) | 21.53 | 17,755 | 288.6 | 24.35 | 18.58 | 21.47 | 0.33 | 2.68 | 1.33 | 1.03 | 1.07 | 15.81 | 13.63 | 153.05 |
| North-West Companies(6) | 24.44 | 18,622 | 453.3 | 25.23 | 21.07 | 24.07 | 1.34 | 5.39 | 1.54 | 1.56 | 1.51 | 16.51 | 14.21 | 159.05 |
| South-East Companies(12) | 18.07 | 9,045 | 126.7 | 20.52 | 15.87 | 17.71 | 1.79 | -5.53 | 1.66 | 0.89 | 0.83 | 13.91 | 13.28 | 141.60 |
| South-West Companies(2) | 16.65 | 13,653 | 243.2 | 19.88 | 14.33 | 16.52 | 0.69 | 7.68 | 0.50 | 1.02 | 0.91 | 13.17 | 9.90 | 167.07 |
| Western Companies (Excl CA)(1) | 19.00 | 6,621 | 125.8 | 19.43 | 11.75 | 18.90 | 0.53 | 50.79 | 1.01 | 2.60 | 4.00 | 15.07 | 15.07 | 306.29 |
| Thrift Strategy(131) | 20.24 | 21,914 | 402.2 | 23.16 | 17.23 | 20.09 | 0.64 | -0.40 | 1.53 | 1.14 | 1.03 | 14.44 | 12.86 | 164.68 |
| Mortgage Banker Strategy(4) | 24.43 | 112,782 | 2,457.2 | 27.12 | 21.09 | 24.03 | 1.40 | 0.43 | 5.91 | 2.03 | 1.51 | 14.20 | 11.58 | 176.13 |
| Real Estate Strategy(1) | 10.77 | 7,716 | 83.1 | 15.65 | 10.26 | 10.94 | -1.55 | -10.92 | 1.22 | 0.73 | 0.66 | 8.70 | 8.70 | 110.33 |
| Diversified Strategy(1) | 63.51 | 6,470 | 410.9 | 65.00 | 49.50 | 64.33 | -1.27 | 9.27 | 3.69 | 4.28 | 4.23 | 26.80 | 26.56 | 419.05 |
| Companies Issuing Dividends(124) | 21.11 | 25,879 | 491.2 | 24.09 | 18.02 | 20.99 | 0.59 | -1.14 | 1.65 | 1.21 | 1.08 | 14.82 | 13.14 | 166.85 |
| Companies Without Dividends(13) | 16.10 | 11,294 | 195.6 | 18.54 | 13.18 | 15.79 | 1.02 | 6.59 | 1.92 | 1.02 | 0.98 | 11.45 | 10.62 | 163.64 |
| Equity/Assets <6%(12) | 19.70 | 15,100 | 295.7 | 23.66 | 15.83 | 19.48 | 0.71 | -3.95 | 2.32 | 1.28 | 1.16 | 13.41 | 12.74 | 267.67 |
| Equity/Assets 6-12%(90) | 22.29 | 15,400 | 366.8 | 25.37 | 19.06 | 22.13 | 0.70 | -1.03 | 1.55 | 1.39 | 1.19 | 14.87 | 13.57 | 179.34 |
| Equity/Assets >12%(35) | 16.37 | 52,815 | 786.6 | 18.47 | 14.02 | 16.30 | 0.40 | 2.74 | 1.78 | 0.63 | 0.69 | 13.85 | 11.08 | 93.41 |
| Converted Last 3 Mths (no MHC)(2) | 12.30 | 7,828 | 100.3 | 12.80 | 9.26 | 12.16 | 0.89 | 33.40 | 1.98 | 0.35 | 0.35 | 12.25 | 11.93 | 61.40 |
| Actively Traded Companies(10) | 27.34 | 51,317 | 1,244.4 | 30.44 | 24.02 | 27.04 | 1.18 | -3.71 | 1.75 | 1.84 | 1.79 | 18.17 | 15.93 | 202.88 |
| Market Value Below $20 Million(7) | 9.76 | 1,913 | 15.3 | 11.97 | 8.73 | 9.78 | -0.50 | -12.27 | -1.16 | 0.02 | -0.15 | 9.73 | 9.38 | 131.88 |
| Holding Company Structure(131) | 20.74 | 25,427 | 481.8 | 23.57 | 17.62 | 20.59 | 0.69 | 0.08 | 1.77 | 1.19 | 1.07 | 14.57 | 12.90 | 167.14 |
| Assets Over $1 Billion(58) | 23.56 | 53,151 | 1,014.6 | 26.02 | 19.33 | 23.37 | 0.75 | 3.67 | 3.18 | 1.52 | 1.27 | 14.33 | 11.89 | 174.63 |
| Assets $500 Million-$1 Billion(41) | 20.15 | 5,233 | 92.0 | 23.43 | 17.61 | 20.10 | 0.19 | -0.62 | 0.91 | 1.13 | 1.10 | 15.02 | 13.65 | 174.01 |
| Assets $250-$500 Million(22) | 18.33 | 2,792 | 44.7 | 21.73 | 16.62 | 18.05 | 1.53 | -7.58 | 0.70 | 1.01 | 0.97 | 14.69 | 13.86 | 164.54 |
| Assets less than $250 Million(16) | 14.33 | 1,999 | 25.0 | 17.38 | 12.07 | 14.31 | 0.14 | -4.49 | -0.05 | 0.39 | 0.39 | 13.33 | 13.12 | 119.23 |
| Goodwill Companies(97) | 22.33 | 23,688 | 507.6 | 25.21 | 19.08 | 22.13 | 0.86 | -0.06 | 1.95 | 1.31 | 1.14 | 15.40 | 13.25 | 176.61 |
| Non-Goodwill Companies(37) | 16.72 | 24,214 | 317.5 | 19.84 | 14.33 | 16.73 | -0.02 | -1.52 | 0.64 | 0.93 | 0.92 | 12.57 | 12.57 | 144.36 |
| Acquirors of FSLIC Cases(4) | 29.98 | 29,897 | 1,041.6 | 33.42 | 23.66 | 29.52 | 2.34 | 10.98 | 2.43 | 2.61 | 1.68 | 19.44 | 19.21 | 233.06 |

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2005 or within the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1A (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 13, 2006

| Financial Institution | Market Capitalization: Price/ Share(1) ($) | Shares Outst- anding (000) | Market Capital- ization(9) ($Mil) | Price Change Data: 52 Week (1) High ($) | 52 Week (1) Low ($) | Last Week ($) | % Change From: Last Week (%) | 52 Wks Ago(2) (%) | Dec 31, 2004(2) (%) | Current Per Share Financials: Trailing 12 Mo. EPS(3) ($) | 12 Mo. Core EPS(3) ($) | Book Value/ Share ($) | Tangible Book Value/ Share(4) ($) | Assets/ Share ($) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Market Averages. MHC Institutions** | | | | | | | | | | | | | | |
| All Public Companies(34) | 15.13 | 22,930 | 167.0 | 17.45 | 13.02 | 14.94 | 1.30 | 1.76 | 2.49 | 0.36 | 0.38 | 8.01 | 7.62 | 61.74 |
| SAIF-Insured Thrifts(22) | 14.06 | 17,811 | 101.0 | 15.85 | 12.37 | 13.94 | 0.89 | 1.12 | 1.74 | 0.32 | 0.32 | 7.73 | 7.46 | 55.21 |
| BIF-Insured Thrifts(12) | 17.10 | 32,317 | 288.0 | 20.40 | 14.23 | 16.78 | 2.06 | 2.92 | 3.87 | 0.43 | 0.48 | 8.54 | 7.92 | 73.70 |
| AMEX Traded Companies(2) | 18.18 | 4,062 | 58.3 | 20.43 | 16.48 | 17.72 | 2.26 | -10.34 | 3.18 | 0.53 | 0.52 | 10.07 | 10.07 | 68.04 |
| NASDAQ Listed OTC Companies(32) | 14.94 | 23,985 | 173.8 | 17.27 | 12.81 | 14.77 | 1.24 | 2.51 | 2.51 | 0.35 | 0.37 | 7.89 | 7.47 | 61.34 |
| California Companies(1) | 12.07 | 14,403 | 66.9 | 15.10 | 10.95 | 12.15 | -0.66 | -17.39 | 0.58 | 0.33 | 0.33 | 6.35 | 6.04 | 48.81 |
| Mid-Atlantic Companies(16) | 13.51 | 22,333 | 120.8 | 16.42 | 11.61 | 13.31 | 1.42 | -2.56 | 2.83 | 0.32 | 0.37 | 7.72 | 7.19 | 67.21 |
| Mid-West Companies(6) | 16.10 | 22,049 | 166.7 | 18.36 | 14.61 | 15.95 | 0.98 | 0.70 | 1.73 | 0.42 | 0.43 | 8.90 | 8.35 | 63.70 |
| New England Companies(7) | 16.43 | 30,742 | 335.2 | 17.84 | 13.70 | 16.16 | 2.06 | 12.66 | 3.36 | 0.37 | 0.39 | 8.17 | 8.05 | 58.63 |
| South-East Companies(3) | 20.78 | 15,130 | 86.2 | 22.37 | 17.18 | 20.57 | 0.85 | 7.70 | 1.06 | 0.38 | 0.30 | 8.42 | 8.26 | 45.33 |
| Western Companies (Excl CA)(1) | 12.35 | 16,911 | 73.2 | 13.42 | 11.00 | 12.43 | -0.64 | 2.07 | 1.81 | 0.35 | 0.38 | 6.80 | 6.80 | 46.25 |
| Thrift Strategy(33) | 14.63 | 19,334 | 114.5 | 16.96 | 12.69 | 14.42 | 1.36 | 0.87 | 2.49 | 0.34 | 0.37 | 7.99 | 7.60 | 61.28 |
| Diversified Strategy(1) * | 31.86 | 141,600 | *1,898.5 | 33.75 | 23.99 | 32.05 | -0.59 | 30.95 | 2.58 * | 0.92 | 0.82 | 8.95 | 8.20 | 76.91 |
| Companies Issuing Dividends(26) | 16.27 | 21,533 | 175.9 | 19.09 | 14.05 | 16.08 | 1.16 | -1.83 | 2.41 | 0.42 | 0.41 | 8.29 | 7.79 | 65.40 |
| Companies Without Dividends(8) | 11.45 | 27,471 | 138.0 | 12.15 | 9.71 | 11.26 | 1.77 | 13.41 | 2.76 | 0.17 | 0.28 | 7.11 | 7.08 | 49.82 |
| Equity/Assets <6%(1) | 13.25 | 5,912 | 28.5 | 18.00 | 12.32 | 12.92 | 2.55 | -19.70 | 1.92 | 0.10 | 0.25 | 7.11 | 6.67 | 137.47 |
| Equity/Assets 6-12%(10) | 19.19 | 29,979 | 327.3 | 23.60 | 16.50 | 18.99 | 1.04 | -3.96 | 2.77 | 0.56 | 0.57 | 9.08 | 8.19 | 94.44 |
| Equity/Assets >12%(23) | 13.45 | 20,606 | 103.3 | 14.76 | 11.55 | 13.27 | 1.36 | 5.18 | 2.39 | 0.28 | 0.30 | 7.59 | 7.41 | 44.23 |
| Holding Company Structure(30) | 14.96 | 19,372 | 117.1 | 17.32 | 12.98 | 14.73 | 1.50 | 1.27 | 2.72 | 0.35 | 0.38 | 8.11 | 7.70 | 63.63 |
| Assets Over $1 Billion(8) | 21.87 | 66,076 | 548.6 | 23.45 | 18.38 | 21.62 | 1.49 | 16.29 | 4.49 | 0.51 | 0.54 | 9.14 | 8.48 | 67.19 |
| Assets $500 Million-$1 Billion(10) | 13.46 | 14,396 | 78.0 | 15.00 | 11.80 | 13.36 | 0.54 | -0.30 | 1.50 | 0.29 | 0.33 | 7.40 | 7.31 | 61.66 |
| Assets $250-$500 Million(14) | 12.86 | 7,204 | 33.9 | 16.11 | 11.03 | 12.64 | 1.75 | -2.70 | 2.24 | 0.30 | 0.32 | 7.69 | 7.18 | 61.13 |
| Assets less than $250 Million(2) | 12.45 | 3,103 | 17.5 | 15.13 | 11.75 | 12.31 | 1.19 | -14.96 | 1.16 | 0.48 | 0.47 | 8.85 | 8.85 | 44.54 |
| Goodwill Companies(15) | 15.91 | 25,777 | 220.0 | 19.07 | 13.28 | 15.72 | 1.51 | 1.17 | 3.48 | 0.36 | 0.36 | 8.10 | 7.21 | 70.29 |
| Non-Goodwill Companies(19) | 14.52 | 20,683 | 125.2 | 16.18 | 12.82 | 14.33 | 1.14 | 2.22 | 1.71 | 0.35 | 0.39 | 7.94 | 7.94 | 54.99 |
| MHC Institutions(34) | 15.13 | 22,930 | 167.0 | 17.45 | 13.02 | 14.94 | 1.30 | 1.76 | 2.49 | 0.36 | 0.38 | 8.01 | 7.62 | 61.74 |

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2005 or within the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IA (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 13, 2006

| | Financial Institution | Market Capitalization: Price/ Share(1) ($) | Shares Outst- anding (000) | Market Capital- ization(9) ($Mil) | Price Change Data: 52 Week (1) High ($) | 52 Week (1) Low ($) | Last Week ($) | % Change From: Last Week (%) | 52 Wks Ago(2) (%) | Dec 31, 2004(2) (%) | Current Per Share Financials: Trailing 12 Mo. EPS(3) ($) | 12 Mo. Core EPS(3) ($) | Book Value/ Share ($) | Tangible Book Value/ Share(4) ($) | Assets/ Share ($) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **NYSE Traded Companies** | | | | | | | | | | | | | | | |
| AF | Astoria Financial Corp. of NY | 30.13 | 106,930 | 3,221.8 | 30.60 | 23.80 | 29.80 | 1.11 | 17.24 | 2.48 | 2.12 | 2.20 | 12.97 | 11.24 | 211.64 |
| BBX | BankAtlantic Bancorp of FL | 14.92 | 60,739 | 906.2 | 19.73 | 13.29 | 14.90 | 0.13 | -17.93 | 6.57 | 1.28 | 1.29 | 8.62 | 7.21 | 104.59 |
| DSL | Downey Financial Corp. of CA | 70.19 | 27,854 | 1,955.1 | 80.84 | 53.03 | 70.01 | 0.26 | 32.83 | 2.63 | 7.97 | 4.84 | 42.06 | 41.95 | 596.74 |
| FED | FirstFed Financial Corp. of CA | 58.23 | 16,556 | 964.1 | 65.32 | 47.84 | 56.00 | 3.98 | 17.00 | 6.80 | 4.83 | 4.83 | 32.57 | 32.34 | 595.01 |
| FBC | Flagstar Bancorp, Inc. of MI | 14.57 | 62,368 | 908.7 | 22.42 | 12.42 | 14.75 | -1.22 | -30.78 | 1.18 | 1.33 | 0.93 | 12.06 | 12.06 | 247.64 |
| NDE | IndyMac Bancorp, Inc. of CA | 41.79 | 64,184 | 2,682.2 | 46.25 | 32.83 | 39.69 | 5.29 | 21.52 | 7.10 | 4.42 | -1.41 | 23.06 | 21.80 | 305.80 |
| NYB | New York Community Bcrp of NY* | 17.14 | 266,011 | 4,559.4 | 19.93 | 15.69 | 17.00 | 0.82 | -6.13 | 3.75 | 1.27 | 1.29 | 12.23 | 4.64 | 94.04 |
| NAL | NewAlliance Bancshares of CT* | 14.60 | 113,637 | 1,659.1 | 15.10 | 12.98 | 14.66 | -0.41 | 1.32 | 0.41 | 0.46 | 0.47 | 12.09 | 7.87 | 57.79 |
| PFB | PFF Bancorp, Inc. of Pomona CA | 31.50 | 24,433 | 769.6 | 32.41 | 26.09 | 32.08 | -1.81 | 11.23 | 3.21 | 1.94 | 1.92 | 14.09 | 14.04 | 161.87 |
| PFS | Provident Fin. Serv. Inc of NJ* | 18.96 | 69,373 | 1,315.3 | 19.00 | 15.85 | 18.71 | 1.34 | 5.57 | 2.43 | 0.88 | 0.88 | 15.54 | 9.25 | 89.02 |
| SOV | Sovereign Bancorp, Inc. of PA | 22.20 | 361,378 | 8,022.6 | 24.79 | 20.05 | 22.48 | -1.25 | 1.28 | 2.68 | 2.00 | 1.81 | 15.68 | 7.53 | 174.17 |
| WES | *Westcorp of Irvine CA(8) * | 68.12 | 52,251 | 3,559.3 * | 69.08 | 39.98 | 68.47 | -0.51 | 49.22 | 2.27 | 4.75 * | 4.83 | 29.30 | 29.30 | 325.34* |
| **AMEX Traded Companies** | | | | | | | | | | | | | | | |
| CNY | Carver Bancorp, Inc. of NY | 15.12 | 2,513 | 38.0 | 20.07 | 15.00 | 15.25 | -0.85 | -23.44 | -1.82 | 1.09 | 1.19 | 18.90 | 18.90 | 257.74 |
| EFC | EFC Bancorp, Inc of Elgin IL(8) | 34.55 | 4,838 | 167.2 | 35.24 | 24.60 | 34.60 | -0.14 | 32.13 | 0.58 | 1.34 | 1.67 | 18.43 | 18.43 | 214.04 |
| FDT | Federal Trust Corp of FL | 12.49 | 8,299 | 103.7 | 12.64 | 9.85 | 12.43 | 0.48 | 22.69 | -1.11 | 0.45 | 0.48 | 5.21 | 5.21 | 86.49 |
| GOV | Gouverneur Bcp MHC of NY(42.6) | 11.40 | 2,285 | 11.1 | 15.00 | 10.85 | 11.25 | 1.33 | -24.00 | 0.44 | 0.45 | 0.43 | 8.17 | 8.17 | 53.49 |
| SZB | SouthFirst Bancshares of AL | 12.15 | 709 | 8.6 | 15.95 | 11.40 | 12.00 | 1.25 | -23.58 | 2.53 | 0.05 | 0.15 | 14.70 | 13.94 | 196.25 |
| TSH | Teche Hlding Cp of N Iberia LA | 38.75 | 2,290 | 88.7 | 39.55 | 35.51 | 38.81 | -0.15 | 2.65 | -0.92 | 2.27 | 2.31 | 26.79 | 25.05 | 295.56 |
| WSB | Washington SB, FSB of Bowie MD | 8.50 | 7,402 | 62.9 | 16.10 | 7.70 | 8.80 | -3.41 | -41.18 | -2.30 | 0.97 | 0.66 | 7.71 | 7.71 | 69.95 |
| WFD | Westfield Finl MHC of MA(43.0)* | 24.95 | 9,839 | 105.6 | 25.85 | 22.18 | 24.18 | 3.18 | 3.31 | 3.92 | 0.61 | 0.61 | 11.97 | 11.97 | 82.58 |
| **NASDAQ Listed OTC Companies** | | | | | | | | | | | | | | | |
| ABBC | Abington Com Bcp MHC PA (45.0) | 13.22 | 15,870 | 94.4 | 13.75 | 10.30 | 13.47 | -1.86 | 2.08 | 1.93 | 0.39 | 0.39 | 7.33 | 7.33 | 52.22 |
| ALLB | Alliance Bank MHC of PA (20.0)* | 26.64 | 3,441 | 18.3 | 35.15 | 21.50 | 25.69 | 3.70 | -23.12 | 0.95 | 0.29 | 0.32 | 9.97 | 9.97 | 111.39 |
| ASBI | Ameriana Bancorp of IN | 12.89 | 3,162 | 40.8 | 15.57 | 11.75 | 12.36 | 4.29 | -11.10 | -0.46 | 0.63 | 0.61 | 11.62 | 11.44 | 139.85 |
| ABNJ | American Bancorp of NJ | 10.11 | 14,169 | 143.2 | 10.98 | 6.55 | 10.03 | 0.80 | 49.12 | 1.93 | 0.16 | 0.17 | 8.87 | 8.87 | 37.35 |
| ABCW | Anchor BanCorp Wisconsin of WI | 31.69 | 22,080 | 699.7 | 32.98 | 25.97 | 31.38 | 0.99 | 14.82 | 4.45 | 2.02 | 1.93 | 14.28 | 13.38 | 190.42 |
| ACFC | Atl Cst Fed Cp of GA MHC(39.9) | 14.42 | 14,521 | 83.5 | 14.85 | 10.69 | 14.58 | -1.10 | 13.81 | 2.56 | 0.28 | 0.28 | 6.71 | 6.51 | 50.49 |
| ALFC | Atlantic Liberty Fincl of NY(8) | 22.25 | 1,682 | 37.4 | 30.00 | 21.25 | 22.44 | -0.85 | -2.67 | -0.67 | 1.02 | 1.02 | 17.09 | 17.09 | 105.30 |
| BCSB | BCSB Bankcorp MHC of MD (36.4) | 13.25 | 5,912 | 28.5 | 18.00 | 12.32 | 12.92 | 2.55 | -19.70 | 1.92 | 0.10 | 0.25 | 7.11 | 6.67 | 137.47 |
| BFCF | BFC Financial Corp. of FL | 6.10 | 34,235 | 208.8 | 11.36 | 4.90 | 5.95 | 2.52 | -35.24 | 10.51 | 0.33 | 0.33 | 3.27 | 0.65 | 206.34 |
| BKMU | Bank Mutual Corp of WI | 11.05 | 63,130 | 697.6 | 12.35 | 10.00 | 10.97 | 0.73 | -6.91 | 4.25 | 0.48 | 0.45 | 8.74 | 7.04 | 55.56 |
| BFIN | BankFinancial Corp. of IL | 14.95 | 24,466 | 365.8 | 15.00 | 12.99 | 14.72 | 1.56 | 49.50 | 1.84 | 0.44 | 0.44 | 13.30 | 12.50 | 64.30 |
| BKUNA | BankUnited Fin. Corp. of FL | 26.65 | 30,200 | 804.8 | 30.25 | 20.18 | 27.12 | -1.73 | -9.29 | 0.30 | 0.90 | 0.76 | 16.59 | 15.65 | 353.24 |
| BFBC | Benjamin Frkln Bncrp Inc of MA* | 13.85 | 8,489 | 117.6 | 14.80 | 9.91 | 14.11 | -1.84 | 38.50 | -1.56 | -0.29 | 0.17 | 12.69 | 8.18 | 100.86 |
| BHLB | Berkshire Hills Bancorp of MA* | 35.03 | 8,566 | 300.1 | 37.25 | 30.97 | 35.38 | -0.99 | -4.16 | 4.57 | 0.77 | 1.27 | 28.68 | 17.03 | 237.34 |
| BRBI | Blue River Bancshares of IN | 5.18 | 3,507 | 18.2 | 5.65 | 4.51 | 5.14 | 0.78 | -0.58 | -0.38 | 0.09 | 0.16 | 4.76 | 3.76 | 62.51 |
| BOFI | Bofi Holding, Inc. Of CA | 8.03 | 8,300 | 66.6 | 12.00 | 7.54 | 8.00 | 0.37 | 0.37 | 0.37 | 0.32 | 0.30 | 7.53 | 7.53 | 78.85 |
| BYFC | Broadway Financial Corp. of CA | 11.25 | 1,520 | 17.1 | 13.17 | 10.20 | 11.00 | 2.27 | -10.00 | 2.74 | 0.92 | 0.90 | 9.48 | 9.48 | 197.80 |
| BRKL | Brookline Bancorp, Inc. of MA* | 14.76 | 61,585 | 909.0 | 16.71 | 13.76 | 14.81 | -0.34 | -3.53 | 4.16 | 0.33 | 0.33 | 9.77 | 9.03 | 35.84 |
| BFSB | Brooklyn Fed MHC of NY (30.0) | 11.06 | 13,225 | 43.9 | 12.30 | 9.11 | 11.06 | 0.00 | 10.60 | 0.00 | 0.29 | 0.29 | 5.69 | 5.69 | 25.77 |
| CITZ | CFS Bancorp, Inc of Munster IN | 14.44 | 12,135 | 175.2 | 14.56 | 12.90 | 14.49 | -0.35 | 2.78 | 0.98 | -0.13 | -0.07 | 11.84 | 11.73 | 103.85 |
| CFFN | Capitol Fd Fn MHC of KS (29.7) | 33.61 | 74,287 | 742.6 | 37.31 | 32.70 | 33.30 | 0.93 | -1.95 | 2.03 | 0.88 | 0.88 | 11.64 | 11.64 | 113.21 |
| CEBK | Central Bncrp of Somerville MA* | 28.55 | 1,590 | 45.4 | 32.00 | 25.20 | 28.50 | 0.18 | -1.55 | 2.15 | 1.78 | 1.65 | 24.55 | 23.15 | 339.49 |
| CFBK | Central Federal Corp. of OH | 7.52 | 2,244 | 16.9 | 13.50 | 7.07 | 8.05 | -6.58 | -43.50 | -4.08 | -1.56 | -1.62 | 7.66 | 7.66 | 70.34 |
| CHFN | Charter Fincl MHC of GA (19.1) | 36.64 | 19,629 | 137.1 | 40.66 | 30.60 | 36.07 | 1.58 | -3.60 | 2.60 | 0.58 | 0.35 | 12.39 | 12.10 | 53.52 |
| CHEV | Cheviot Fin Cp MHC of OH(45.0) | 11.74 | 9,919 | 52.4 | 13.05 | 10.86 | 11.70 | 0.34 | -3.14 | 0.43 | 0.24 | 0.23 | 7.79 | 7.79 | 29.29 |
| CTZN | Citizens First Bancorp of MI | 25.26 | 8,179 | 206.6 | 25.70 | 19.50 | 25.10 | 0.64 | 4.81 | 7.17 | 1.08 | 1.15 | 20.47 | 18.06 | 194.67 |
| CSBC | Citizens South Banking of NC | 12.20 | 7,216 | 88.0 | 14.24 | 11.41 | 11.94 | 2.18 | -12.54 | 2.09 | 0.42 | 0.52 | 9.77 | 8.77 | 71.92 |
| CSBK | Clifton Svg Bp MHC of NJ(44.0) | 10.12 | 29,975 | 133.4 | 12.00 | 9.98 | 10.07 | 0.50 | -9.64 | 0.60 | 0.18 | 0.18 | 6.65 | 6.65 | 28.71 |
| CFCP | Coastal Fin. Corp. of SC | 13.50 | 19,457 | 262.7 | 16.35 | 12.35 | 12.81 | 5.39 | -8.85 | 4.98 | 0.88 | 0.85 | 5.00 | 5.00 | 79.33 |
| CBNK | Colonial Banc MHC of NJ (46.0) | 10.53 | 4,522 | 21.9 | 11.35 | 9.31 | 10.57 | -0.38 | 5.30 | -0.19 | 0.45 | 0.44 | 7.91 | 7.91 | 72.43 |
| CCBI | Commercial Capital Bcrp of CA | 17.88 | 55,640 | 994.8 | 24.43 | 14.62 | 18.05 | -0.94 | -23.16 | 4.44 | 1.43 | 1.38 | 12.23 | 5.05 | 94.10 |
| CFFC | Community Fin. Corp. of VA | 22.99 | 2,097 | 48.2 | 24.39 | 19.14 | 21.09 | 9.01 | -0.56 | 8.19 | 1.95 | 2.01 | 15.75 | 15.75 | 194.50 |
| DCOM | Dime Community Bancshars of NY* | 15.21 | 37,027 | 563.2 | 17.00 | 13.21 | 15.28 | -0.46 | -5.29 | 4.11 | 1.01 | 1.09 | 7.82 | 6.32 | 87.25 |
| ESBF | ESB Financial Corp. of PA | 11.70 | 13,319 | 155.8 | 14.00 | 10.81 | 11.21 | 4.37 | -16.43 | 4.28 | 0.87 | 0.86 | 9.82 | 6.38 | 137.54 |
| ESBK | Elmira Svgs Bank, FSB of NY* | 27.28 | 1,204 | 32.8 | 33.82 | 23.62 | 27.95 | -2.40 | -1.52 | 0.33 | 2.20 | 2.03 | 19.04 | 18.72 | 267.29 |
| FFDF | FFD Financial Corp of Dover OH | 19.50 | 1,192 | 23.2 | 20.50 | 13.50 | 19.50 | 0.00 | 20.00 | -0.36 | 1.00 | 0.68 | 14.77 | 14.77 | 130.27 |
| FMCO | FMS Fin Corp. of Burlington NJ | 17.20 | 6,503 | 111.9 | 21.71 | 13.03 | 17.10 | 0.58 | -19.81 | -2.05 | 1.13 | 1.12 | 11.42 | 11.11 | 186.60 |

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IA (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 13, 2006

| Financial Institution | Market Capitalization: Price/ Share(1) ($) | Shares Outst-anding (000) | Market Capital-ization(9) ($Mil) | Price Change Data: 52 Week (1) High ($) | 52 Week (1) Low ($) | Last Week ($) | % Change From: Last Week (%) | 52 Wks Ago(2) (%) | Dec 31, 2004(2) (%) | Current Per Share Financials: Trailing 12 Mo. EPS(3) ($) | 12 Mo. Core EPS(3) ($) | Book Value/ Share ($) | Tangible Book Value/ Share(4) ($) | Assets/ Share ($) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| NASDAQ Listed OTC Companies (continued) | | | | | | | | | | | | | | |
| FFCO FedFirst Fin MHC of PA (45.0) | 9.27 | 6,613 | 27.6 | 9.56 | 8.35 | 8.80 | 5.34 | -7.30 | 4.27 | -0.14 | -0.06 | 7.00 | 6.84 | 42.70 |
| FSBI Fidelity Bancorp, Inc. of PA | 19.25 | 2,946 | 56.7 | 26.00 | 18.04 | 19.25 | 0.00 | -12.06 | 2.01 | 1.32 | 1.28 | 14.27 | 13.32 | 230.07 |
| FFFL Fidelity Bankshares, Inc of FL | 34.50 | 25,101 | 866.0 | 35.05 | 22.27 | 34.40 | 0.29 | 35.29 | 5.50 | 1.16 | 1.19 | 11.14 | 10.30 | 156.96 |
| FBTC First BancTrust Corp of IL | 12.43 | 2,375 | 29.5 | 13.15 | 10.85 | 12.05 | 3.15 | 4.89 | 1.47 | 0.57 | 0.44 | 11.08 | 11.08 | 100.96 |
| FBEI First Bancorp of Indiana of IN | 21.75 | 1,587 | 34.5 | 22.50 | 18.90 | 20.50 | 6.10 | 12.11 | -2.42 | 0.87 | 0.89 | 18.58 | 17.37 | 178.94 |
| FBSI First Bancshares, Inc. of MO | 17.82 | 1,554 | 27.7 | 22.75 | 15.95 | 18.04 | -1.22 | -15.14 | -0.06 | -0.06 | -0.06 | 17.12 | 16.87 | 153.83 |
| FCAP First Capital, Inc. of IN | 17.60 | 2,592 | 45.6 | 21.00 | 16.67 | 17.39 | 1.21 | -13.94 | -1.68 | 1.38 | 1.32 | 16.14 | 13.88 | 168.85 |
| FCFL First Community Bk Corp of FL | 27.99 | 2,216 | 62.0 | 30.40 | 23.80 | 27.10 | 3.28 | 5.90 | 4.28 | 1.14 | 1.11 | 11.47 | 11.28 | 134.82 |
| FDEF First Defiance Fin. Corp of OH | 27.16 | 7,060 | 191.7 | 31.44 | 25.29 | 27.46 | -1.09 | -8.43 | 0.26 | 1.70 | 1.63 | 21.15 | 15.55 | 200.79 |
| FFSW First Fed Banc of SW Inc of NM | 15.00 | 3,930 | 59.0 | 20.00 | 14.00 | 15.00 | 0.00 | 7.14 | -0.66 | 0.81 | 0.72 | 12.27 | 10.97 | 143.47 |
| FFFS First Fed Serv MHC of IL(45.0) | 13.50 | 3,920 | 23.8 | 15.25 | 12.65 | 13.36 | 1.05 | -5.92 | 1.89 | 0.51 | 0.51 | 9.53 | 9.53 | 35.58 |
| FFNM First Fed of N. Michigan of MI | 9.00 | 3,111 | 28.0 | 14.18 | 8.30 | 8.93 | 0.78 | -34.55 | 2.86 | 0.09 | 0.26 | 11.76 | 10.58 | 88.99 |
| FFBH First Fed. Bancshares of AR | 24.50 | 5,063 | 124.0 | 28.00 | 21.16 | 24.30 | 0.82 | 7.69 | 0.82 | 1.57 | 1.49 | 15.33 | 15.33 | 166.09 |
| FFBD First Federal Bancshares of IL | 18.57 | 1,244 | 23.1 | 26.99 | 17.02 | 18.50 | 0.38 | -17.02 | 0.38 | 1.00 | 0.91 | 17.73 | 16.48 | 269.61 |
| FFSX First Federal Bankshares of IA | 20.75 | 3,549 | 73.6 | 25.00 | 17.30 | 19.85 | 4.53 | -10.06 | 6.68 | 0.81 | 0.67 | 19.95 | 14.72 | 162.84 |
| FFCH First Fin. Holdings Inc. of SC | 31.70 | 12,116 | 384.1 | 33.87 | 24.75 | 30.49 | 3.97 | 7.31 | 3.19 | 2.16 | 2.26 | 14.12 | 12.23 | 208.19 |
| FFHS First Franklin Corp. of OH | 16.31 | 1,656 | 27.0 | 24.25 | 15.25 | 16.00 | 1.94 | -14.11 | 1.87 | 0.64 | 0.86 | 14.81 | 14.81 | 170.45 |
| FKFS First Keystone Fin., Inc of PA | 19.45 | 2,024 | 39.4 | 24.70 | 16.37 | 19.90 | -2.26 | -17.02 | 0.05 | 0.30 | 0.04 | 13.93 | 13.93 | 255.99 |
| FMSB First Mutual Bncshrs Inc of WA* | 26.06 | 5,356 | 139.6 | 26.95 | 23.91 | 26.06 | 0.00 | 2.48 | 0.50 | 1.88 | 1.68 | 12.40 | 12.40 | 198.47 |
| FNFG First Niagara Fin. Group of NY* | 15.08 | 113,971 | 1,718.7 | 15.16 | 12.05 | 14.91 | 1.14 | 15.03 | 4.22 | 0.48 | 0.50 | 8.16 | 5.12 | 44.64 |
| FNFI First Niles Fin., Inc. of OH | 16.20 | 1,385 | 22.4 | 18.26 | 12.00 | 16.00 | 1.25 | -11.43 | 2.86 | 0.77 | 0.51 | 11.62 | 11.62 | 72.04 |
| FPTB First PacTrust Bancorp of CA | 27.75 | 4,420 | 122.7 | 28.08 | 23.90 | 27.74 | 0.04 | 5.75 | 1.98 | 1.06 | 1.06 | 17.38 | 17.38 | 166.28 |
| FPFC First Place Fin. Corp. of OH | 25.29 | 15,077 | 381.3 | 25.94 | 16.66 | 25.38 | -0.35 | 24.34 | 5.16 | 1.35 | 1.33 | 16.02 | 11.41 | 169.81 |
| FBNW FirstBank NW Corp. of WA | 33.60 | 3,004 | 100.9 | 33.60 | 25.00 | 32.75 | 2.60 | 20.47 | 5.00 | 2.48 | 2.16 | 25.20 | 18.88 | 270.63 |
| FFIC Flushing Fin. Corp. of NY* | 15.75 | 19,337 | 304.6 | 19.65 | 13.95 | 15.61 | 0.90 | -14.73 | 1.16 | 1.18 | 1.20 | 8.86 | 8.66 | 119.25 |
| FBTX Franklin Bank Corp of TX* | 18.29 | 23,375 | 427.5 | 19.75 | 14.66 | 18.04 | 1.39 | 8.22 | 1.67 | 1.22 | 1.10 | 14.06 | 8.83 | 190.66 |
| GSLA GS Financial Corp. of LA | 15.63 | 1,284 | 20.1 | 19.66 | 12.86 | 14.99 | 4.27 | -15.47 | 4.20 | 0.12 | 0.71 | 22.35 | 22.35 | 141.12 |
| PEDE Great Pee Dee Bancorp of SC | 15.08 | 1,802 | 27.2 | 20.00 | 13.98 | 15.50 | -2.71 | -2.65 | -6.34 | 0.67 | 0.69 | 14.63 | 14.18 | 115.15 |
| GAFC Greater Atlant. Fin Corp of VA | 5.00 | 3,021 | 15.1 | 6.46 | 4.76 | 5.06 | -1.19 | -16.94 | -6.94 | -0.52 | -1.46 | 5.18 | 4.86 | 112.81 |
| GCBC Green Co Bcrp MHC of NY (44.2)* | 16.12 | 4,132 | 29.5 | 19.00 | 13.86 | 15.87 | 1.58 | -0.80 | 6.75 | 0.68 | 0.68 | 7.97 | 7.97 | 70.43 |
| HFFC HF Financial Corp. of SD | 19.55 | 3,572 | 69.8 | 27.00 | 17.00 | 19.00 | 2.89 | 3.22 | 2.89 | 1.32 | 1.16 | 15.25 | 13.86 | 256.98 |
| HMNF HMN Financial, Inc. of MN | 30.56 | 4,408 | 134.7 | 33.06 | 28.14 | 29.75 | 2.72 | -6.69 | 3.59 | 2.20 | 2.05 | 19.97 | 19.05 | 222.85 |
| HARB Harbor Florida Bancshrs of FL | 37.00 | 23,977 | 887.1 | 39.94 | 32.05 | 36.86 | 0.38 | 13.95 | -0.13 | 1.93 | 1.87 | 13.37 | 13.20 | 125.63 |
| HARL Harleysville Svgs Fin Cp of PA | 17.45 | 3,901 | 68.1 | 26.00 | 16.00 | 18.00 | -3.06 | 1.93 | -2.95 | 1.28 | 1.26 | 12.20 | 12.20 | 196.61 |
| HWFG Harrington West Fncl Grp of CA | 16.83 | 5,364 | 90.3 | 19.05 | 14.76 | 16.73 | 0.60 | -7.78 | 1.45 | 1.58 | 1.55 | 10.85 | 9.61 | 209.11 |
| HBOS Heritage Fn Gp MHC of GA(30.0) | 11.29 | 11,241 | 38.1 | 11.40 | 10.26 | 11.06 | 2.08 | 12.90 | -2.00 | 0.28 | 0.28 | 6.16 | 6.16 | 31.99 |
| HIFS Hingham Inst. for Sav. of MA* | 38.28 | 2,094 | 80.2 | 45.00 | 34.55 | 38.83 | -1.42 | -9.29 | -1.34 | 2.94 | 2.94 | 22.72 | 22.72 | 288.54 |
| HCFC Home City Fin. Corp. of OH | 15.12 | 836 | 12.6 | 16.65 | 14.40 | 15.12 | 0.00 | -4.97 | -4.00 | 0.99 | 1.26 | 15.86 | 15.55 | 180.46 |
| HOME Home Fed Bncp MHC of ID (39.8) | 12.35 | 14,911 | 73.2 | 13.42 | 11.00 | 12.43 | -0.64 | 2.07 | 1.81 | 0.35 | 0.38 | 6.00 | 6.00 | 46.25 |
| HFBC HopFed Bancorp, Inc. of KY | 16.43 | 3,640 | 59.9 | 22.00 | 15.00 | 16.00 | 2.69 | -4.14 | 3.66 | 1.13 | 1.01 | 13.70 | 12.29 | 169.04 |
| HCBK Hudson City Bancorp, Inc of NJ* | 12.39 | 597,602 | 7,404.3 | 12.61 | 10.09 | 12.44 | -0.40 | 11.92 | 2.23 | 0.44 | 0.44 | 8.85 | 8.85 | 44.43 |
| ICBC Independence Comm Bnk Cp of NY(8)* | 40.59 | 81,860 | 3,322.7 | 41.14 | 30.67 | 40.01 | 1.45 | 3.15 | 2.16 | 2.70 | 2.73 | 27.55 | 12.13 | 226.00 |
| IFSB Independence FSB of DC | 12.11 | 1,552 | 18.8 | 12.39 | 8.75 | 12.11 | 0.00 | 13.71 | 0.00 | 0.17 | -0.47 | 10.44 | 10.44 | 103.01 |
| ISBC Investors Bcrp MHC of NJ(45.7)* | 11.71 | 116,276 | 622.7 | 11.72 | 9.09 | 11.21 | 4.46 | 17.10 | 6.17 | -0.01 | 0.37 | 7.34 | 7.34 | 46.52 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 15.25 | 1,970 | 14.2 | 20.75 | 11.82 | 15.25 | 0.00 | -9.76 | 0.00 | 0.43 | 0.40 | 10.31 | 8.82 | 130.01 |
| JFBI Jefferson Bancshares Inc of TN | 13.29 | 7,151 | 95.0 | 14.12 | 12.16 | 13.53 | -1.77 | 2.86 | -2.57 | 0.46 | 0.46 | 11.30 | 11.30 | 41.98 |
| KFED K-Fed Bancorp MHC of CA (38.5) | 12.07 | 14,403 | 66.9 | 15.18 | 10.95 | 12.15 | -0.66 | -17.39 | 0.58 | 0.33 | 0.33 | 6.35 | 6.04 | 48.81 |
| KNBT KNBT Bancorp, Inc. of PA | 16.77 | 30,622 | 513.5 | 17.65 | 13.26 | 16.52 | 1.51 | 5.27 | 2.95 | 0.66 | 0.68 | 12.60 | 8.22 | 101.97 |
| KFFB KY Fst Fed Bp MHC of KY (45.0) | 10.70 | 8,596 | 41.4 | 11.84 | 9.30 | 10.47 | 2.20 | 7.00 | 2.88 | 0.21 | 0.22 | 7.67 | 5.88 | 31.61 |
| KRNY Kearny Fin Cp MHC of NJ (30.0) | 13.12 | 72,738 | 286.3 | 13.38 | 10.00 | 13.09 | 0.23 | 31.20 | 7.54 | 0.25 | 0.18 | 6.96 | 5.81 | 28.54 |
| LSBX LSB Corp of No. Andover MA* | 17.20 | 4,464 | 76.8 | 19.99 | 15.90 | 17.40 | -1.15 | -14.47 | -0.86 | 0.74 | 0.74 | 13.19 | 13.19 | 119.47 |
| LSBI LSB Fin. Corp. of Lafayette IN* | 28.00 | 1,555 | 43.5 | 29.03 | 24.29 | 27.60 | 1.45 | 13.09 | 1.45 | 2.35 | 2.13 | 21.03 | 21.03 | 239.96 |
| LARL Laurel Capital Group Inc of PA | 21.23 | 1,985 | 42.1 | 24.00 | 20.15 | 21.01 | 1.05 | -3.50 | 2.07 | 1.03 | 1.03 | 14.04 | 12.40 | 155.68 |
| LEGC Legacy Bancorp, Inc. of MA* | 13.94 | 10,309 | 143.7 | 13.96 | 12.55 | 13.56 | 2.80 | 39.40 | 4.42 | 0.40 | 0.40 | 14.07 | 13.77 | 76.72 |
| LNCB Lincoln Bancorp of IN | 17.05 | 5,402 | 92.1 | 19.50 | 15.03 | 16.50 | 3.33 | -11.06 | 3.65 | 0.24 | 0.42 | 18.42 | 13.55 | 155.70 |
| MAFB MAF Bancorp, Inc. of IL | 43.47 | 32,054 | 1,393.4 | 46.01 | 38.38 | 42.56 | 2.14 | 4.27 | 5.05 | 3.16 | 2.95 | 30.14 | 20.30 | 320.05 |
| MFBC MFB Corp. of Mishawaka IN | 27.51 | 1,356 | 37.3 | 34.00 | 26.05 | 28.45 | -3.30 | -4.31 | -0.51 | 1.84 | 1.90 | 28.52 | 25.16 | 409.20 |
| MASB MassBank Corp. of Reading MA* | 33.00 | 4,321 | 142.6 | 39.00 | 28.45 | 32.75 | 0.76 | -10.88 | 0.00 | 1.69 | 1.62 | 24.38 | 24.13 | 213.01 |
| MTXC Matrix Bancorp, Inc. of CO | 19.00 | 6,621 | 125.8 | 19.43 | 11.75 | 18.90 | 0.53 | 50.79 | 1.01 | 2.60 | 4.00 | 15.07 | 15.07 | 306.29 |
| MFLR Mayflower Co-Op. Bank of MA* | 13.90 | 2,072 | 28.8 | 18.70 | 12.80 | 13.40 | 3.73 | -21.69 | 1.16 | 0.91 | 0.78 | 9.00 | 8.97 | 116.10 |
| CASH Meta Financial Group of IA | 20.64 | 2,504 | 51.7 | 24.49 | 16.51 | 20.46 | 0.98 | -12.54 | 1.93 | -0.37 | -0.36 | 17.16 | 15.80 | 310.04 |
| MCBF Monarch Community Bncrp of MI | 11.11 | 2,708 | 30.1 | 14.33 | 10.50 | 11.24 | -1.16 | -16.15 | -1.68 | -0.49 | -0.61 | 14.86 | 10.77 | 101.92 |
| MFSF MutualFirst Fin. Inc. of IN | 21.90 | 4,580 | 100.3 | 24.91 | 21.00 | 22.00 | -0.45 | -9.20 | -0.45 | 1.06 | 1.40 | 19.19 | 16.22 | 212.22 |
| NASB NASB Fin. Inc. of Grandview MO | 38.50 | 8,437 | 324.8 | 47.88 | 28.50 | 38.60 | -0.26 | -0.70 | -2.18 | 3.06 | 1.66 | 17.65 | 17.28 | 184.47 |
| NHTB NH Thrift Bancshares of NH | 15.00 | 4,221 | 63.3 | 20.25 | 12.50 | 14.96 | 0.27 | -7.29 | 1.76 | 1.23 | 1.16 | 10.88 | 8.01 | 150.45 |

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IA (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 13, 2006

| | Financial Institution | Market Capitalization: Price/ Share(1) ($) | Shares Outst- anding (000) | Market Capital- ization(9) ($Mil) | Price Change Data: 52 Week (1) High ($) | 52 Week (1) Low ($) | Last Week ($) | % Change From Last Week (%) | % Change From 52 Wks Ago(2) (%) | % Change From Dec 31, 2004(2) (%) | Current Per Share Financials: Trailing 12 Mo. EPS(3) ($) | 12 Mo. Core EPS(3) ($) | Book Value/ Share ($) | Tangible Book Value/ Share(4) ($) | Assets/ Share ($) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | NASDAQ Listed OTC Companies (continued) | | | | | | | | | | | | | | |
| NVSL | Naug Vlly Fin MHC of CT (45.0) | 10.70 | 7,604 | 36.6 | 13.09 | 9.80 | 10.32 | 3.68 | 0.56 | 4.39 | 0.25 | 0.25 | 6.67 | 6.64 | 43.37 |
| NTBK | NetBank, Inc. of Alpharetta GA | 7.45 | 46,358 | 345.4 | 9.93 | 6.97 | 7.55 | -1.32 | -23.75 | 3.19 | -0.40 | -1.96 | 8.67 | 6.92 | 110.34 |
| NEBSD | New England Bncshrs Inc. of CT | 10.65 | 5,347 | 56.9 | 11.65 | 5.97 | 10.76 | -1.02 | 27.39 | -0.47 | 0.30 | 0.30 | 10.42 | 10.08 | 46.08 |
| NMIL | Newmil Bancorp, Inc. of CT* | 31.15 | 4,121 | 128.4 | 32.10 | 26.00 | 30.04 | 3.70 | 1.14 | 2.91 | 2.14 | 2.14 | 13.04 | 11.06 | 208.02 |
| FFFD | North Central Bancshares of IA | 37.50 | 1,518 | 56.9 | 45.99 | 37.30 | 38.07 | -1.50 | -3.67 | -1.47 | 3.40 | 3.70 | 28.93 | 25.66 | 318.84 |
| NWSB | Northwest Bcrp MHC of PA(40.0)* | 22.24 | 50,915 | 453.2 | 23.13 | 19.77 | 21.90 | 1.55 | -1.33 | 4.61 | 1.09 | 1.09 | 11.61 | 8.60 | 124.38 |
| OSHC | Ocean Shr Hldg MHC of NJ(45.7) | 11.55 | 8,763 | 46.2 | 11.90 | 9.86 | 11.48 | 0.61 | 6.94 | 0.26 | 0.18 | 0.33 | 6.82 | 6.82 | 64.50 |
| OCFC | OceanFirst Fin. Corp of NJ | 23.34 | 12,721 | 296.9 | 25.30 | 20.20 | 23.51 | -0.72 | 2.01 | 2.55 | 1.54 | 0.81 | 10.73 | 10.63 | 156.48 |
| ONFC | Oneida Fincl MHC of NY (44.0)* | 11.12 | 7,693 | 37.6 | 17.20 | 9.80 | 10.80 | 2.96 | -18.30 | 11.20 | 0.44 | 0.51 | 6.88 | 5.01 | 58.05 |
| PSBH | PSB Hldgs Inc MHC of CT (46.3)* | 10.86 | 6,943 | 34.9 | 11.30 | 9.50 | 10.55 | 2.94 | -1.72 | 3.92 | 0.21 | 0.30 | 7.59 | 7.59 | 50.03 |
| PVFC | PVF Capital Corp. of Solon OH | 10.77 | 7,716 | 83.1 | 15.65 | 10.26 | 10.94 | -1.55 | -10.92 | 1.22 | 0.73 | 0.64 | 8.70 | 8.70 | 110.33 |
| PPBI | Pacific Premier Bncrp of CA | 12.00 | 5,260 | 63.1 | 13.25 | 9.63 | 11.93 | 0.59 | -5.29 | 1.69 | 1.30 | 1.29 | 9.37 | 9.37 | 126.01 |
| PBCI | Pamrapo Bancorp, Inc. of NJ | 21.34 | 4,976 | 106.2 | 24.47 | 20.03 | 21.45 | -0.51 | -11.08 | -0.51 | 1.60 | 1.60 | 11.61 | 11.61 | 131.38 |
| PFED | Park Bancorp of Chicago IL | 32.08 | 1,139 | 35.9 | 40.50 | 28.36 | 32.50 | -1.29 | 5.18 | 2.17 | 1.36 | 1.81 | 27.07 | 27.07 | 221.66 |
| PVSA | Parkvale Financial Corp of PA | 27.77 | 5,632 | 156.4 | 31.88 | 26.35 | 28.26 | -1.73 | -6.12 | -1.52 | 2.18 | 2.12 | 20.43 | 14.59 | 328.24 |
| PBTB | Partners Trust Fin. Grp. of NY* | 11.98 | 49,996 | 599.0 | 12.79 | 9.31 | 12.35 | -3.00 | 15.86 | -0.58 | 0.61 | 0.65 | 11.02 | 5.70 | 75.69 |
| PBHC | Pathfinder BC MHC of NY (35.7)* | 13.00 | 2,463 | 11.4 | 26.50 | 12.36 | 13.00 | 0.00 | -27.58 | -0.46 | 0.28 | 0.27 | 8.76 | 7.01 | 123.05 |
| PFSB | PennFed Fin. Services of NJ | 19.15 | 13,211 | 253.0 | 20.28 | 13.02 | 18.93 | 1.16 | 21.20 | 3.96 | 1.20 | 1.21 | 9.53 | 9.53 | 160.75 |
| PFDC | Peoples Bancorp of Auburn IN | 20.39 | 3,340 | 68.1 | 23.00 | 18.50 | 20.33 | 0.30 | -11.42 | -3.27 | 1.24 | 1.21 | 19.52 | 18.72 | 146.29 |
| PBCT | Peoples Bank MHC of CT (42.1)* | 31.86 | 141,600 | 1,898.5 | 33.75 | 23.99 | 32.05 | -0.59 | 30.95 | 2.58 | 0.92 | 0.82 | 8.95 | 8.20 | 76.91 |
| PCBI | Peoples Community Bcrp. of OH | 20.40 | 4,424 | 90.2 | 24.25 | 18.50 | 20.20 | 0.99 | -12.14 | 0.99 | 0.65 | 0.53 | 19.60 | 16.94 | 227.54 |
| PFSL | Pocahontas Bancorp, Inc. of AR | 12.65 | 4,642 | 58.7 | 16.27 | 11.70 | 13.30 | -4.89 | -15.67 | -2.32 | 0.70 | 0.47 | 11.28 | 8.23 | 159.69 |
| PROV | Provident Fin. Holdings of CA | 28.91 | 6,932 | 200.4 | 30.96 | 25.04 | 27.35 | 5.70 | 3.55 | 9.92 | 2.80 | 1.01 | 18.22 | 18.21 | 235.32 |
| PBNY | Provident NY Bncrp, Inc. of NY | 10.99 | 43,506 | 478.1 | 13.27 | 10.00 | 10.99 | 0.00 | -14.67 | -0.18 | 0.49 | 0.50 | 9.08 | 5.14 | 59.70 |
| PBIP | Prudential Bncp MHC PA (45.0)* | 11.76 | 12,497 | 66.5 | 12.98 | 8.50 | 11.75 | 0.09 | 17.60 | -0.76 | 0.27 | 0.28 | 7.27 | 7.27 | 35.74 |
| PULB | Pulaski Fin Cp of St. Louis MO | 18.72 | 8,439 | 158.0 | 19.00 | 12.50 | 18.90 | -0.95 | 39.60 | 4.23 | 0.89 | 0.85 | 5.72 | 5.67 | 93.60 |
| RPFG | Ranier Pacific Fin Group of WA* | 15.24 | 6,783 | 103.4 | 18.00 | 14.26 | 15.40 | -1.04 | -14.38 | -4.81 | 0.49 | 0.46 | 12.60 | 12.57 | 116.40 |
| RIVR | River Valley Bancorp of IN | 20.25 | 1,589 | 32.2 | 24.06 | 17.90 | 19.00 | 6.58 | -16.15 | 6.30 | 1.43 | 1.30 | 14.55 | 14.53 | 197.92 |
| RVSB | Riverview Bancorp, Inc. of WA | 23.12 | 5,812 | 134.4 | 23.93 | 20.25 | 23.37 | -1.07 | 8.65 | -0.82 | 1.17 | 1.30 | 15.34 | 10.63 | 127.15 |
| RCKB | Rockville Fin MHC of CT (45.0)* | 14.00 | 19,435 | 122.4 | 15.79 | 9.72 | 13.67 | 2.41 | 40.00 | 7.28 | 0.11 | 0.28 | 7.74 | 7.68 | 51.97 |
| ROME | Rome Bancorp, Inc. of Rome NY* | 10.97 | 9,658 | 105.9 | 13.14 | 9.27 | 10.99 | -0.18 | -11.17 | 1.20 | 0.35 | 0.33 | 9.64 | 9.64 | 32.14 |
| SIFI | SI Fin Gp Inc MHC of CT (40.0)* | 10.98 | 12,564 | 55.2 | 12.49 | 9.74 | 10.72 | 2.43 | -1.08 | 0.27 | 0.29 | 0.28 | 6.41 | 6.39 | 53.38 |
| SVBI | Severn Bancorp, Inc. of MD | 19.43 | 8,318 | 161.6 | 21.99 | 17.00 | 19.30 | 0.67 | -6.59 | -0.05 | 1.68 | 1.62 | 8.32 | 8.28 | 99.00 |
| SFFS | Sound Fed Bancorp, Inc. of NY | 19.88 | 12,310 | 244.7 | 20.23 | 14.75 | 19.26 | 3.22 | 28.59 | 4.08 | 0.41 | 0.43 | 10.41 | 9.28 | 87.98 |
| SSFC | South Street Fin. Corp. of NC | 9.55 | 3,000 | 28.7 | 10.20 | 8.00 | 9.50 | 0.53 | 0.53 | 0.53 | 0.52 | 0.52 | 8.51 | 8.51 | 78.71 |
| SYNF | Synergy Financial Group of NJ | 12.92 | 11,816 | 152.7 | 13.18 | 11.01 | 12.78 | 1.10 | 0.78 | 3.11 | 0.38 | 0.38 | 8.28 | 8.21 | 80.02 |
| THRD | TF Fin. Corp. of Newtown PA | 28.50 | 2,923 | 83.3 | 32.09 | 26.25 | 28.99 | -1.69 | -9.55 | 0.18 | 2.13 | 2.09 | 21.35 | 19.76 | 221.59 |
| TONE | TierOne Corp. of Lincoln NE | 29.75 | 18,147 | 539.9 | 31.64 | 22.15 | 29.23 | 1.78 | 23.75 | 1.16 | 1.66 | 1.58 | 16.45 | 13.54 | 170.89 |
| TSBK | Timberland Bancorp, Inc. of WA | 23.88 | 3,760 | 89.8 | 24.00 | 21.09 | 23.25 | 2.71 | 6.65 | 1.79 | 1.76 | 1.76 | 19.85 | 17.86 | 147.01 |
| TRST | TrustCo Bank Corp NY of NY | 12.83 | 74,739 | 958.9 | 13.66 | 10.73 | 12.63 | 1.58 | 1.99 | 3.30 | 0.78 | 0.72 | 3.07 | 3.07 | 37.85 |
| UCBC | Union Community Bancorp of IN(8) | 25.64 | 1,939 | 49.7 | 26.99 | 15.60 | 25.95 | -1.19 | 39.73 | -4.15 | 0.36 | 0.28 | 17.12 | 15.75 | 131.61 |
| UCFC | United Community Fin. of OH | 12.44 | 31,026 | 386.0 | 12.96 | 10.00 | 12.34 | 0.81 | 23.17 | 5.33 | 0.80 | 0.77 | 8.43 | 7.27 | 79.89 |
| UBNK | United Fin Grp MHC of MA(46.6) | 11.64 | 17,206 | 93.5 | 12.61 | 11.06 | 11.62 | 0.34 | 16.60 | 1.13 | 0.22 | 0.22 | 7.89 | 7.89 | 52.20 |
| WSFS | WSFS Financial Corp. of DE* | 63.51 | 6,470 | 410.9 | 65.00 | 49.50 | 64.33 | -1.27 | 9.27 | 3.69 | 4.28 | 4.23 | 26.80 | 26.56 | 419.05 |
| WVFC | WVS Financial Corp. of PA | 16.10 | 2,357 | 37.9 | 17.83 | 15.64 | 16.10 | 0.00 | -8.00 | -0.68 | 1.14 | 1.10 | 12.20 | 12.20 | 179.78 |
| WFSL | Washington Federal, Inc. of WA | 24.73 | 87,018 | 2,152.0 | 24.88 | 21.11 | 23.59 | 4.83 | 8.46 | 7.57 | 1.68 | 1.72 | 13.64 | 12.99 | 94.63 |
| WAUW | Wauwatosa Hlds MHC of WI(31.7) | 11.80 | 33,724 | 126.0 | 11.95 | 10.35 | 11.64 | 1.37 | 18.00 | 3.15 | 0.27 | 0.32 | 6.46 | 6.46 | 42.48 |
| WAYN | Wayne Savings Bancshares of OH | 15.50 | 3,364 | 52.1 | 18.00 | 13.83 | 15.25 | 1.64 | -3.31 | 2.31 | 0.10 | 0.33 | 10.84 | 10.17 | 116.88 |
| WGBC | Willow Grove Bancorp Inc of PA | 15.34 | 14,739 | 226.1 | 19.10 | 14.16 | 15.57 | -1.48 | -18.96 | 1.59 | 0.40 | 0.49 | 13.44 | 6.24 | 108.94 |

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IB
Weekly Thrift Market Line - Part Two
Prices As Of January 13, 2006

| Financial Institution | Key Financial Ratios: Equity/ Assets (%) | Tang. Equity/ Assets (%) | Reported Earnings: ROA(5) (%) | ROE(5) (%) | ROI(5) (%) | Core Earnings: ROA(5) (%) | ROE(5) (%) | Asset Quality Ratios: NPAs Assets (%) | Resvs/ NPAs (%) | Resvs/ Loans (%) | Pricing Ratios: Price/ Earning (X) | Price/ Book (%) | Price/ Assets (%) | Price/ Tang. Book (%) | Price/ Core Earnings (x) | Dividend Data(6): Ind. Div./ Share ($) | Divi- dend Yield (%) | Payout Ratio(7) (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Market Averages. All Public Companies(no MHCs)** | | | | | | | | | | | | | | | | | | |
| SAIF-Insured Thrifts(111) | 9.56 | 8.60 | 0.71 | 8.20 | 5.00 | 0.64 | 7.20 | 0.56 | 197.18 | 0.91 | 17.97 | 143.75 | 13.40 | 161.74 | 19.48 | 0.45 | 2.24 | 34.30 |
| BIF-Insured Thrifts(26) | 12.77 | 10.59 | 0.85 | 8.30 | 5.07 | 0.86 | 8.31 | 0.25 | 344.19 | 0.96 | 20.06 | 148.10 | 17.05 | 185.31 | 20.81 | 0.46 | 2.21 | 39.38 |
| NYSE Traded Companies(12) | 9.86 | 7.15 | 1.11 | 13.46 | 7.76 | 0.85 | 9.03 | 0.20 | 272.85 | 0.72 | 14.66 | 163.74 | 15.15 | 219.45 | 16.21 | 0.55 | 2.24 | 26.93 |
| AMEX Traded Companies(6) | 8.19 | 7.99 | 0.63 | 7.48 | 5.70 | 0.58 | 7.03 | 0.59 | 117.41 | 0.94 | 16.87 | 131.45 | 10.35 | 134.37 | 17.10 | 0.38 | 1.87 | 27.68 |
| NASDAQ Listed OTC Companies(119) | 10.28 | 9.19 | 0.71 | 7.76 | 4.72 | 0.67 | 7.19 | 0.52 | 222.28 | 0.93 | 18.86 | 143.32 | 14.32 | 162.54 | 20.20 | 0.45 | 2.25 | 36.52 |
| California Companies(12) | 7.90 | 7.11 | 1.06 | 13.83 | 8.21 | 0.72 | 9.46 | 0.18 | 250.12 | 0.64 | 13.89 | 156.68 | 12.38 | 178.58 | 17.02 | 0.44 | 1.53 | 20.18 |
| Florida Companies(7) | 6.68 | 6.16 | 0.80 | 10.89 | 4.80 | 0.80 | 10.81 | 0.12 | 476.59 | 0.78 | 23.00 | 227.21 | 15.91 | 246.72 | 23.59 | 0.21 | 0.78 | 16.93 |
| Mid-Atlantic Companies(38) | 10.50 | 8.77 | 0.85 | 9.19 | 5.32 | 0.78 | 8.15 | 0.25 | 271.03 | 0.96 | 18.05 | 149.82 | 15.73 | 185.83 | 18.43 | 0.43 | 2.37 | 37.94 |
| Mid-West Companies(46) | 9.91 | 8.95 | 0.55 | 5.97 | 4.11 | 0.51 | 5.57 | 0.94 | 105.91 | 0.96 | 18.52 | 128.64 | 12.41 | 143.20 | 20.93 | 0.51 | 2.57 | 40.40 |
| New England Companies(13) | 13.28 | 11.49 | 0.69 | 6.60 | 4.32 | 0.73 | 6.84 | 0.08 | 473.27 | 1.01 | 21.58 | 137.39 | 17.28 | 162.59 | 22.57 | 0.48 | 2.07 | 40.04 |
| North-West Companies(6) | 11.06 | 9.70 | 1.10 | 10.06 | 6.13 | 1.09 | 9.77 | 0.20 | 366.19 | 1.12 | 17.84 | 152.80 | 16.53 | 175.28 | 18.35 | 0.59 | 2.39 | 40.95 |
| South-East Companies(12) | 11.22 | 10.79 | 0.65 | 6.77 | 3.89 | 0.58 | 5.68 | 0.61 | 208.17 | 0.83 | 19.25 | 136.77 | 14.15 | 144.14 | 18.93 | 0.47 | 2.56 | 41.07 |
| South-West Companies(2) | 7.96 | 6.14 | 0.71 | 8.68 | 6.04 | 0.64 | 7.78 | 0.56 | 36.28 | 0.58 | 16.76 | 126.17 | 10.02 | 171.94 | 18.73 | 0.14 | 0.93 | 17.28 |
| Western Companies (Excl CA)(1) | 4.92 * | 4.92 | 0.89 | 18.48 | 13.68 * | 1.37 | 28.63 | 0.00 | *0.00 | 0.79 | 7.31 | 126.08 * | 6.20 | 126.08 | 4.75 | 0.00 | 0.00 | 0.00 |
| Thrift Strategy(131) | 10.28 | 9.09 | 0.72 | 7.96 | 4.88 | 0.67 | 7.21 | 0.50 | 216.54 | 0.92 | 18.68 | 143.07 | 14.38 | 164.15 | 19.91 | 0.44 | 2.26 | 36.16 |
| Mortgage Banker Strategy(4) | 8.12 | 6.50 | 1.17 | 14.76 | 8.41 | 0.94 | 11.74 | 0.25 | 334.74 | 0.82 | 12.19 | 173.81 | 13.90 | 224.34 | 17.22 | 0.40 | 1.51 | 18.85 |
| Real Estate Strategy(1) | 7.89 | 7.89 | 0.69 | 8.59 | 6.78 | 0.61 | 7.53 | 1.05 | 47.13 | 0.61 | 14.75 | 123.79 | 9.76 | 123.79 | 16.83 | 0.30 | 2.79 | 41.10 |
| Diversified Strategy(1) | 6.40 | 6.36 | 1.07 | 16.68 | 6.74 | 1.05 | 16.51 | 0.17 | 545.94 | 1.44 | 14.84 | 236.90 | 15.16 | 239.12 | 15.01 | 0.28 | 0.44 | 6.54 |
| Companies Issuing Dividends(124) | 10.30 | 9.04 | 0.75 | 8.30 | 5.03 | 0.70 | 7.55 | 0.50 | 226.04 | 0.93 | 18.33 | 145.74 | 14.56 | 168.91 | 19.65 | 0.50 | 2.47 | 39.82 |
| Companies Without Dividends(13) | 9.02 | 8.62 | 0.59 | 7.45 | 4.84 | 0.49 | 6.14 | 0.37 | 181.64 | 0.79 | 18.93 | 134.10 | 11.31 | 140.32 | 20.66 | 0.00 | 0.00 | 0.00 |
| Equity/Assets <6%(12) | 4.91 | 4.63 | 0.42 | 8.13 | 4.99 | 0.36 | 6.97 | 0.41 | 196.53 | 0.77 | 14.67 | 144.35 | 7.03 | 146.02 | 15.78 | 0.25 | 1.46 | 17.57 |
| Equity/Assets 6-12%(90) | 8.55 | 7.86 | 0.77 | 9.44 | 5.55 | 0.67 | 8.24 | 0.52 | 207.11 | 0.91 | 16.77 | 153.35 | 13.09 | 168.76 | 18.36 | 0.50 | 2.32 | 34.54 |
| Equity/Assets >12%(35) | 16.59 | 13.67 | 0.77 | 4.90 | 3.53 | 0.81 | 5.27 | 0.45 | 267.36 | 0.99 | 24.74 | 120.83 | 20.11 | 166.46 | 24.90 | 0.38 | 2.27 | 45.47 |
| Converted Last 3 Mths (no MHC)(2) | 20.48 | 19.91 | 0.59 | 2.86 | 2.84 | 0.59 | 2.86 | 0.16 | 356.20 | 0.78 | 35.18 | 100.64 | 20.64 | 103.44 | 35.18 | 0.04 | 0.38 | 13.33 |
| Actively Traded Companies(10) | 9.44 | 8.43 | 0.98 | 10.41 | 6.56 | 0.97 | 10.21 | 0.26 | 240.76 | 0.85 | 15.99 | 153.69 | 14.47 | 181.40 | 16.39 | 0.76 | 2.97 | 39.97 |
| Market Value Below $20 Million(7) | 7.76 | 7.41 | -0.18 | -1.13 | -1.84 | -0.33 | -3.92 | 0.54 | 109.09 | 0.78 | 13.75 | 102.31 | 7.92 | 108.27 | 18.96 | 0.20 | 1.82 | 16.55 |
| Holding Company Structure(131) | 10.23 | 8.98 | 0.74 | 8.17 | 4.94 | 0.68 | 7.42 | 0.50 | 221.47 | 0.92 | 18.54 | 145.13 | 14.37 | 167.85 | 19.88 | 0.46 | 2.27 | 36.32 |
| Assets Over $1 Billion(58) | 10.04 | 8.05 | 0.93 | 10.71 | 5.86 | 0.82 | 9.32 | 0.38 | 263.09 | 0.90 | 17.84 | 164.99 | 16.19 | 204.91 | 19.42 | 0.45 | 2.06 | 31.57 |
| Assets $500 Million-$1 Billion(41) | 9.48 | 8.68 | 0.71 | 8.02 | 5.39 | 0.70 | 7.80 | 0.44 | 229.57 | 0.93 | 18.38 | 140.63 | 12.81 | 153.91 | 19.02 | 0.47 | 2.17 | 37.18 |
| Assets $250-$500 Million(22) | 10.71 | 10.15 | 0.59 | 6.11 | 4.33 | 0.56 | 5.36 | 0.69 | 167.55 | 0.88 | 18.34 | 124.55 | 12.92 | 131.03 | 19.39 | 0.49 | 2.63 | 44.00 |
| Assets less than $250 Million(16) | 11.76 | 11.53 | 0.31 | 2.58 | 1.85 | 0.27 | 2.22 | 0.86 | 113.88 | 1.00 | 21.43 | 109.94 | 12.83 | 112.88 | 24.21 | 0.36 | 2.47 | 32.26 |
| Goodwill Companies(97) | 9.85 | 8.28 | 0.77 | 8.46 | 5.05 | 0.70 | 7.44 | 0.45 | 225.70 | 0.94 | 18.11 | 146.68 | 14.16 | 175.91 | 19.66 | 0.49 | 2.28 | 36.13 |
| Non-Goodwill Companies(37) | 10.72 | 10.72 | 0.67 | 7.78 | 5.00 | 0.63 | 7.45 | 0.64 | 196.35 | 0.83 | 18.08 | 137.62 | 13.95 | 137.62 | 19.17 | 0.37 | 2.20 | 34.49 |
| Acquirors of FSLIC Cases(4) | 9.98 | 9.77 | 0.97 | 10.08 | 6.11 | 0.70 | 6.58 | 0.41 | 141.59 | 0.60 | 14.66 | 143.78 | 14.73 | 146.59 | 16.67 | 0.46 | 2.19 | 17.55 |

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2001 or in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IB (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 13, 2006

| Financial Institution | Key Financial Ratios: Equity/ Assets (%) | Tang. Equity/ Assets (%) | Reported Earnings ROA(5) (%) | Reported Earnings ROE(5) (%) | Reported Earnings ROI(5) (%) | Core Earnings ROA(5) (%) | Core Earnings ROE(5) (%) | Asset Quality Ratios: NPAs Assets (%) | Resvs/ NPAs (%) | Resvs/ Loans (%) | Pricing Ratios: Price/ Earning (X) | Price/ Book (%) | Price/ Assets (%) | Price/ Tang. Book (%) | Price/ Core Earnings (x) | Dividend Data(6): Ind. Div./ Share ($) | Divi- dend Yield (%) | Payout Ratio(7) (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Market Averages. MHC Institutions** | | | | | | | | | | | | | | | | | | |
| SAIF-Insured Thrifts(22) | 16.68 | 16.08 | 0.68 | 4.13 | 2.25 | 0.68 | 4.33 | 0.33 | 218.95 | 0.68 | 32.53 | 177.33 | 29.38 | 183.89 | 33.29 | 0.33 | 1.88 | 34.17 |
| BIF-Insured Thrifts(12) | 12.74 | 12.06 | 0.59 | 5.00 | 2.44 | 0.70 | 5.73 | 0.31 | 288.78 | 0.83 | 28.37 | 196.00 | 24.44 | 196.58 | 30.26 | 0.36 | 1.99 | 44.81 |
| AMEX Traded Companies(2) | 14.88 | 14.88 | 0.83 | 5.34 | 3.20 | 0.81 | 5.22 | 0.29 | 245.95 | 1.14 | 25.33 | 173.99 | 25.76 | 173.99 | 26.51 | 0.44 | 2.43 | 62.22 |
| NASDAQ Listed OTC Companies(32) | 15.32 | 14.65 | 0.64 | 4.38 | 2.26 | 0.68 | 4.80 | 0.32 | 245.48 | 0.70 | 31.48 | 184.54 | 27.76 | 189.03 | 32.44 | 0.34 | 1.89 | 35.85 |
| California Companies(1) | 13.01 | 12.37 | 0.75 | 5.20 | 2.73 | 0.75 | 5.20 | 0.07 | 508.27 | 0.43 | 36.58 | 190.08 | 24.73 | 199.83 | 36.58 | 0.28 | 2.32 | 0.00 |
| Mid-Atlantic Companies(16) | 14.17 | 13.43 | 0.56 | 4.20 | 2.30 | 0.64 | 4.93 | 0.35 | 227.98 | 0.65 | 27.16 | 173.04 | 24.19 | 186.61 | 28.34 | 0.24 | 1.67 | 37.02 |
| Mid-West Companies(6) | 18.51 | 17.38 | 0.88 | 4.60 | 2.59 | 0.81 | 4.69 | 0.47 | 98.47 | 0.48 | 33.38 | 175.20 | 30.18 | 186.44 | 34.92 | 0.56 | 2.83 | 34.88 |
| New England Companies(7) | 14.10 | 13.93 | 0.60 | 4.61 | 2.13 | 0.65 | 4.93 | 0.14 | 442.56 | 0.95 | 36.25 | 195.41 | 26.84 | 169.09 | 38.09 | 0.29 | 1.42 | 26.34 |
| South-East Companies(3) | 18.57 | 18.25 | 0.84 | 4.48 | 2.00 | 0.70 | 3.92 | 0.39 | 209.08 | 1.27 | NM | 231.30 | 44.10 | 235.86 | NM | 0.64 | 2.60 | 71.43 |
| Western Companies (Excl CA)(1) | 14.70 | 14.70 | 0.79 | 5.12 | 2.83 | 0.86 | 5.56 | 0.19 | 216.04 | 0.66 | 35.29 | 181.62 | 26.70 | 181.62 | 32.50 | 0.20 | 1.62 | 57.14 |
| Thrift Strategy(33) | 15.40 | 14.78 | 0.63 | 4.25 | 2.30 | 0.68 | 4.68 | 0.32 | 241.23 | 0.72 | 30.77 | 178.70 | 27.22 | 188.12 | 31.72 | 0.33 | 1.90 | 37.49 |
| Diversified Strategy(1) | 11.64 | 10.66 | 1.21 | 10.65 | 2.89 | 1.08 | 9.49 | 0.18 | 363.18 | 0.87 | 34.63 | 355.98 | 41.43 | 0.00 | 38.85 | 0.88 | 2.76 | 0.00 |
| Companies Issuing Dividends(26) | 15.34 | 14.54 | 0.73 | 4.96 | 2.58 | 0.72 | 4.98 | 0.30 | 267.83 | 0.76 | 31.09 | 190.50 | 28.48 | 196.13 | 31.73 | 0.45 | 2.51 | 59.99 |
| Companies Without Dividends(8) | 15.12 | 15.06 | 0.37 | 2.73* | 1.48 | 0.59 | 4.30 | * 0.41 | 137.96 | 0.62 | 30.77 | 162.52 | 24.91 | 163.08 | 33.12 | 0.00 | 0.00 | 0.00 |
| Equity/Assets <6%(1) | 5.17 | 4.85 | 0.07 | 1.37 | 0.75 | 0.19 | 3.43 | 0.10 | 333.25 | 0.60 | NM | 186.36 | 9.64 | 198.65 | NM | 0.50 | 3.77 | 0.00 |
| Equity/Assets 6-12%(10) | 9.99 | 9.07 | 0.64 | 6.21 | 3.05 | 0.66 | 6.42 | 0.41 | 262.13 | 0.80 | 28.72 | 206.62 | 20.97 | 211.07 | 30.00 | 0.55 | 2.47 | 38.64 |
| Equity/Assets >12%(23) | 18.03 | 17.52 | 0.68 | 3.80 | 2.07 | 0.72 | 4.19 | 0.29 | 262.37 | 0.71 | 33.37 | 173.94 | 31.32 | 178.68 | 33.88 | 0.25 | 1.60 | 36.97 |
| Holding Company Structure(30) | 15.06 | 14.48 | 0.62 | 4.27 | 2.30 | 0.67 | 4.74 | 0.34 | 236.66 | 0.76 | 30.29 | 179.77 | 26.85 | 189.81 | 31.41 | 0.34 | 1.90 | 36.04 |
| Assets Over $1 Billion(8) | 15.58 | 14.57 | 0.70 | 5.22 | 2.11 | 0.76 | 5.75 | 0.34 | 178.81 | 0.74 | 31.08 | 230.45 | 35.41 | 228.64 | 33.19 | 0.64 | 2.12 | 19.57 |
| Assets $500 Million-$1 Billion(10) | 13.56 | 13.42 | 0.57 | 4.11 | 2.15 | 0.61 | 4.59 | 0.15 | 348.83 | 0.66 | 35.91 | 180.24 | 24.12 | 183.15 | 35.44 | 0.24 | 1.69 | 29.96 |
| Assets $250-$500 Million(14) | 15.54 | 14.49 | 0.59 | 4.07 | 2.33 | 0.63 | 4.38 | 0.41 | 245.85 | 0.79 | 29.20 | 166.15 | 25.42 | 178.20 | 30.32 | 0.24 | 1.84 | 47.02 |
| Assets less than $250 Million(2) | 21.03 | 21.03 | 1.18 | 5.51 | 3.86 | 1.16 | 5.39 | 0.37 | 147.60 | 0.62 | 25.90 | 140.60 | 29.63 | 140.60 | 26.49 | 0.36 | 2.86 | 62.22 |
| Goodwill Companies(15) | 13.99 | 12.56 | 0.58 | 4.26 | 2.12 | 0.58 | 4.44 | 0.33 | 298.85 | 0.83 | 31.70 | 191.04 | 27.06 | 201.45 | 32.50 | 0.40 | 2.31 | 46.77 |
| Non-Goodwill Companies(19) | 16.32 | 16.32 | 0.70 | 4.59 | 2.47 | 0.78 | 5.13 | 0.31 | 188.21 | 0.65 | 30.55 | 178.30 | 28.10 | 178.30 | 31.92 | 0.29 | 1.61 | 33.28 |
| MHC Institutions(34) | 15.29 | 14.66 | 0.65 | 4.44 | 2.32 | 0.69 | 4.82 | 0.32 | 245.44 | 0.73 | 31.05 | 183.93 | 27.64 | 188.12 | 32.11 | 0.34 | 1.92 | 37.49 |

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2001 or in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IB (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 13, 2006

| | Financial Institution | Key Financial Ratios: Equity/ Assets (%) | Tang. Equity/ Assets (%) | Reported Earnings: ROA(5) (%) | ROE(5) (%) | ROI(5) (%) | Core Earnings: ROA(5) (%) | ROE(5) (%) | Asset Quality Ratios: NPAs Assets (%) | Resvs/ NPAs (%) | Resvs/ Loans (%) | Pricing Ratios: Price/ Earning (X) | Price/ Book (%) | Price/ Assets (%) | Price/ Tang. Book (%) | Price/ Core Earnings (x) | Dividend Data(6): Ind. Div./ Share ($) | Divi- dend Yield (%) | Payout Ratio(7) (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **NYSE Traded Companies** | | | | | | | | | | | | | | | | | | | |
| AF | Astoria Financial Corp. of NY | 6.13 | 5.31 | 0.99 | 16.42 | 7.04 | 1.02 | 17.04 | 0.17 | 209.23 | 0.58 | 14.21 | 232.31 | 14.24 | 268.06 | 13.70 | 0.88 | 2.66 | 37.74 |
| BBX | BankAtlantic Bancorp of FL | 8.24 | 6.89 | 1.23 | 15.90 | 8.58 | 1.24 | 16.02 | 0.13 | 489.89 | 0.89 | 11.66 | 173.09 | 14.27 | 206.93 | 11.57 | 0.15 | 1.01 | 11.72 |
| DSL | Downey Financial Corp. of CA | 7.07 | 7.05 | 1.36 | 20.88 | 11.35 | 0.83 | 12.68 | 0.18 | 110.62 | 0.23 | 8.81 | 166.88 | 11.80 | 167.32 | 14.50 | 0.40 | 0.57 | 5.02 |
| FED | FirstFed Financial Corp. of CA | 5.47 | 5.44 | 0.96 | 16.08 | 8.29 | 0.96 | 16.08 | 0.07 | NA | 1.00 | 12.06 | 178.78 | 9.79 | 180.06 | 12.06 | 0.00 | 0.00 | 0.00 |
| FBC | Flagstar Bancorp, Inc. of MI | 4.87 | 4.07 | 0.59 | 11.16 | 9.13 | 0.41 | 7.80 | NA | NA | 0.27 | 10.95 | 120.81 | 5.88 | 120.81 | 15.67 | 0.60 | 4.12 | 45.11 |
| NDE | IndyMac Bancorp, Inc. of CA | 7.54 | 7.13 | 1.58 | 21.19 | 10.58 | -0.50 | -6.76 | 0.36 | 78.97 | 0.42 | 9.45 | 181.22 | 13.67 | 191.70 | NM | 1.68 | 4.02 | 38.01 |
| NYB | New York Community Bcrp of NY* | 13.01 | 4.93 | 1.38 | 10.53 | 7.41 | 1.40 | 10.70 | 0.14 | 218.98 | 0.49 | 13.50 | 140.15 | 18.23 | 369.40 | 13.29 | 1.00 | 5.83 | NM |
| NAL | NewAlliance Bancshares of CT* | 20.92 | 13.62 | 0.81 | 3.71 | 3.15 | 0.83 | 3.79 | 0.14 | 378.39 | 1.10 | 31.74 | 120.76 | 25.26 | 185.51 | 31.06 | 0.22 | 1.51 | 47.83 |
| PFB | PFF Bancorp, Inc. of Pomona CA | 8.70 | 8.67 | 1.20 | 13.94 | 6.16 | 1.19 | 13.79 | 0.30 | 289.69 | 0.98 | 16.24 | 223.56 | 19.46 | 224.36 | 16.41 | 0.60 | 1.90 | 30.93 |
| PFS | Provident Fin. Serv. Inc of NJ* | 17.46 | 10.39 | 0.96 | 5.49 | 4.64 | 0.96 | 5.49 | 0.11 | 473.73 | 0.89 | 21.55 | 122.01 | 21.30 | 204.97 | 21.55 | 0.36 | 1.90 | 40.91 |
| SOV | Sovereign Bancorp, Inc. of PA | 9.00 | 4.32 | 1.15 | 12.76 | 9.01 | 1.04 | 11.54 | 0.35 | 198.19 | 1.02 | 11.10 | 161.58 | 12.75 | 294.82 | 12.27 | 0.24 | 1.08 | 12.00 |
| WES | Westcorp of Irvine CA(8) | 9.01 | 9.01 | 1.54 | 17.68 | 6.97 | 1.57 | 17.98 | 0.33 | 564.37 | 2.42 | 14.34 | 232.49 | 20.94 | 232.49 | 14.10 | 1.28 | 1.88 | 26.95 |
| **AMEX Traded Companies** | | | | | | | | | | | | | | | | | | | |
| CNY | Carver Bancorp, Inc. of NY | 7.33 | 7.33 | 0.44 | 5.98 | 7.21 | 0.48 | 6.53 | 0.42 | 149.96 | 0.89 | 13.87 | 80.00 | 5.87 | 80.00 | 12.71 | 0.32 | 2.12 | 29.36 |
| EFC | EFC Bancorp, Inc of Elgin IL(8) | 8.61 | 8.61 | 0.65 | 7.65 | 3.88 | 0.81 | 9.53 | 0.32 | 151.21 | 0.60 | 25.78 | 187.47 | 16.14 | 187.47 | 20.69 | 0.65 | 1.88 | 48.51 |
| FDT | Federal Trust Corp of FL | 6.02 | 6.02 | 0.59 | 9.16 | 3.60 | 0.63 | 9.78 | 0.34 | 175.78 | 0.69 | 27.76 | 239.73 | 14.44 | 239.73 | 26.02 | 0.16 | 1.28 | 35.56 |
| GOV | Gouverneur Bcp MHC of NY(42.4) | 15.27 | 15.27 | 0.91 | 5.60 | 3.95 | 0.87 | 5.35 | 0.33 | 217.79 | 0.86 | 25.33 | 139.53 | 21.31 | 139.53 | 26.51 | 0.28 | 2.46 | 62.22 |
| SZB | SouthFirst Bancshares of AL | 7.49 | 7.10 | 0.03 | 0.34 | 0.41 | 0.08 | 1.03 | 0.81 | 46.09 | 0.54 | NM | 82.65 | 6.19 | 87.16 | NM | 0.40 | 3.29 | NM |
| TSH | Teche Hlding Cp of N Iberia LA | 9.06 | 8.48 | 0.77 | 8.58 | 5.86 | 0.78 | 8.73 | 0.78 | 97.02 | 1.04 | 17.07 | 144.64 | 13.11 | 154.69 | 16.77 | 1.04 | 2.68 | 45.81 |
| WSB | Washington SB, FSB of Bowie MD | 11.02 | 11.02 | 1.33 | 13.32 | 11.41 | 0.91 | 9.07 | NA | NA | 1.54 | 8.76 | 110.25 | 12.15 | 110.25 | 12.88 | 0.00 | 0.00 | 0.00 |
| WFD | Westfield Finl MHC of MA(43.0)* | 14.50 | 14.50 | 0.75 | 5.08 | 2.44 | 0.75 | 5.08 | 0.24 | 274.11 | 1.41 | NM | 208.44 | 30.21 | 208.44 | NM | 0.60 | 2.40 | NM |
| **NASDAQ Listed OTC Companies** | | | | | | | | | | | | | | | | | | | |
| ABBC | Abington Com Bcp MHC PA (45.0) | 14.04 | 14.04 | 0.83 | 5.79 | 2.95 | 0.83 | 5.79 | 0.04 | 435.00 | 0.27 | 33.90 | 180.35 | 25.32 | 180.35 | 33.90 | 0.20 | 1.51 | 51.28 |
| ALLB | Alliance Bank MHC of PA (20.0)* | 8.95 | 8.95 | 0.26 | 2.86 | 1.09 | 0.29 | 3.16 | 1.02 | 67.55 | 1.21 | NM | 267.20 | 23.93 | 267.20 | NM | 0.36 | 1.35 | NM |
| ASBI | Ameriana Bancorp of IN | 8.31 | 8.18 | 0.46 | 5.18 | 4.89 | 0.45 | 5.02 | 1.03 | 60.00 | 1.29 | 20.46 | 110.93 | 9.22 | 112.67 | 21.13 | 0.64 | 4.97 | NM |
| ABNJ | American Bancorp of NJ | 23.75 | 23.75 | 0.43 | 1.80 | 1.58 | 0.46 | 1.92 | 0.07 | 536.25 | 0.49 | NM | 113.98 | 27.07 | 113.98 | NM | 0.16 | 1.58 | NM |
| ABCW | Anchor BanCorp Wisconsin of WI | 7.50 | 7.03 | 1.07 | 14.15 | 6.37 | 1.02 | 13.52 | 0.39 | 138.46 | 0.65 | 15.69 | 221.92 | 16.64 | 236.85 | 16.42 | 0.64 | 2.02 | 31.68 |
| ACFC | Atl Cst Fed Cp of GA MHC(39.9) | 13.29 | 12.89 | 0.60 | 4.61 | 1.94 | 0.60 | 4.61 | 0.41 | 142.45 | 0.76 | NM | 214.90 | 28.56 | 221.51 | NM | 0.32 | 2.22 | NM |
| ALFC | Atlantic Liberty Fincl of NY(8) | 16.23 | 16.23 | 0.94 | 6.14 | 4.58 | 0.94 | 6.14 | 0.05 | 836.67 | 0.60 | 21.81 | 130.19 | 21.13 | 130.19 | 21.81 | 0.32 | 1.44 | 31.37 |
| BCSB | BCSB Bankcorp MHC of MD (36.4) | 5.17 | 4.05 | 0.07 | 1.37 | 0.75 | 0.19 | 3.43 | 0.10 | 333.25 | 0.60 | NM | 186.36 | 9.64 | 198.65 | NM | 0.50 | 3.77 | NM |
| BFCF | BFC Financial Corp. of FL | 1.58 | 0.32 | 0.13 | 8.42 | 5.41 | 0.13 | 8.42 | 0.11 | 527.23 | 0.91 | 18.48 | 186.54 | 2.96 | NM | 18.48 | 0.00 | 0.00 | 0.00 |
| BKMU | Bank Mutual Corp of WI | 15.73 | 14.11 | 0.88 | 4.92 | 4.34 | 0.83 | 4.61 | 0.21 | 162.01 | 0.60 | 23.02 | 126.43 | 19.89 | 140.94 | 24.56 | 0.26 | 2.35 | 54.17 |
| BFIN | BankFinancial Corp. of IL | 20.68 | 19.44 | 0.64 | 3.33 | 2.94 | 0.64 | 3.33 | 0.46 | 150.15 | 0.95 | 33.98 | 112.41 | 23.25 | 119.60 | 33.98 | 0.00 | 0.00 | 0.00 |
| BKUNA | BankUnited Fin. Corp. of FL | 4.70 | 4.43 | 0.29 | 5.49 | 3.38 | 0.24 | 4.64 | 0.08 | 288.31 | 0.32 | 29.61 | 160.64 | 7.54 | 170.29 | 35.07 | 0.02 | 0.08 | 2.22 |
| BFBC | Benjamin Frkln Bncrp Inc of MA* | 12.58 | 8.11 | -0.29 | -2.27 | -2.09 | 0.17 | 1.33 | 0.05 | NA | 0.93 | NM | 109.14 | 13.73 | 169.32 | NM | 0.12 | 0.87 | NM |
| BHLB | Berkshire Hills Bancorp of MA* | 12.08 | 7.18 | 0.41 | 3.75 | 2.20 | 0.68 | 6.19 | 0.08 | 840.14 | 0.93 | NM | 122.14 | 14.76 | 205.70 | 27.58 | 0.56 | 1.60 | 72.73 |
| BRBI | Blue River Bancshares of IN | 7.61 | 6.02 | 0.15 | 1.95 | 1.74 | 0.27 | 3.46 | 1.23 | 62.61 | 1.03 | NM | 108.82 | 8.29 | 137.77 | 32.38 | 0.00 | 0.00 | 0.00 |
| BOFI | Bofi Holding, Inc. Of CA | 9.55 | 9.55 | 0.46 | 5.02 | 3.99 | 0.43 | 4.70 | NA | NA | 0.28 | 25.09 | 106.64 | 10.18 | 106.64 | 26.77 | 0.00 | 0.00 | 0.00 |
| BYFC | Broadway Financial Corp. of CA | 4.79 | 4.79 | 0.49 | 10.13 | 8.18 | 0.48 | 9.91 | 0.04 | NA | 0.62 | 12.23 | 118.67 | 5.69 | 118.67 | 12.50 | 0.20 | 1.78 | 21.74 |
| BRKL | Brookline Bancorp, Inc. of MA* | 27.26 | 25.20 | 1.02 | 3.39 | 2.24 | 1.02 | 3.39 | 0.08 | NA | 1.35 | NM | 151.07 | 41.18 | 163.46 | NM | 0.34 | 2.30 | NM |
| BFSB | Brooklyn Fed MHC of NY (30.0) | 22.08 | 22.08 | 1.13 | 6.81 | 2.62 | 1.13 | 6.81 | 1.03 | 37.62 | 0.66 | 38.14 | 194.38 | 42.92 | 194.38 | 38.14 | 0.00 | 0.00 | 0.00 |
| CITZ | CFS Bancorp, Inc of Munster IN | 11.40 | 11.30 | -0.12 | -1.07 | -0.90 | -0.06 | -0.58 | 2.33 | 46.75 | 1.45 | NM | 121.96 | 13.90 | 123.10 | NM | 0.48 | 3.32 | NM |
| CFFN | Capitol Fd Fn MHC of KS (29.7) | 10.28 | 10.28 | 0.77 | 7.66 | 2.62 | 0.77 | 7.66 | 0.08 | 67.51 | 0.08 | 38.19 | 288.75 | 29.69 | 288.75 | 38.19 | 2.00 | 5.95 | NM |
| CEBK | Central Bncrp of Somerville MA* | 7.23 | 6.82 | 0.54 | 7.31 | 6.23 | 0.50 | 6.78 | 0.03 | NA | 0.91 | 16.04 | 116.29 | 8.41 | 123.33 | 17.30 | 0.72 | 2.52 | 40.45 |
| CFBK | Central Federal Corp. of OH | 10.89 | 10.89 | -2.17 | -19.12 | -20.74 | -2.25 | -19.85 | 0.48 | 191.71 | 1.13 | NM | 98.17 | 10.69 | 98.17 | NM | 0.36 | 4.79 | NM |
| CHFN | Charter Fincl MHC of GA (19.1) | 23.15 | 22.41 | 1.05 | 4.27 | 1.58 | 0.64 | 2.58 | 0.51 | 115.62 | 1.69 | NM | 295.72 | 68.46 | 302.81 | NM | 1.40 | 3.82 | NM |
| CHEV | Cheviot Fin Cp MHC of OH(45.0) | 26.60 | 26.60 | 0.85 | 3.07 | 2.04 | 0.81 | 2.94 | 0.10 | 271.63 | 0.36 | NM | 150.71 | 40.08 | 150.71 | NM | 0.24 | 2.04 | NM |
| CTZN | Citizens First Bancorp of MI | 10.52 | 9.69 | 0.60 | 5.37 | 4.28 | 0.64 | 5.72 | 1.36 | 65.76 | 1.04 | 23.39 | 123.40 | 12.98 | 133.93 | 21.97 | 0.36 | 1.43 | 33.33 |
| CSBC | Citizens South Banking of NC | 13.58 | 12.19 | 0.59 | 4.26 | 3.44 | 0.73 | 5.27 | 0.42 | 156.12 | 0.98 | 29.05 | 124.07 | 16.96 | 139.11 | 23.46 | 0.28 | 2.30 | 66.67 |
| CSBK | Clifton Svg Bp MHC of NJ(44.0) | 23.16 | 23.16 | 0.65 | 2.67 | 1.78 | 0.65 | 2.67 | NA | NA | 0.31 | NM | 152.18 | 35.25 | 152.18 | NM | 0.20 | 1.98 | NM |
| CFCP | Coastal Fin. Corp. of SC | 6.30 | 6.30 | 1.19 | 18.72 | 6.52 | 1.15 | 18.09 | 0.27 | 277.73 | 1.23 | 15.34 | 270.00 | 17.02 | 270.00 | 15.88 | 0.20 | 1.48 | 22.73 |
| COBK | Colonial Banc MHC of NJ (46.0) | 10.92 | 10.92 | 0.63 | 5.66 | 4.27 | 0.62 | 5.53 | NA | NA | 0.80 | 23.40 | 133.12 | 14.54 | 133.12 | 23.93 | 0.00 | 0.00 | 0.00 |
| CCBI | Commercial Capital Bcrp of CA | 13.00 | 5.37 | 1.55 | 12.30 | 8.00 | 1.49 | 11.87 | 0.17 | 321.47 | 0.70 | 12.50 | 146.30 | 19.00 | 354.06 | 12.96 | 0.30 | 1.68 | 20.98 |
| CFFC | Community Fin. Corp. of VA | 8.10 | 8.10 | 1.05 | 12.93 | 8.48 | 1.08 | 13.33 | 0.12 | 613.18 | 0.88 | 11.79 | 145.97 | 11.82 | 145.97 | 11.44 | 0.44 | 1.91 | 22.56 |
| DCOM | Dime Community Bancshars of NY* | 8.96 | 7.24 | 1.12 | 13.15 | 6.64 | 1.21 | 14.19 | 0.14 | 335.55 | 0.60 | 15.06 | 194.50 | 17.43 | 240.66 | 13.95 | 0.56 | 3.68 | 55.45 |
| ESBF | ESB Financial Corp. of PA | 7.14 | 4.62 | 0.70 | 9.79 | 7.44 | 0.70 | 9.67 | 0.29 | 85.42 | 0.88 | 13.45 | 119.14 | 8.51 | 183.96 | 13.60 | 0.40 | 3.42 | 45.98 |
| ESBK | Elmira Svgs Bank, FSB of NY* | 7.12 | 7.00 | 0.83 | 11.86 | 8.06 | 0.76 | 10.94 | 0.24 | 269.39 | 1.03 | 12.40 | 143.28 | 10.21 | 145.73 | 13.44 | 0.80 | 2.93 | 36.36 |
| FFDF | FFD Financial Corp of Dover OH | 11.34 | 11.34 | 0.83 | 6.94 | 5.13 | 0.56 | 4.72 | 0.66 | 69.07 | 0.52 | 19.50 | 132.02 | 14.97 | 132.02 | 28.68 | 0.48 | 2.46 | 48.00 |
| FMCO | FMS Fin Corp. of Burlington NJ | 6.12 | 5.95 | 0.60 | 10.26 | 6.57 | 0.59 | 10.17 | 0.42 | 98.65 | 1.12 | 15.22 | 150.61 | 9.22 | 154.82 | 15.36 | 0.12 | 0.70 | 10.62 |
| FFCO | FedFirst Fin MHC of PA (45.0) | 16.39 | 16.02 | -0.32 | -2.79 | -1.51 | -0.09 | -0.80 | 0.27 | 101.44 | 0.45 | NM | 132.43 | 21.71 | 135.53 | NM | 0.00 | 0.00 | NM |

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IB (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 13, 2006

| | | Key Financial Ratios | | | | | | | Asset Quality Ratios | | | Pricing Ratios | | | | | Dividend Data(6) | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Financial Institution | Equity/ Assets (%) | Tang. Equity/ Assets (%) | Reported Earnings ROA(5) (%) | Reported Earnings ROE(5) (%) | Reported Earnings ROI(5) (%) | Core Earnings ROA(5) (%) | Core Earnings ROE(5) (%) | NPAs Assets (%) | Resvs/ NPAs (%) | Resvs/ Loans (%) | Price/ Earning (X) | Price/ Book (%) | Price/ Assets (%) | Price/ Tang. Book (%) | Price/ Core Earnings (X) | Ind. Div./ Share ($) | Divi- dend Yield (%) | Payout Ratio(7) (%) |
| NASDAQ Listed OTC Companies (continued) | | | | | | | | | | | | | | | | | | | |
| FSBI | Fidelity Bancorp, Inc. of PA | 6.20 | 5.79 | 0.60 | 9.30 | 6.86 | 0.58 | 9.02 | 0.47 | 82.13 | 0.74 | 14.58 | 134.90 | 8.37 | 144.52 | 15.04 | 0.52 | 2.70 | 39.39 |
| FFFL | Fidelity Bankshares, Inc of FL | 7.10 | 6.56 | 0.80 | 11.55 | 3.36 | 0.82 | 11.85 | NA | NA | 0.54 | 29.74 | 309.69 | 21.98 | 334.95 | 28.99 | 0.32 | 0.93 | 27.59 |
| FBTC | First BancTrust Corp of IL | 10.97 | 10.97 | 0.58 | 5.01 | 4.59 | 0.45 | 3.87 | 1.04 | 96.26 | 1.71 | 21.81 | 112.18 | 12.31 | 112.18 | 28.25 | 0.24 | 1.93 | 42.11 |
| FBEI | First Bancorp of Indiana of IN | 10.38 | 9.71 | 0.50 | 4.66 | 4.00 | 0.51 | 4.77 | 0.21 | 139.50 | 0.48 | 25.00 | 117.06 | 12.15 | 125.22 | 24.44 | 0.60 | 2.76 | 68.97 |
| FBSI | First Bancshares, Inc. of MO | 11.13 | 10.97 | -0.04 | -0.34 | -0.34 | -0.04 | -0.36 | NA | NA | 1.32 | NM | 104.09 | 11.58 | 105.63 | NM | 0.16 | 0.90 | NM |
| FCAP | First Capital, Inc. of IN | 9.56 | 8.22 | 0.83 | 8.53 | 7.84 | 0.79 | 8.16 | NA | NA | 0.68 | 12.75 | 109.05 | 10.42 | 126.88 | 13.33 | 0.64 | 3.64 | 46.38 |
| FCFL | First Community BK Corp of FL | 8.51 | 8.37 | 0.97 | 10.43 | 4.07 | 0.94 | 10.16 | 0.01 | NA | 1.24 | 24.55 | 244.03 | 20.76 | 248.14 | 25.22 | 0.00 | 0.00 | 0.00 |
| FDEF | First Defiance Fin. Corp of OH | 10.53 | 7.74 | 0.95 | 8.63 | 6.26 | 0.91 | 8.27 | 0.49 | 197.79 | 1.18 | 15.98 | 128.42 | 13.53 | 174.66 | 16.66 | 0.96 | 3.53 | 56.47 |
| FFSW | First Fed Banc of SW Inc of NM | 8.55 | 7.65 | 0.69 | 7.63 | 5.40 | 0.61 | 6.79 | NA | NA | 0.93 | 18.52 | 132.25 | 10.46 | 136.74 | 20.83 | 0.28 | 1.87 | 34.57 |
| FFFD | First Fed Serv MHC of IL(45.0) | 26.78 | 26.78 | 1.46 | 5.42 | 3.78 | 1.46 | 5.42 | 0.40 | 77.40 | 0.37 | 26.47 | 141.66 | 37.94 | 141.66 | 26.47 | 0.44 | 3.26 | NM |
| FFNM | First Fed of N. Michigan of MI | 13.21 | 11.89 | 0.10 | 0.96 | 1.00 | 0.30 | 2.78 | 1.10 | 44.11 | 0.67 | NM | 76.53 | 10.11 | 85.07 | 34.62 | 0.20 | 2.22 | NM |
| FFBH | First Fed. Bancshares of AR | 9.23 | 9.23 | 1.02 | 10.48 | 6.41 | 0.97 | 9.95 | 1.64 | 15.08 | 0.29 | 15.61 | 159.82 | 14.75 | 159.82 | 16.44 | 0.52 | 2.12 | 33.12 |
| FFBI | First Federal Bancshares of IL | 6.58 | 6.11 | 0.39 | 5.38 | 5.39 | 0.35 | 4.89 | NA | NA | 0.54 | 18.57 | 104.74 | 6.89 | 112.68 | 20.41 | 0.48 | 2.58 | 48.00 |
| FFSX | First Federal Bankshares of IA | 12.25 | 9.04 | 0.50 | 4.02 | 3.90 | 0.41 | 3.33 | 1.58 | 73.76 | 1.49 | 25.62 | 104.01 | 12.74 | 140.96 | 30.97 | 0.40 | 1.93 | 49.38 |
| FFCH | First Fin. Holdings Inc. of SC | 6.78 | 5.87 | 1.05 | 15.45 | 6.81 | 1.09 | 16.02 | 0.29 | 192.43 | 0.74 | 14.68 | 224.50 | 15.23 | 259.20 | 14.15 | 0.96 | 3.03 | 44.44 |
| FFHS | First Franklin Corp. of OH | 8.69 | 8.69 | 0.39 | 4.37 | 3.92 | 0.51 | 5.74 | 2.00 | 30.00 | 0.73 | 25.48 | 110.13 | 9.57 | 110.13 | 19.42 | 0.36 | 2.21 | 56.25 |
| FKFS | First Keystone Fin., Inc of PA | 5.44 | 5.44 | 0.11 | 2.08 | 1.54 | 0.03 | 0.28 | 1.12 | 59.79 | 1.14 | NM | 139.63 | 7.60 | 139.63 | NM | 0.44 | 2.26 | NM |
| FMSB | First Mutual Bncshrs Inc of WA* | 6.25 | 6.25 | 0.98 | 16.28 | 7.21 | 0.88 | 14.55 | 0.06 | NA | 1.13 | 13.86 | 210.16 | 13.13 | 210.16 | 15.51 | 0.40 | 1.53 | 21.28 |
| FNFG | First Niagara Fin. Group of NY* | 18.28 | 11.47 | 1.10 | 6.04 | 3.18 | 1.15 | 6.29 | 0.29 | 308.35 | 1.40 | 31.42 | 184.80 | 33.78 | 294.53 | 30.16 | 0.40 | 2.65 | NM |
| FNFI | First Niles Fin., Inc. of OH | 16.13 | 16.13 | 1.08 | 6.57 | 4.75 | 0.71 | 4.35 | 0.76 | 97.89 | 1.56 | 21.04 | 139.41 | 22.49 | 139.41 | 31.76 | 0.64 | 3.95 | NM |
| FPTB | First PacTrust Bancorp of CA | 10.45 | 10.45 | 0.67 | 5.95 | 3.82 | 0.67 | 5.95 | NA | NA | 0.69 | 26.18 | 159.67 | 16.69 | 159.67 | 26.18 | 0.56 | 2.02 | 52.83 |
| FPFC | First Place Fin. Corp. of OH | 9.43 | 6.72 | 0.83 | 8.75 | 5.34 | 0.82 | 8.62 | 0.72 | 104.07 | 0.95 | 18.73 | 157.87 | 14.89 | 221.65 | 19.02 | 0.56 | 2.21 | 41.48 |
| FBNW | FirstBank NW Corp. of WA | 9.31 | 6.95 | 0.91 | 9.91 | 7.14 | 0.81 | 8.84 | 0.26 | 385.40 | 1.34 | 14.00 | 133.33 | 12.42 | 178.72 | 15.70 | 0.80 | 2.38 | 33.33 |
| FFIC | Flushing Fin. Corp. of NY* | 7.43 | 7.26 | 1.06 | 13.95 | 7.49 | 1.08 | 14.18 | 0.09 | 318.33 | 0.35 | 13.35 | 177.77 | 13.21 | 181.87 | 13.13 | 0.40 | 2.54 | 33.90 |
| FNTX | Franklin Bank Corp of TX* | 7.37 | 4.63 | 0.73 | 9.72 | 6.67 | 0.66 | 8.76 | 0.56 | 36.28 | 0.23 | 14.99 | 130.09 | 9.59 | 207.13 | 16.63 | 0.00 | 0.00 | 0.00 |
| GSLA | GS Financial Corp. of LA | 15.86 | 15.86 | 0.08 | 0.54 | 0.77 | 0.47 | 3.17 | 0.19 | 265.90 | 1.07 | NM | 69.93 | 11.08 | 69.93 | 22.01 | 0.40 | 2.56 | NM |
| PEDE | Great Pee Dee Bancorp of SC | 12.71 | 12.31 | 0.65 | 4.57 | 4.44 | 0.67 | 4.70 | 0.72 | 111.21 | 1.00 | 22.51 | 103.08 | 13.10 | 106.35 | 21.06 | 0.64 | 4.24 | NM |
| GAFC | Greater Atlant. Fin Corp of VA | 4.59 | 4.31 | -0.41 | -9.20 | -10.40 | -1.15 | -25.84 | 0.54 | 66.01 | 0.59 | NM | 96.53 | 4.43 | 102.08 | NM | 0.00 | 0.00 | NM |
| GCBC | Green Co Bcrp MHC of NY (44.3)* | 11.32 | 11.32 | 0.97 | 8.79 | 4.22 | 0.97 | 8.79 | 0.11 | 386.69 | 0.76 | 23.71 | 202.26 | 22.89 | 202.26 | 23.71 | 0.44 | 2.73 | 64.71 |
| HFFC | HF Financial Corp. of SD | 5.93 | 5.39 | 0.54 | 8.75 | 6.75 | 0.47 | 7.69 | 0.94 | 61.36 | 0.77 | 14.81 | 128.30 | 7.61 | 141.05 | 16.85 | 0.45 | 2.30 | 34.09 |
| HMNF | HMN Financial, Inc. of MN | 8.96 | 8.55 | 0.99 | 11.39 | 7.20 | 0.93 | 10.62 | 0.47 | 186.42 | 1.04 | 13.89 | 153.03 | 13.71 | 160.42 | 14.91 | 0.96 | 3.14 | 43.64 |
| HARB | Harbor Florida Bancshrs of FL | 10.64 | 10.51 | 1.62 | 15.36 | 5.22 | 1.57 | 14.78 | 0.07 | 901.74 | 0.86 | 19.17 | 276.74 | 29.45 | 280.30 | 19.79 | 0.80 | 2.16 | 41.45 |
| HARL | Harleysville Svgs Fin Cp of PA | 6.21 | 6.21 | 0.67 | 10.86 | 7.34 | 0.66 | 10.69 | 0.03 | 756.92 | 0.53 | 13.63 | 143.03 | 8.88 | 143.03 | 13.85 | 0.64 | 3.67 | 50.00 |
| HWFG | Harrington West Fncl Grp of CA | 5.19 | 4.60 | 0.77 | 15.51 | 9.39 | 0.76 | 15.21 | NA | NA | 0.85 | 10.65 | 155.12 | 8.05 | 175.13 | 10.86 | 0.50 | 2.97 | 31.65 |
| HBOS | Heritage Fn Gp MHC of GA(30.0) | 19.26 | 19.26 | 0.86 | 4.50 | 2.48 | 0.86 | 4.58 | 0.26 | 368.92 | 1.37 | NM | 183.28 | 35.29 | 183.28 | NM | 0.20 | 1.77 | 71.43 |
| HIFS | Hingham Inst. for Sav. of MA* | 7.87 | 7.87 | 1.09 | 13.54 | 7.68 | 1.09 | 13.54 | 0.12 | 439.70 | 0.69 | 13.02 | 168.49 | 13.27 | 168.49 | 13.02 | 0.80 | 2.09 | 27.21 |
| HCFC | Home City Fin. Corp. of OH | 8.79 | 8.62 | 0.56 | 6.43 | 6.55 | 0.68 | 8.18 | 0.43 | 213.08 | 1.06 | 15.27 | 95.33 | 8.38 | 97.23 | 12.00 | 0.44 | 2.91 | 44.44 |
| HOME | Home Fed Bncp MHC of ID (39.8) | 14.70 | 14.70 | 0.79 | 5.12 | 2.83 | 0.86 | 5.56 | 0.19 | 216.04 | 0.66 | 35.29 | 181.62 | 26.70 | 181.62 | 32.50 | 0.20 | 1.62 | 57.14 |
| HFBC | HopFed Bancorp, Inc. of KY | 8.10 | 7.27 | 0.68 | 8.21 | 6.88 | 0.61 | 7.34 | 0.23 | 270.13 | 1.01 | 14.56 | 119.93 | 9.72 | 133.69 | 16.27 | 0.48 | 2.92 | 42.48 |
| HCBK | Hudson City Bancorp, Inc of NJ* | 19.92 | 19.92 | 1.16 | 8.78 | 3.55 | 1.16 | 8.78 | 0.06 | 164.02 | 0.20 | 28.16 | 140.00 | 27.89 | 140.00 | 28.16 | 0.28 | 2.26 | 63.64 |
| ICBC | Independence Comm Bnk Cp of NY(8)* | 12.19 | 5.37 | 1.23 | 9.71 | 6.65 | 1.24 | 9.81 | 0.26 | 214.85 | 0.82 | 15.03 | 147.33 | 17.96 | 334.62 | 14.87 | 1.08 | 2.66 | 40.00 |
| IFSB | Independence FSB of DC | 10.13 | 10.13 | 0.15 | 1.57 | 1.40 | -0.43 | -4.35 | 0.34 | 75.05 | 0.46 | NM | 116.00 | 11.76 | 116.00 | NM | 0.00 | 0.00 | 0.00 |
| ISBC | Investors Bcrp MHC of NJ(45.7)* | 15.78 | 15.78 | -0.02 | -0.14 | -0.09 | 0.80 | 5.04 | 0.11 | 89.81 | 0.26 | NM | 159.54 | 25.17 | 159.54 | 31.65 | 0.00 | 0.00 | NM |
| JXSB | Jcksnville Bcp MHC of IL(47.2) | 7.93 | 6.78 | 0.33 | 4.15 | 2.82 | 0.31 | 3.86 | 0.65 | 111.64 | 1.30 | 35.47 | 147.91 | 11.73 | 172.90 | 38.13 | 0.30 | 1.97 | 69.77 |
| JFBI | Jefferson Bancshares Inc of TN | 26.92 | 26.92 | 1.10 | 3.85 | 3.46 | 1.10 | 3.85 | 0.16 | 475.21 | 1.05 | 28.89 | 117.61 | 31.66 | 117.61 | 28.89 | 0.24 | 1.81 | 52.17 |
| KFED | K-Fed Bancorp MHC of CA (38.5) | 13.01 | 12.37 | 0.75 | 5.20 | 2.73 | 0.75 | 5.20 | 0.07 | 508.27 | 0.43 | 36.58 | 190.08 | 24.73 | 199.83 | 36.58 | 0.28 | 2.32 | NM |
| KNBT | KNBT Bancorp, Inc. of PA | 12.36 | 8.06 | 0.76 | 5.26 | 3.94 | 0.78 | 5.42 | 0.28 | 178.94 | 1.07 | 25.41 | 133.10 | 16.45 | 204.01 | 24.66 | 0.28 | 1.67 | 42.42 |
| KFFB | KY Fst Fed Bp MHC of KY (45.0) | 24.26 | 18.60 | 0.75 | 3.15 | 1.96 | 0.79 | 3.30 | 0.71 | 30.81 | 0.39 | NM | 139.50 | 33.85 | 181.97 | NM | 0.40 | 3.74 | NM |
| KRNY | Kearny Fin Cp MHC of NJ (30.0) | 24.39 | 20.36 | 0.90 | 4.01 | 1.91 | 0.65 | 2.88 | 0.10 | 260.08 | 0.91 | NM | 188.51 | 45.97 | 225.82 | NM | 0.20 | 1.52 | NM |
| LSBX | LSB Corp of No. Andover MA* | 11.04 | 11.04 | 0.62 | 5.68 | 4.30 | 0.62 | 5.68 | 0.01 | NA | 1.77 | 23.24 | 130.40 | 14.40 | 130.40 | 23.24 | 0.56 | 3.26 | NM |
| LSBI | LSB Fin. Corp. of Lafayette IN* | 8.76 | 8.76 | 1.01 | 11.73 | 8.39 | 0.91 | 10.63 | 2.53 | 25.88 | 0.73 | 11.91 | 133.14 | 11.67 | 133.14 | 13.15 | 0.64 | 2.29 | 27.23 |
| LARL | Laurel Capital Group Inc of PA | 9.02 | 7.97 | 0.66 | 7.40 | 4.85 | 0.66 | 7.40 | 0.25 | 254.08 | 0.93 | 20.61 | 151.21 | 13.64 | 171.21 | 20.61 | 0.80 | 3.77 | NM |
| LEGC | Legacy Bancorp, Inc. of MA* | 18.34 | 17.95 | 0.52 | 2.84 | 2.87 | 0.52 | 2.84 | 0.16 | 356.20 | 0.78 | 34.85 | 99.08 | 18.17 | 101.23 | 34.85 | 0.00 | 0.00 | 0.00 |
| LNCB | Lincoln Bancorp of IN | 11.96 | 8.70 | 0.16 | 1.28 | 1.41 | 0.28 | 2.24 | 0.55 | 124.97 | 0.96 | NM | 91.57 | 10.95 | 125.83 | NM | 0.56 | 3.28 | NM |
| MAFB | MAF Bancorp, Inc. of IL | 9.42 | 6.34 | 1.03 | 10.60 | 7.27 | 0.96 | 9.90 | 0.35 | 100.47 | 0.51 | 13.76 | 144.23 | 13.58 | 214.14 | 14.74 | 0.92 | 2.12 | 29.11 |
| MFBC | MFB Corp. of Mishawaka IN | 6.97 | 6.15 | 0.47 | 6.72 | 6.69 | 0.48 | 6.94 | 0.56 | 205.01 | 1.63 | 14.95 | 96.46 | 6.72 | 109.34 | 14.48 | 0.50 | 1.82 | 27.17 |
| MASB | MassBank Corp. of Reading MA* | 11.45 | 11.33 | 0.76 | 6.74 | 5.12 | 0.73 | 6.46 | 0.03 | 469.29 | 0.56 | 19.53 | 135.36 | 15.49 | 136.76 | 20.37 | 1.08 | 3.27 | 63.91 |
| MTXC | Matrix Bancorp, Inc. of CO | 4.92 | 4.92 | 0.89 | 18.48 | 13.68 | 1.37 | 28.43 | NA | NA | 0.79 | 7.31 | 126.08 | 6.20 | 126.08 | 4.75 | 0.00 | 0.00 | 0.00 |
| MFLR | Mayflower Co-Op. Bank of MA* | 7.75 | 7.73 | 0.81 | 10.31 | 6.55 | 0.70 | 8.83 | NA | NA | 1.26 | 15.27 | 154.44 | 11.97 | 154.96 | 17.82 | 0.40 | 2.88 | 43.96 |
| CASH | Meta Financial Group of IA | 5.53 | 5.10 | -0.12 | -2.06 | -1.79 | -0.11 | -1.90 | 0.69 | 133.99 | 1.61 | NM | 120.28 | 6.66 | 130.63 | NM | 0.52 | 2.53 | NM |
| MCBF | Monarch Community Bncrp of MI | 14.58 | 10.57 | -0.48 | -3.30 | -4.41 | -0.59 | -4.11 | 1.39 | 77.53 | 1.39 | NM | 74.76 | 10.90 | 103.16 | NM | 0.24 | 2.16 | NM |
| MFSF | MutualFirst Fin. Inc. of IN | 9.04 | 7.64 | 0.56 | 5.50 | 4.84 | 0.74 | 7.27 | 0.90 | 93.88 | 0.98 | 20.66 | 114.12 | 10.32 | 135.02 | 15.64 | 0.56 | 2.56 | 52.83 |
| NASB | NASB Fin, Inc. of Grandview MO | 9.57 | 9.37 | 1.76 | 18.14 | 7.95 | 0.96 | 9.84 | 0.87 | 55.92 | 0.57 | 12.58 | 218.13 | 20.87 | 222.80 | 23.19 | 0.90 | 2.34 | 29.41 |
| NHTB | NH Thrift Bancshares of NH | 7.23 | 5.32 | 0.85 | 11.70 | 8.20 | 0.80 | 11.04 | 0.83 | NA | 0.86 | 12.20 | 137.87 | 9.97 | 187.27 | 12.93 | 0.50 | 3.33 | 40.65 |
| NVSL | Naug Vlly Fin MHC of CT (45.0) | 15.38 | 15.31 | 0.63 | 3.69 | 2.34 | 0.63 | 3.69 | 0.09 | 613.73 | 0.78 | NM | 160.42 | 24.67 | 161.14 | NM | 0.16 | 1.50 | 64.00 |
| NTMK | NetBank, Inc. of Alpharetta GA | 7.86 | 6.27 | -0.39 | -4.49 | -5.37 | -1.90 | -22.00 | 1.34 | 39.13 | 0.74 | NM | 85.93 | 6.75 | 107.66 | NM | 0.08 | 1.07 | NM |

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit IB (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 13, 2006

| Financial Institution | Key Financial Ratios: Equity/ Assets (%) | Tang. Equity/ Assets (%) | Reported Earnings: ROA(5) (%) | ROE(5) (%) | ROI(5) (%) | Core Earnings: ROA(5) (%) | ROE(5) (%) | Asset Quality Ratios: NPAs Assets (%) | Resvs/ NPAs (%) | Resvs/ Loans (%) | Pricing Ratios: Price/ Earning (X) | Price/ Book (%) | Price/ Assets (%) | Price/ Tang. Book (%) | Price/ Core Earnings (x) | Dividend Data(6): Ind. Div./ Share ($) | Divi- dend Yield (%) | Payout Ratio(7) (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **NASDAQ Listed OTC Companies (continued)** | | | | | | | | | | | | | | | | | | |
| NEBS New England Bncshrs Inc. of CT | 22.61 | 21.88 | 0.65 | 2.88 | 2.82 | 0.65 | 2.88 | NA | NA | NA | 35.50 | 102.21 | 23.11 | 105.65 | 35.50 | 0.08 | 0.75 | 26.67 |
| NMIL Newmil Bancorp, Inc. of CT* | 6.27 | 5.32 | 1.13 | 16.28 | 6.93 | 1.12 | 16.13 | 0.16 | 355.89 | 0.99 | 14.42 | 238.88 | 14.97 | 281.65 | 14.56 | 0.80 | 2.57 | 37.04 |
| FFFD North Central Bancshares of IA | 9.07 | 8.05 | 1.10 | 12.11 | 9.07 | 1.19 | 13.18 | 0.32 | 214.69 | 0.76 | 11.03 | 129.62 | 11.76 | 146.14 | 10.14 | 1.16 | 3.09 | 34.12 |
| NWSB Northwest Bcrp MHC of PA(40.0)* | 9.33 | 6.91 | 0.88 | 9.73 | 4.90 | 0.88 | 9.73 | 0.70 | 73.34 | 0.72 | 20.40 | 191.56 | 17.88 | 258.60 | 20.40 | 0.64 | 2.88 | 58.72 |
| OSHC Ocean Shr Hldg MHC of NJ(45.7) | 10.57 | 10.57 | 0.29 | 2.96 | 1.56 | 0.54 | 5.42 | 0.01 | NA | 0.42 | NM | 169.35 | 17.91 | 169.35 | 35.00 | 0.00 | 0.00 | 0.00 |
| OCFC OceanFirst Fin. Corp of NJ | 6.86 | 6.80 | 1.01 | 14.38 | 6.60 | 0.53 | 7.56 | 0.09 | 611.63 | 0.61 | 15.14 | 217.52 | 14.92 | 219.57 | 28.81 | 0.80 | 3.43 | 51.95 |
| ONFC Oneida Fincl MHC of NY (44.0)* | 11.85 | 8.63 | 0.78 | 6.45 | 3.96 | 0.91 | 7.48 | 0.06 | 797.21 | 0.85 | 25.27 | 161.63 | 19.16 | 221.96 | 21.80 | 0.44 | 3.96 | NM |
| PSBH PSB Hldgs Inc MHC of CT (46.3)* | 15.17 | 15.17 | 0.43 | 3.11 | 1.93 | 0.62 | 4.44 | 0.03 | NA | 0.85 | NM | 143.08 | 21.71 | 143.08 | 36.20 | 0.24 | 2.21 | NM |
| PVFC PVF Capital Corp. of Solon OH | 7.89 | 7.89 | 0.69 | 8.59 | 6.78 | 0.61 | 7.53 | 1.05 | 47.13 | 0.61 | 14.75 | 123.79 | 9.76 | 123.79 | 16.83 | 0.30 | 2.79 | 41.10 |
| PPBI Pacific Premier Bncrp of CA | 7.44 | 7.44 | 1.17 | 14.93 | 10.83 | 1.16 | 14.81 | 0.24 | 179.57 | 0.50 | 9.23 | 128.07 | 9.52 | 128.07 | 9.30 | 0.00 | 0.00 | 0.00 |
| PBCI Pamrapo Bancorp, Inc. of NJ | 8.84 | 8.84 | 1.24 | 14.22 | 7.50 | 1.24 | 14.22 | 0.28 | 153.28 | 0.63 | 13.34 | 183.81 | 16.24 | 183.81 | 13.34 | 0.88 | 4.12 | 55.00 |
| PFED Park Bancorp of Chicago IL | 12.21 | 12.21 | 0.58 | 4.97 | 4.24 | 0.78 | 6.61 | 2.06 | 23.84 | 1.03 | 23.59 | 118.51 | 14.47 | 118.51 | 17.72 | 0.72 | 2.24 | 52.94 |
| PVSA Parkvale Financial Corp of PA | 6.22 | 4.44 | 0.67 | 11.10 | 7.85 | 0.65 | 10.79 | 0.36 | 228.44 | 1.25 | 12.74 | 135.93 | 8.46 | 190.34 | 13.10 | 0.80 | 2.88 | 36.70 |
| PRTR Partners Trust Fin. Grp. of NY* | 14.56 | 7.53 | 0.82 | 5.62 | 5.09 | 0.88 | 5.99 | 0.20 | 491.95 | 1.73 | 19.64 | 108.71 | 15.83 | 210.18 | 18.43 | 0.28 | 2.34 | 45.90 |
| PBHC Pathfinder BC MHC of NY (35.7)* | 7.12 | 5.70 | 0.23 | 3.19 | 2.15 | 0.22 | 3.08 | 0.85 | 69.91 | 0.97 | NM | 148.40 | 10.56 | 185.45 | NM | 0.41 | 3.15 | NM |
| PFSB PennFed Fin. Services of NJ | 5.93 | 5.93 | 0.78 | 12.78 | 6.27 | 0.79 | 12.89 | 0.12 | 239.03 | 0.39 | 15.96 | 200.94 | 11.91 | 200.94 | 15.83 | 0.28 | 1.46 | 23.33 |
| PFDC Peoples Bancorp of Auburn IN | 13.34 | 12.80 | 0.84 | 6.35 | 6.08 | 0.82 | 6.20 | 0.62 | 65.00 | 0.55 | 16.44 | 104.46 | 13.94 | 108.92 | 16.85 | 0.76 | 3.73 | 61.29 |
| PBCT Peoples Bank MHC of CT (42.1)* | 11.64 | 10.66 | 1.21 | 10.65 | 2.89 | 1.08 | 9.49 | 0.18 | 363.18 | 0.87 | 34.63 | 355.98 | 41.43 | NM | 38.85 | 0.88 | 2.76 | NM |
| PCBI Peoples Community Bcrp. of OH | 8.61 | 7.44 | 0.31 | 3.69 | 3.19 | 0.25 | 3.01 | 2.07 | 65.66 | 1.91 | 31.38 | 104.08 | 8.97 | 120.43 | 38.49 | 0.60 | 2.94 | NM |
| PFSL Pocahontas Bancorp, Inc. of AR | 7.06 | 5.15 | 0.45 | 6.21 | 5.53 | 0.30 | 4.17 | 0.60 | 72.18 | 0.74 | 18.07 | 112.15 | 7.92 | 153.71 | 26.91 | 0.32 | 2.53 | 45.71 |
| PROV Provident Fin. Holdings of CA | 7.74 | 7.74 | 1.24 | 16.25 | 9.69 | 0.45 | 5.86 | 0.11 | 512.42 | 0.73 | 10.33 | 158.67 | 12.29 | 158.76 | 28.62 | 0.56 | 1.94 | 20.00 |
| PBNY Provident NY Bncrp, Inc. of NY | 15.21 | 8.61 | 0.88 | 5.38 | 4.46 | 0.90 | 5.49 | 0.07 | NA | 1.62 | 22.43 | 121.04 | 18.41 | 213.81 | 21.98 | 0.20 | 1.82 | 40.82 |
| PBIP Prudential Bncp MHC PA (45.0)* | 20.34 | 20.34 | 0.77 | 4.32 | 2.30 | 0.88 | 4.48 | 0.13 | 93.00 | 0.32 | NM | 161.76 | 32.90 | 161.76 | NM | 0.16 | 1.36 | 59.26 |
| PULB Pulaski Fin Cp of St. Louis MO | 6.11 | 6.06 | 1.04 | 16.76 | 4.75 | 1.00 | 16.01 | 0.85 | 100.83 | 0.97 | 21.03 | 327.27 | 20.00 | 330.16 | 22.02 | 0.32 | 1.71 | 35.96 |
| RPFG Rainier Pacific Fin Group of WA* | 10.82 | 10.80 | 0.44 | 3.57 | 3.22 | 0.41 | 3.35 | 0.02 | NA | 1.41 | 31.10 | 120.95 | 13.09 | 121.24 | 33.13 | 0.24 | 1.57 | 48.98 |
| RIVR River Valley Bancorp of IN | 7.35 | 7.34 | 0.76 | 10.02 | 7.06 | 0.70 | 9.11 | 1.11 | 46.58 | 0.99 | 14.16 | 139.18 | 10.23 | 139.37 | 15.58 | 0.78 | 3.05 | 54.55 |
| RVSB Riverview Bancorp, Inc. of WA | 12.06 | 8.36 | 1.09 | 8.90 | 5.06 | 1.21 | 9.89 | 0.14 | 647.36 | 1.15 | 19.76 | 150.72 | 18.18 | 217.50 | 17.78 | 0.68 | 2.94 | 58.12 |
| RCKB Rockville Fin MHC of CT (45.0)* | 14.89 | 14.78 | 0.21 | 1.43 | 0.79 | 0.55 | 3.64 | 0.19 | 429.11 | 0.98 | NM | 180.88 | 26.94 | 182.29 | NM | 0.00 | 0.00 | 0.00 |
| ROME Rome Bancorp, Inc. of Rome NY* | 29.99 | 29.99 | 1.15 | 4.83 | 3.19 | 1.09 | 4.56 | 0.43 | 187.39 | 0.89 | 31.34 | 113.80 | 34.13 | 113.80 | 33.24 | 0.26 | 2.37 | 74.29 |
| SIFI SI Fin Gp Inc MHC of CT (40.0)* | 12.01 | 11.97 | 0.57 | 4.52 | 2.64 | 0.55 | 4.36 | 0.10 | 532.69 | 0.72 | 37.86 | 171.29 | 20.57 | 171.83 | 39.21 | 0.12 | 1.09 | 41.38 |
| SVBI Severn Bancorp, Inc. of MD | 8.40 | 8.36 | 1.86 | 22.16 | 8.65 | 1.80 | 21.37 | 0.21 | 413.79 | 0.91 | 11.57 | 233.53 | 19.63 | 234.66 | 11.99 | 0.24 | 1.24 | 14.29 |
| SFFS Sound Fed Bancorp, Inc. of NY | 11.83 | 10.55 | 0.49 | 3.92 | 2.06 | 0.52 | 4.11 | 0.12 | 245.99 | 0.47 | NM | 190.97 | 22.60 | 214.22 | NM | 0.30 | 1.51 | 73.17 |
| SSFC South Street Fin. Corp. of NC | 10.81 | 10.81 | 0.70 | 6.07 | 5.65 | 0.70 | 6.07 | NA | NA | 0.38 | 18.37 | 112.22 | 12.13 | 112.22 | 18.37 | 0.40 | 4.19 | NM |
| SYNF Synergy Financial Group of NJ | 10.35 | 10.26 | 0.50 | 4.41 | 2.94 | 0.50 | 4.41 | 0.06 | NA | 0.78 | 34.00 | 156.04 | 16.15 | 157.37 | 34.00 | 0.20 | 1.55 | 52.63 |
| THRD TF Fin. Corp. of Newtown PA | 9.63 | 8.92 | 0.97 | 10.21 | 7.47 | 0.96 | 10.01 | 0.20 | 197.48 | 0.53 | 13.38 | 133.49 | 12.86 | 144.23 | 13.64 | 0.72 | 2.53 | 33.80 |
| TONE TierOne Corp. of Lincoln NE | 9.20 | 7.57 | 0.98 | 10.44 | 5.58 | 0.93 | 10.13 | 0.66 | 137.22 | 1.02 | 17.92 | 180.85 | 16.63 | 219.72 | 18.83 | 0.24 | 0.81 | 14.46 |
| TSBK Timberland Bancorp, Inc. of WA | 13.50 | 12.15 | 1.26 | 9.03 | 7.37 | 1.26 | 9.03 | 0.62 | 119.33 | 1.05 | 13.57 | 120.30 | 16.24 | 133.71 | 13.57 | 0.64 | 2.68 | 36.36 |
| TRST TrustCo Bank Corp NY of NY | 8.11 | 8.11 | 2.04 | 25.57 | 6.08 | 1.89 | 23.61 | 0.10 | NA | 3.34 | 16.45 | NM | 33.90 | NM | 17.82 | 0.64 | 4.99 | NM |
| UCBC Union Community Bancorp of IN(8) | 13.01 | 11.97 | 0.27 | 2.09 | 1.40 | 0.21 | 1.62 | NA | NA | 0.49 | NM | 149.77 | 19.48 | 162.79 | NM | 0.60 | 2.34 | NM |
| UCFC United Community Fin. of OH | 10.55 | 9.10 | 1.06 | 9.78 | 6.43 | 1.02 | 9.41 | 1.18 | 52.36 | 0.72 | 15.55 | 147.57 | 15.57 | 171.11 | 16.16 | 0.33 | 2.65 | 41.25 |
| UBNK United Fin Grp MHC of MA(46.4) | 15.11 | 15.11 | 0.41 | 3.77 | 1.89 | 0.41 | 3.77 | NA | NA | 1.05 | NM | 147.78 | 22.34 | 147.78 | NM | 0.00 | 0.00 | 0.00 |
| WSFS WSFS Financial Corp. of DE* | 6.40 | 6.34 | 1.07 | 14.68 | 6.74 | 1.05 | 14.51 | 0.17 | 545.94 | 1.44 | 14.84 | 236.98 | 15.16 | 239.12 | 15.01 | 0.28 | 0.44 | 6.54 |
| WVFC WVS Financial Corp. of PA | 6.79 | 6.79 | 0.64 | 9.25 | 7.08 | 0.62 | 8.93 | NA | NA | 1.75 | 14.12 | 131.97 | 8.96 | 131.97 | 14.64 | 0.64 | 3.98 | 56.14 |
| WFSL Washington Federal, Inc. of WA | 14.41 | 13.73 | 1.90 | 12.67 | 6.79 | 1.95 | 12.97 | 0.10 | 312.69 | 0.41 | 14.72 | 181.30 | 26.13 | 190.38 | 14.38 | 0.80 | 3.23 | 47.62 |
| WAUW Wauwatosa Hlds MHC of WI(31.7) | 15.21 | 15.21 | 0.64 | 4.18 | 2.29 | 0.75 | 4.95 | 0.85 | 31.84 | 0.38 | NM | 182.66 | 27.78 | 182.66 | 36.88 | 0.00 | 0.00 | 0.00 |
| WAYN Wayne Savings Bancshares of OH | 9.27 | 8.70 | 0.08 | 0.87 | 0.65 | 0.28 | 2.85 | 0.31 | 112.39 | 0.60 | NM | 142.95 | 13.26 | 152.41 | NM | 0.48 | 3.10 | NM |
| WGBC Willow Grove Bancorp Inc of PA | 12.34 | 5.73 | 0.53 | 4.75 | 2.61 | 0.65 | 5.82 | 0.31 | 268.06 | 1.27 | 38.35 | 114.14 | 14.08 | 245.83 | 31.31 | 0.48 | 3.13 | NM |

EXHIBIT 2

Core Earnings Analysis

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Core Earnings Analysis
Comparable Institution Analysis
For the Twelve Months Ended September 30, 2005

| | | Net Income to Common ($000) | Less: Net Gains(Loss) ($000) | Tax Effect @ 34% $000) | Less: Extd Items ($000) | Estimated Core Income to Common ($000) | Shares ($000) | Estimated Core EPS ($) |
|---|---|---|---|---|---|---|---|---|
| **Comparable Group** | | | | | | | | |
| ALLB | Alliance Bank MHC of PA (20.0) | 1,010 | 159 | -54 | 0 | 1,115 | 3,441 | 0.32 |
| CHEV | Cheviot Fin Cp MHC of OH(45.0) | 2,337 | -11 | 4 | 0 | 2,330 | 9,919 | 0.23 |
| FFFS | First Fed Serv MHC of IL(45.0) | 1,982 | 0 | 0 | 0 | 1,982 | 3,920 | 0.51 |
| GOV | Gouverneur Bcp MHC of NY(42.6) | 1,032 | -65 | 22 | 0 | 989 | 2,285 | 0.43 |
| GCBC | Green Co Bcrp MHC of NY (44.2) | 2,799 | 0 | 0 | 0 | 2,799 | 4,132 | 0.68 |
| JXSB | Jcksnville Bcp MHC of IL(47.2) | 845 | -101 | 34 | 0 | 778 | 1,970 | 0.40 |
| NVSL | Naug Vlly Fin MHC of CT (45.0) | 1,888 | -36 | 12 | 0 | 1,864 | 7,604 | 0.25 |
| ONFC | Oneida Finl MHC of NY (44.0) | 3,414 | 726 | -247 | 0 | 3,893 | 7,693 | 0.51 |
| PSBH | PSB Hldgs Inc MHC of CT (46.3) | 1,456 | 964 | -328 | 0 | 2,092 | 6,943 | 0.30 |
| PBHC | Pathfinder BC MHC of NY (35.7) | 699 | -48 | 16 | 0 | 667 | 2,463 | 0.27 |

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

EXHIBIT 3

Pro Forma Analysis Sheet - Fully Converted Basis

**EXHIBIT 3**
**PRO FORMA ANALYSIS SHEET**
**Mutual FS&LA, Chicago, IL**
**Prices as of January 13, 2006**

| | | | Subject at | | Peer Group | | Illinois Companies | | All Public Thrifts | |
|---|---|---|---|---|---|---|---|---|---|---|
| Valuation Pricing Multiples | | Symbol | Midpoint (1) | | Mean | Median | Mean | Median | Mean | Median |
| Price-earnings multiple | = | P/E | 27.29 | x | 28.81x | 26.89x | 22.34x | 21.81x | 19.79x | 16.76x |
| Price-core earnings multiple | = | P/CE | 38.56 | x | 27.94x | 27.15x | 23.02x | 20.41x | 21.42x | 18.83x |
| Price-book ratio | = | P/B | 66.27% | | 88.56% | 88.23% | 118.41% | 112.41% | 152.69% | 141.62% |
| Price-tangible book ratio | = | P/TB | 66.27% | | 92.06% | 90.38% | 135.42% | 118.51% | 170.69% | 159.74% |
| Price-assets ratio | = | P/A | 31.20% | | 20.79% | 20.18% | 14.10% | 13.58% | 16.98% | 14.44% |

Valuation Parameters

| | | | | | As a % of Offering + Foundation |
|---|---|---|---|---|---|
| Pre-Conversion Earnings (Y) | $780,000 | (Yr End 11/05) | ESOP Stock as % of Offering (I | 8.00% | 8.00% |
| Pre-Conversion Core Earnings | $485,370 | (Yr End 11/05) | Cost of ESOP Borrowings (S) | 0.00% | |
| Pre-Conversion Book Value (B) | $18,233,000 | (11/05) | ESOP Amortization (T) | 20.00 years | |
| Pre-Conv. Tang. Book Value (B) | $18,233,000 | (11/05) | RRP Stock as % of Offering (M | 4.00% | 4.00% |
| Pre-Conversion Assets (A) | $64,894,000 | | Stock Programs Vesting (N) | 5.00 years | |
| Reinvestment Rate: (11/05 1 Yr. T-Bill | 4.340% | | Fixed Expenses | $609,685 | |
| Tax rate (TAX) | 39.00% | | Variable Expenses (Midpoint) | $329,400 | 1.35% |
| A-T Reinvestment Rate(R) | 2.65% | | Percent Sold (PCT) | 100.00% | |
| Est. Conversion Expenses (2)(X) | 3.41% | | MHC Assets | $0 | |
| Insider Purchases | $900,000 | | Options as % of Offering (O1) | 10.00% | 10.00% |
| Price/Share | $10.00 | | Estimated Option Value (O2) | 37.60% | |
| Foundation Cash Contrib. (FC) | $0 | | Option Vesting Period (O3) | 5.00 years | |
| Foundation Stock Contrib. (FS) | 0.00% | | % of Options taxable (O4) | 25.00% | |
| Foundation Tax Benefit (Z) | $0 | | | | |

Calculation of Pro Forma Value After Conversion

1. V= P/E * (Y) / 1 - P/E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N)-(1-(TAX*O4))*(O1*O2)/O3)  V= $27,500,000

1. V= P/E * (Y) / - P/Core E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N)-(1-(TAX*O4))*(O1*O2)/O  V= $27,500,000

2. V= P/B * (B+Z) / 1 - P/B * PCT * (1-X-E-M-FC-FS)  V= $27,500,000

2. V= P/TB * (TB+Z) / - P/TB * PCT * (1-X-E-M-FC-F  V= $27,500,000

3. V= P/A * (A+Z) / 1 - P/A * PCT * (1-X-E-M-FC-F  V= $27,500,000

| Valuation Conclusion | Shares Issued to MHC | Shares Sold to Public | Foundation Shares | Total Shares Issued | Price Per Share | Market Value of Stock Sold in Offering | Market Value of Stock Issued in Offering |
|---|---|---|---|---|---|---|---|
| Supermaximum | 0 | 3,636,875 | 0 | 3,636,875 | $10.00 | $36,368,750 | $36,368,750 |
| Maximum | 0 | 3,162,500 | 0 | 3,162,500 | 10.00 | 31,625,000 | $31,625,000 |
| Midpoint | 0 | 2,750,000 | 0 | 2,750,000 | 10.00 | 27,500,000 | $27,500,000 |
| Minimum | 0 | 2,337,500 | 0 | 2,337,500 | 10.00 | 23,375,000 | $23,375,000 |

| Valuation Conclusion | Shares Issued to MHC | Shares Sold to Public | Foundation Shares | Total Shares Issued |
|---|---|---|---|---|
| Supermaximum | 0.000% | 100.000% | 0.000% | 100.000% |
| Maximum | 0.000% | 100.000% | 0.000% | 100.000% |
| Midpoint | 0.000% | 100.000% | 0.000% | 100.000% |
| Minimum | 0.000% | 100.000% | 0.000% | 100.000% |

(1) Pricing ratios shown reflect the midpoint value.
(2) Estimated offering expenses at midpoint of the offering.

EXHIBIT 4

Pro Forma Effect of Conversion Proceeds - Fully Converted Basis

**Exhibit 4**
**PRO FORMA EFFECT OF CONVERSION PROCEEDS**
**Mutual FS&LA, Chicago, IL**
**At the Minimum of the Range**

| | | |
|---|---|---|
| 1. | **Market Value of Shares Sold In Offering:** | **$23,375,000** |
| | **Market Value of Shares Issued to Foundation:** | **0** |
| | **Total Market Value of Company:** | **$23,375,000** |
| 2. | Offering Proceeds of Shares Sold In Offering | $23,375,000 |
| | Less: Estimated Offering Expenses | 887,853 |
| | Net Conversion Proceeds | $22,487,148 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $22,487,148 |
| | Less: Cash Contribution to Foundation | 0 |
| | Less: Non-Cash ESOP/MRP Stock Purchases (1) | (2,805,000) |
| | Net Conversion Proceeds Reinvested | $19,682,148 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $521,065 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (57,035) |
| | Less: Stock Programs Vesting (3) | (114,070) |
| | Less: Option Plan Vesting (4) | (158,641) |
| | Net Earnings Increase | $191,319 |

| | | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|---|
| 4. | Pro Forma Earnings | | | |
| | 12 Months ended November 30, 2005 (reported) | $780,000 | $191,319 | $971,319 |
| | 12 Months ended November 30, 2005 (core) | $485,370 | $191,319 | $676,689 |

| | | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| 5. | Pro Forma Net Worth | | | | |
| | November 30, 2005 | $18,233,000 | $19,682,148 | $0 | $37,915,148 |
| | November 30, 2005 (Tangible) | $18,233,000 | $19,682,148 | $0 | $37,915,148 |

| | | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| 6. | Pro Forma Assets | | | | |
| | November 30, 2005 | $64,894,000 | $19,682,148 | $0 | $84,576,148 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.00% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

**Exhibit 4**
**PRO FORMA EFFECT OF CONVERSION PROCEEDS**
**Mutual FS&LA, Chicago, IL**
**At the Midpoint of the Range**

| | | |
|---|---|---|
| 1. | **Market Value of Shares Sold In Offering:** | **$27,500,000** |
| | **Market Value of Shares Issued to Foundation:** | **0** |
| | **Total Market Value of Company:** | **$27,500,000** |
| 2. | Offering Proceeds of Shares Sold In Offering | $27,500,000 |
| | Less: Estimated Offering Expenses | 939,085 |
| | Net Conversion Proceeds | $26,560,915 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $26,560,915 |
| | Less: Cash Contribution to MHC | 0 |
| | Less: Non-Cash ESOP/MRP Stock Purchases (1) | (3,300,000) |
| | Net Conversion Proceeds Reinvested | $23,260,915 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $615,809 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (67,100) |
| | Less: Stock Programs Vesting (3) | (134,200) |
| | Less: Option Plan Vesting (4) | (186,637) |
| | Net Earnings Increase | $227,872 |

| 4. | Pro Forma Earnings | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|---|
| | 12 Months ended November 30, 2005 (reported) | $780,000 | $227,872 | $1,007,872 |
| | 12 Months ended November 30, 2005 (core) | $485,370 | $227,872 | $713,242 |

| 5. | Pro Forma Net Worth | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| | November 30, 2005 | $18,233,000 | $23,260,915 | $0 | $41,493,915 |
| | November 30, 2005 (Tangible) | $18,233,000 | $23,260,915 | $0 | $41,493,915 |

| 6. | Pro Forma Assets | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| | November 30, 2005 | $64,894,000 | $23,260,915 | $0 | $88,154,915 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.00% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

**Exhibit 4**
**PRO FORMA EFFECT OF CONVERSION PROCEEDS**
**Mutual FS&LA, Chicago, IL**
**At the Maximum of the Range**

| | | |
|---|---|---|
| 1. | **Market Value of Shares Sold In Offering:** | **$31,625,000** |
| | **Market Value of Shares Issued to Foundation:** | **0** |
| | **Total Market Value of Company:** | **$31,625,000** |
| 2. | Offering Proceeds of Shares Sold In Offering | $31,625,000 |
| | Less: Estimated Offering Expenses | 990,318 |
| | Net Conversion Proceeds | $30,634,683 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $30,634,683 |
| | Less: Cash Contribution to MHC | 0 |
| | Less: Non-Cash ESOP/MRP Stock Purchases (1) | (3,795,000) |
| | Net Conversion Proceeds Reinvested | $26,839,683 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $710,554 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (77,165) |
| | Less: Stock Programs Vesting (3) | (154,330) |
| | Less: Option Plan Vesting (4) | (214,633) |
| | Net Earnings Increase | $264,426 |

| | | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|---|
| 4. | Pro Forma Earnings | | | |
| | 12 Months ended November 30, 2005 (reported) | $780,000 | $264,426 | $1,044,426 |
| | 12 Months ended November 30, 2005 (core) | $485,370 | $264,426 | $749,796 |

| | | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| 5. | Pro Forma Net Worth | | | | |
| | November 30, 2005 | $18,233,000 | $26,839,683 | $0 | $45,072,683 |
| | November 30, 2005 (Tangible) | $18,233,000 | $26,839,683 | $0 | $45,072,683 |

| | | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| 6. | Pro Forma Assets | | | | |
| | November 30, 2005 | $64,894,000 | $26,839,683 | $0 | $91,733,683 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.00% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

**Exhibit 4**
**PRO FORMA EFFECT OF CONVERSION PROCEEDS**
**Mutual FS&LA, Chicago, IL**
**At the Supermaximum Value**

| | | |
|---|---|---|
| 1. | **Market Value of Shares Sold In Offering:** | **$36,368,750** |
| | **Market Value of Shares Issued to Foundation:** | **0** |
| | **Total Market Value of Company:** | **$36,368,750** |
| 2. | Offering Proceeds of Shares Sold In Offering | $36,368,750 |
| | Less: Estimated Offering Expenses | 1,049,235 |
| | Net Conversion Proceeds | $35,319,515 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $35,319,515 |
| | Less: Cash Contribution to MHC | 0 |
| | Less: Non-Cash ESOP/MRP Stock Purchases (1) | (4,364,250) |
| | Net Conversion Proceeds Reinvested | $30,955,265 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $819,510 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (88,740) |
| | Less: Stock Programs Vesting (3) | (177,480) |
| | Less: Option Plan Vesting (4) | (246,827) |
| | Net Earnings Increase | $306,463 |

| 4. Pro Forma Earnings | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|
| 12 Months ended November 30, 2005 (reported) | $780,000 | $306,463 | $1,086,463 |
| 12 Months ended November 30, 2005 (core) | $485,370 | $306,463 | $791,833 |

| 5. Pro Forma Net Worth | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $18,233,000 | $30,955,265 | $0 | $49,188,265 |
| November 30, 2005 (Tangible) | $18,233,000 | $30,955,265 | $0 | $49,188,265 |

| 6. Pro Forma Assets | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $64,894,000 | $30,955,265 | $0 | $95,849,265 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.00% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

EXHIBIT 5

Pro Forma Analysis Sheet - Minority Stock Offering

EXHIBIT 5
PRO FORMA ANALYSIS SHEET
Mutual FS&LA, Chicago, IL
Prices as of January 13, 2006

| Final Valuation Pricing Multiple | | Symbol | Subject at Midpoint | | Peer Group Mean | Peer Group Median | Illinois Companies Mean | Illinois Companies Median | All Public Thrifts Mean | All Public Thrifts Median |
|---|---|---|---|---|---|---|---|---|---|---|
| Price-earnings multiple | = | P/E | 35.68 | x | **27.25x** | **25.33x** | 22.34x | 21.81x | 19.79x | 16.76x |
| Price-core earnings multiple | = | P/CE | 57.75 | x | **28.80x** | **26.49x** | 23.02x | 20.41x | 21.42x | 18.83x |
| Price-book ratio | = | P/B | 111.86% | | **166.28%** | **149.55%** | 118.41% | 112.41% | 152.69% | 141.62% |
| Price-tangible book ratio | = | P/TB | 111.86% | | **178.59%** | **167.02%** | 135.42% | 118.51% | 170.69% | 159.74% |
| Price-assets ratio | = | P/A | 38.60% | | **23.40%** | **22.30%** | 14.10% | 13.58% | 16.98% | 14.44% |

Valuation Parameters (2)

| | | | | | As a % of Offering + Foundation |
|---|---|---|---|---|---|
| Pre-Conversion Earnings (Y) | $780,000 | (Yr End 11/05) | ESOP Stock Purchases (E) | 8.000% | 8.00% |
| Pre-Conversion Core Earnings | $485,370 | (Yr End 11/05) | Cost of ESOP Borrowings (S) | 0.00% | |
| Pre-Conversion Book Value (B | $18,233,000 | | ESOP Amortization (T) | 20.00 years | |
| Pre-Conv. Tang. Book Value (I | $18,233,000 | | Stock Programs Amount (M) | 6.533% | 6.53% |
| Pre-Conversion Assets (A) | $64,894,000 | | Stock Programs Vesting (N) | 5.00 years | |
| Reinvestment Rate: | 4.34% | | Fixed Expenses | **$609,685** | |
| Tax rate (TAX) | 39.00% | | Variable Expenses | **1.35%** | |
| A-T Reinvestment Rate(R) | 2.65% | | Percent Sold (PCT) | **30.0000%** | |
| Est. Conversion Expenses (1)( | 8.48% | | MHC Assets | $0 | |
| Insider Purchases | **$900,000** | | Options as % of Offering (O1) | 16.33% | 16.33% |
| Price/Share | $10.00 | | Estimated Option Value (O2) | 37.60% | |
| Foundation Cash Contrib. (FC | $0 | | Option Vesting Period (O3) | 5.00 years | |
| Foundation Stock Contrib. (FS | 0.00% | | % of Options taxable (O4) | 25.00% | |
| Foundation Tax Benefit (Z) | $0 | | | | |

Calculation of Pro Forma Value After Conversion

1. $$V = \frac{P/E * (Y)}{1 - P/E * PCT * ((1-X-E-M-C-D)*R - (1-TAX)*E/T - (1-TAX)*M/N)}$$ V= $27,500,000

1. $$V = \frac{P/E * (Y)}{P/Core\ E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/}$$ V= $27,500,000

2. $$V = \frac{P/B * B}{1 - P/B * PCT * (1-X-E-M-FC-FS)}$$ V= $27,500,000

2. $$V = \frac{P/TB * TB}{1 - P/B * PCT * (1-X-E-M-FC-FS)}$$ V= $27,500,000

3. $$V = \frac{P/A * (A+Z)}{1 - P/A * PCT * (1-X-E-M-FC-FS)}$$ V= $27,500,000

| Valuation Conclusion | Shares Issued to MHC | Shares Sold to Public | Foundation Shares | Total Shares Issued | Price Per Share | Mark. Val of Stock Sold in Offering+Issued to Foundation | Full Value of Total Shares |
|---|---|---|---|---|---|---|---|
| Supermaximum | 2,545,813 | 1,091,063 | 0 | 3,636,875 | $10.00 | $10,910,625 | $36,368,757 |
| Maximum | 2,213,750 | 948,750 | 0 | 3,162,500 | 10.00 | 9,487,500 | $31,624,997 |
| Midpoint | 1,925,000 | 825,000 | 0 | **2,750,000** | 10.00 | 8,250,000 | $27,500,000 |
| Minimum | 1,636,250 | 701,250 | 0 | 2,337,500 | 10.00 | 7,012,500 | $23,375,003 |

| Valuation Conclusion | Shares Issued to MHC | Shares Sold to Public | Foundation Shares | Total Shares Issued |
|---|---|---|---|---|
| Supermaximum | 70.000% | 30.000% | 0.000% | 100.000% |
| Maximum | 70.000% | 30.000% | 0.000% | 100.000% |
| Midpoint | 70.000% | 30.000% | 0.000% | 100.000% |
| Minimum | 70.000% | 30.000% | 0.000% | 100.000% |

(1) Estimated offering expenses at midpoint of the offering.
(2) Reflects reduction in earnings, equity and assets due to $__,___ contributed to the MHC.

EXHIBIT 6

Pro Forma Effect of Stock Proceeds - Minority Stock Offering

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Mutual FS&LA, Chicago, IL
At the Minimum of the Range

| | | |
|---|---|---|
| 1. | **Market Value of Shares Sold In Offering:** | **$7,012,500** |
| | **Market Value of Shares Issued to Foundation:** | **0** |
| | **Market Value of Shares Issued to MHC:** | **16,362,500** |
| | **Total Market Value of Company:** | **$23,375,000** |
| 2. | Offering Proceeds of Shares Sold In Offering | $7,012,500 |
| | Less: Estimated Offering Expenses | 684,623 |
| | Net Conversion Proceeds | $6,327,877 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $6,327,877 |
| | Less: Cash Contribution to Foundation | 0 |
| | Less: Non-Cash ESOP/MRP Purchases (1) | (1,019,150) |
| | Net Proceeds Reinvested | $5,308,727 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $140,543 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (17,111) |
| | Less: Stock Programs Vesting (3) | (55,894) |
| | Less: Option Plan Vesting (4) | (77,734) |
| | Net Earnings Increase | ($10,196) |

| | | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|---|
| 4. | Pro Forma Earnings | | | |
| | 12 Months ended November 30, 2005 (reported) | $780,000 | ($10,196) | $769,804 |
| | 12 Months ended November 30, 2005 (core) | $485,370 | ($10,196) | $475,174 |

| | | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| 5. | Pro Forma Net Worth | | | | |
| | November 30, 2005 | $18,233,000 | $5,308,727 | $0 | $23,541,727 |
| | November 30, 2005 (Tangible) | $18,233,000 | $5,308,727 | $0 | $23,541,727 |

| | | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|---|
| 6. | Pro Forma Assets | | | | |
| | November 30, 2005 | $64,894,000 | $5,308,727 | $0 | $70,202,727 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.36% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Mutual FS&LA, Chicago, IL
At the Midpoint of the Range

| | | |
|---|---|---|
| 1. | **Market Value of Shares Sold In Offering:** | **$8,250,000** |
| | **Market Value of Shares Issued to Foundation:** | **0** |
| | **Market Value of Shares Issued to MHC:** | **19,250,000** |
| | **Total Market Value of Company:** | **$27,500,000** |
| 2. | Offering Proceeds of Shares Sold In Offering | $8,250,000 |
| | Less: Estimated Offering Expenses | 700,000 |
| | Net Conversion Proceeds | $7,550,000 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $7,550,000 |
| | Less: Cash Contribution to Foundation | 0 |
| | Less: Non-Cash ESOP/MRP Purchases (1) | (1,199,000) |
| | Net Proceeds Reinvested | $6,351,000 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $168,136 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (20,130) |
| | Less: Stock Programs Vesting (3) | (65,758) |
| | Less: Option Plan Vesting (4) | (91,452) |
| | Net Earnings Increase | ($9,204) |

| 4. Pro Forma Earnings | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|
| 12 Months ended November 30, 2005 (reported) | $780,000 | ($9,204) | $770,796 |
| 12 Months ended November 30, 2005 (core) | $485,370 | ($9,204) | $476,166 |

| 5. Pro Forma Net Worth | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $18,233,000 | $6,351,000 | $0 | $24,584,000 |
| November 30, 2005 (Tangible) | $18,233,000 | $6,351,000 | $0 | $24,584,000 |

| 6. Pro Forma Assets | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $64,894,000 | $6,351,000 | $0 | $71,245,000 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.36% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Mutual FS&LA, Chicago, IL
At the Maximum of the Range

| | | |
|---|---|---|
| 1. | **Market Value of Shares Sold In Offering:** | **$9,487,500** |
| | **Market Value of Shares Issued to Foundation:** | **0** |
| | **Market Value of Shares Issued to MHC:** | **22,137,500** |
| | **Total Market Value of Company:** | **$31,625,000** |
| 2. | Offering Proceeds of Shares Sold In Offering | $9,487,500 |
| | Less: Estimated Offering Expenses | 715,377 |
| | Net Conversion Proceeds | $8,772,123 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $8,772,123 |
| | Less: Cash Contribution to Foundation | 0 |
| | Less: Non-Cash ESOP/MRP Purchases (1) | (1,378,850) |
| | Net Proceeds Reinvested | $7,393,273 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $195,730 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (23,150) |
| | Less: Stock Programs Vesting (3) | (75,622) |
| | Less: Option Plan Vesting (4) | (105,170) |
| | Net Earnings Increase | ($8,212) |

| 4. Pro Forma Earnings | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|
| 12 Months ended November 30, 2005 (reported) | $780,000 | ($8,212) | $771,788 |
| 12 Months ended November 30, 2005 (core) | $485,370 | ($8,212) | $477,158 |

| 5. Pro Forma Net Worth | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $18,233,000 | $7,393,273 | $0 | $25,626,273 |
| November 30, 2005 (Tangible) | $18,233,000 | $7,393,273 | $0 | $25,626,273 |

| 6. Pro Forma Assets | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $64,894,000 | $7,393,273 | $0 | $72,287,273 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.36% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Mutual FS&LA, Chicago, IL
At the Supermaximum Value

| | | |
|---|---|---|
| 1. | Market Value of Shares Sold In Offering: | **$10,910,630** |
| | Market Value of Shares Issued to Foundation: | **0** |
| | Market Value of Shares Issued to MHC: | **25,458,130** |
| | Total Market Value of Company: | **$36,368,760** |
| 2. | Offering Proceeds of Shares Sold In Offering | $10,910,630 |
| | Less: Estimated Offering Expenses | 733,061 |
| | Net Conversion Proceeds | $10,177,569 |
| 3. | Estimated Additional Equity and Income from Offering Proceeds | |
| | Net Conversion Proceeds | $10,177,569 |
| | Less: Cash Contribution to Foundation | 0 |
| | Less: Non-Cash ESOP/MRP Purchases (1) | (1,585,678) |
| | Net Proceeds Reinvested | $8,591,891 |
| | Estimated net incremental rate of return | 2.65% |
| | Earnings Increase | $227,462 |
| | Less: Estimated cost of ESOP borrowings | 0 |
| | Less: Amortization of ESOP borrowings(2) | (26,622) |
| | Less: Stock Programs Vesting (3) | (86,965) |
| | Less: Option Plan Vesting (4) | (120,945) |
| | Net Earnings Increase | ($7,071) |

| 4. Pro Forma Earnings | Before Conversion | Net Earnings Increase | After Conversion |
|---|---|---|---|
| 12 Months ended November 30, 2005 (reported) | $780,000 | ($7,071) | $772,929 |
| 12 Months ended November 30, 2005 (core) | $485,370 | ($7,071) | $478,299 |

| 5. Pro Forma Net Worth | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $18,233,000 | $8,591,891 | $0 | $26,824,891 |
| November 30, 2005 (Tangible) | $18,233,000 | $8,591,891 | $0 | $26,824,891 |

| 6. Pro Forma Assets | Before Conversion | Net Cash Proceeds | Tax Benefit of Foundation | After Conversion |
|---|---|---|---|---|
| November 30, 2005 | $64,894,000 | $8,591,891 | $0 | $73,485,891 |

(1) Includes ESOP purchases equal to 8.00% of the offering, and stock program purchases equal to 4.36% of the offering.
(2) ESOP stock amortized over 20 years, and amortization expense is tax effected at 39%.
(3) Stock programs amortized over 5 years, and amortization expense is tax effected at 39%.
(4) Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

EXHIBIT 7

Firm Qualifications Statement

**RP FINANCIAL, LC.**
Financial Services Industry Consultants

**FIRM QUALIFICATION STATEMENT**

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

***STRATEGIC AND CAPITAL PLANNING***

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

***MERGER AND ACQUISITION SERVICES***

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

***VALUATION SERVICES***

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

***OTHER CONSULTING SERVICES AND DATA BASES***

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

RP Financial's Key Personnel

Gregory E. Dunn, Senior Vice President
James P. Hennessey, Senior Vice President
James J. Oren, Senior Vice President
William E. Pommerening, Managing Director
Ronald S. Riggins, Managing Director

**Washington Headquarters**
Rosslyn Center
1700 North Moore Street, Suite 2210
Arlington, VA 22209
www.rpfinancial.com

Telephone: (703) 528-1700
Fax No.: (703) 528-1788
Toll-Free No.: (866) 723-0594
E-Mail: mail@rpfinancial.com

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Table 2
Balance Sheet Composition and Growth Rates
Comparable Institution Analysis
As of September 30, 2005

| | Balance Sheet as a Percent of Assets | | | | | | | | | | Balance Sheet Annual Growth Rates | | | | | | | Regulatory Capital | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Cash & Equivalents | MBS & Invest | Loans | Deposits | Borrowed Funds | Subd. Debt | Net Worth | Goodwill & Intang | Tng Net Worth | MEMO: Pref.Stock | Assets | MBS, Cash & Investments | Loans | Deposits | Borrows. &Subdebt | Net Worth | Tng Net Worth | Tangible | Core | Reg.Cap. |
| **Mutual Federal Bncrp Inc of IL** November 30, 2005 | 6.3 | 37.2 | 54.6 | 69.5 | 0.0 | 0.0 | 28.1 | 0.0 | 28.1 | 0.0 | 0.25 | -8.27 | 22.90 | -0.30 | 0.00 | -1.52 | -1.52 | 28.09 | 28.09 | 74.41 |
| **All Public Companies** | | | | | | | | | | | | | | | | | | | | |
| Average | 3.8 | 23.2 | 68.0 | 66.8 | 20.0 | 0.7 | 10.9 | 1.0 | 9.9 | 0.0 | 10.53 | 2.17 | 14.08 | 9.94 | 11.28 | 3.00 | 2.45 | 9.77 | 9.64 | 17.06 |
| Medians | 2.9 | 19.7 | 71.0 | 68.5 | 18.9 | 0.0 | 9.3 | 0.3 | 8.4 | 0.0 | 7.97 | -3.19 | 13.92 | 7.28 | 9.76 | 2.70 | 2.46 | 8.64 | 8.59 | 13.90 |
| **State of IL** | | | | | | | | | | | | | | | | | | | | |
| Averages | 3.2 | 27.0 | 64.8 | 71.0 | 13.6 | 0.8 | 13.5 | 0.8 | 12.7 | 0.0 | 3.90 | -3.85 | 11.02 | -0.43 | 7.34 | -1.12 | -1.96 | 12.44 | 11.87 | 20.56 |
| Medians | 3.1 | 25.2 | 65.3 | 66.4 | 11.5 | 0.0 | 11.0 | 0.5 | 11.0 | 0.0 | 4.56 | -11.94 | 8.17 | -0.16 | 15.87 | -1.49 | -1.63 | 12.66 | 11.35 | 16.65 |
| **Comparable Group** | | | | | | | | | | | | | | | | | | | | |
| Averages | 3.6 | 26.9 | 64.3 | 71.9 | 12.2 | 0.2 | 14.7 | 0.6 | 14.1 | 0.0 | 3.28 | -11.56 | 11.47 | 4.43 | 23.21 | 1.00 | 0.89 | 13.47 | 12.41 | 23.07 |
| Medians | 3.0 | 30.0 | 59.2 | 71.6 | 13.0 | 0.0 | 13.5 | 0.0 | 13.2 | 0.0 | 1.31 | -10.90 | 9.55 | 2.36 | 16.39 | 0.18 | 0.18 | 12.06 | 10.88 | 20.18 |
| **Comparable Group** | | | | | | | | | | | | | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 6.4 | 31.5 | 56.4 | 75.9 | 13.0 | 0.0 | 9.1 | 0.0 | 9.1 | 0.0 | 0.39 | -5.11 | 4.75 | 1.57 | -5.93 | -2.40 | -2.40 | NM | 9.10 | 16.30 |
| CHEV Cheviot Fin Cp MHC of OH(43.0) | 3.5 | 18.5 | 73.1 | 62.3 | 10.3 | 0.0 | 26.6 | 0.0 | 26.6 | 0.0 | 5.41 | -4.15 | 7.10 | 1.05 | 79.70 | 0.18 | 0.18 | 20.72 | 20.72 | 43.66 |
| FFFS First Fed Serv MHC of IL(45.0) | 2.0 | 14.8 | 82.2 | 72.7 | 0.0 | 0.0 | 26.8 | 0.0 | 26.8 | 0.0 | 3.71 | -13.96 | 8.17 | 4.00 | -100.00 | 3.11 | 3.11 | 22.10 | 22.10 | 42.20 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 2.2 | 10.6 | 82.0 | 52.7 | 30.1 | 0.0 | 15.3 | 0.0 | 15.3 | 0.0 | 17.33 | -12.08 | 24.97 | 3.84 | 59.78 | 6.06 | 6.06 | 14.90 | 14.90 | 26.70 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 6.6 | 32.1 | 57.9 | 85.8 | 2.6 | 0.0 | 11.3 | 0.0 | 11.3 | 0.0 | 2.23 | -8.92 | 9.71 | 2.61 | 0.00 | 6.37 | 6.37 | 9.82 | 9.80 | 20.98 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 2.8 | 35.7 | 55.3 | 83.2 | 7.1 | 0.0 | 7.9 | 1.2 | 6.8 | 0.0 | -1.38 | -17.00 | 13.11 | -5.77 | 96.28 | -2.00 | -1.89 | NM | 7.23 | 12.77 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 3.8 | 17.9 | 72.3 | 70.3 | 13.6 | 0.0 | 15.4 | 0.1 | 15.3 | 0.0 | 8.05 | -35.70 | 17.86 | 10.99 | 76.92 | -0.93 | -0.87 | 12.12 | 12.12 | 19.38 |
| ONFC Oneida Fincl MHC of NY (44.0) | 3.2 | 34.2 | 52.3 | 70.6 | 16.9 | 0.0 | 11.9 | 3.2 | 8.5 | 0.0 | 4.53 | -3.10 | 9.40 | 2.70 | 15.14 | 2.35 | 0.36 | 8.65 | 8.65 | 13.28 |
| PSBH PSB Hldgs Inc MHC of CT (46.3) | 2.9 | 44.6 | 49.3 | 66.8 | 17.6 | 0.0 | 15.2 | 0.0 | 15.2 | 0.0 | 0.27 | -16.58 | 21.51 | 13.37 | 17.44 | NM | NM | 11.95 | 11.95 | 22.05 |
| PBHC Pathfinder BC MHC of NY (35.7) | 2.9 | 28.4 | 60.6 | 79.5 | 10.7 | 1.7 | 7.1 | 1.4 | 5.7 | 0.0 | 0.02 | 1.85 | -1.08 | 1.74 | -7.40 | -1.71 | -0.08 | 7.53 | 7.53 | 13.40 |
| **State of IL** | | | | | | | | | | | | | | | | | | | | |
| BFIN BankFinancial Corp. of IL(3) | 5.2 | 18.1 | 72.2 | 66.6 | 11.5 | 0.0 | 20.7 | 1.2 | 19.6 | 0.0 | 10.38 | 23.75 | 7.33 | -11.42 | -66.76 | NM | NM | 13.96 | 13.96 | NM |
| HFC HFC Bancorp, Inc of Elgin IL(1)(2) | 3.6 | 11.5 | 80.2 | 68.9 | 21.1 | 0.0 | 8.6 | 0.0 | 8.6 | 0.0 | 8.90 | 9.86 | 9.16 | 11.23 | -0.90 | 11.07 | 11.07 | 7.52 | 7.52 | 10.61 |
| FBTC First BancTrust Corp of IL | 3.1 | 32.6 | 57.6 | 66.1 | 19.8 | 2.6 | 11.0 | 0.0 | 11.0 | 0.0 | 4.72 | -11.94 | 18.52 | -0.16 | 43.16 | -3.36 | -3.36 | 14.03 | 14.03 | 23.70 |
| FFFS First Fed Serv MHC of IL(45.0) | 2.0 | 14.8 | 82.2 | 72.7 | 0.0 | 0.0 | 26.8 | 0.0 | 26.8 | 0.0 | 3.71 | -13.96 | 8.17 | 4.00 | -100.00 | 3.11 | 3.11 | 22.10 | 22.10 | 42.20 |
| FFBI First Federal Bancshares of IL | 4.0 | 41.7 | 51.6 | 85.8 | 5.1 | 2.2 | 6.6 | 0.5 | 6.1 | 0.0 | 4.56 | -10.68 | 27.93 | 6.03 | 78.85 | -6.95 | -7.27 | 7.22 | 7.22 | 15.39 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 2.8 | 35.7 | 55.3 | 83.2 | 7.1 | 0.0 | 7.9 | 1.2 | 6.8 | 0.0 | -1.38 | -17.00 | 13.11 | -5.77 | 96.28 | -2.00 | -1.89 | NM | 7.23 | 12.77 |
| MAFB MAF Bancorp, Inc. of IL | 2.0 | 21.0 | 69.6 | 59.8 | 28.3 | 0.7 | 9.6 | 3.1 | 6.3 | 0.0 | 10.07 | 23.19 | 5.52 | 8.72 | 15.87 | 3.43 | -1.37 | 7.20 | 7.20 | 11.62 |
| PFED Park Bancorp of Chicago IL | 3.4 | 25.2 | 65.2 | 63.0 | 23.1 | 0.0 | 12.2 | 0.0 | 12.2 | 0.0 | -8.19 | -20.34 | -3.46 | -6.41 | -16.05 | -0.98 | -0.98 | 11.35 | 11.35 | 17.90 |

(1) Financial information is for the quarter ending June 30, 2005.
(2) Excluded from averages due to announced or pending acquisition.
(3) Growth rates have been annualized from available financial information.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Table 3
Income as a Percent of Average Assets and Yields, Costs, Spreads
Comparable Institution Analysis
For the Twelve Months Ended September 30, 2005

| | Net Income | Net Interest Income: Income | Net Interest Income: Expense | Net Interest Income: NII | Net Interest Income: Loss Provis. on IEA | NII After Provis. | Other Income: Loan Fees | Other Income: R.E. Oper. | Other Income: Other Income | Total Other Income | G&A/Other Exp.: G&A Expense | G&A/Other Exp.: Goodwill Amort. | Non-Op. Items: Net Gains | Non-Op. Items: Extrao. Items | Yields, Costs, and Spreads: Yield On Assets | Yields, Costs, and Spreads: Cost Of Funds | Yields, Costs, and Spreads: Yld-Cost Spread | MEMO: Assets/ FTE Emp. | MEMO: Effective Tax Rate |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Mutual Federal Bncrp Inc of IL** | | | | | | | | | | | | | | | | | | | |
| November 30, 2005 | 1.26 | 4.95 | 1.18 | 3.77 | 0.00 | 3.77 | 0.00 | 0.00 | 0.00 | 0.06 | 2.72 | 0.00 | 0.74 | 0.00 | 5.13 | 1.75 | 3.38 | 3,708 | 35.14 |
| **All Public Companies** | | | | | | | | | | | | | | | | | | | |
| Averages | 0.72 | 5.08 | 2.15 | 2.93 | 0.11 | 2.82 | 0.05 | 0.00 | 0.63 | 0.68 | 2.42 | 0.05 | 0.07 | 0.00 | 5.35 | 2.45 | 2.90 | 5,646 | 33.29 |
| Medians | 0.76 | 5.06 | 2.13 | 2.97 | 0.06 | 2.83 | 0.00 | 0.00 | 0.50 | 0.55 | 2.34 | 0.00 | 0.01 | 0.00 | 5.31 | 2.46 | 2.97 | 4,584 | 34.26 |
| **State of IL** | | | | | | | | | | | | | | | | | | | |
| Averages | 0.75 | 5.63 | 2.61 | 3.02 | 0.13 | 2.89 | 0.07 | -0.01 | 0.54 | 0.60 | 2.45 | 0.02 | 0.02 | 0.00 | 5.27 | 2.36 | 2.91 | 5,029 | 32.93 |
| Medians | 0.58 | 4.93 | 2.03 | 2.93 | 0.08 | 2.79 | 0.06 | 0.00 | 0.59 | 0.60 | 2.38 | 0.01 | 0.04 | 0.00 | 5.15 | 2.36 | 2.90 | 3,946 | 34.26 |
| **Comparable Group Average** | | | | | | | | | | | | | | | | | | | |
| Averages | 0.68 | 5.01 | 1.76 | 3.26 | 0.06 | 3.19 | 0.02 | -0.01 | 0.71 | 0.72 | 2.85 | 0.01 | -0.04 | 0.00 | 5.28 | 2.12 | 3.16 | 4,883 | 26.60 |
| Medians | 0.71 | 4.90 | 1.81 | 3.20 | 0.04 | 3.15 | 0.00 | 0.00 | 0.54 | 0.57 | 3.01 | 0.00 | 0.00 | 0.00 | 5.22 | 2.17 | 3.09 | 3,693 | 30.37 |
| **Comparable Group** | | | | | | | | | | | | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 0.26 | 5.10 | 2.21 | 2.89 | 0.03 | 2.86 | 0.00 | -0.05 | 0.43 | 0.38 | 2.94 | 0.00 | -0.04 | 0.00 | 5.39 | 2.46 | 2.93 | 4,914 | NM |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 0.83 | 4.97 | 1.64 | 3.33 | 0.02 | 3.31 | 0.00 | 0.00 | 0.14 | 0.14 | 2.20 | 0.00 | 0.00 | 0.00 | 5.09 | 2.29 | 2.80 | 6,457 | 33.62 |
| FFFS First Fed Serv MHC of IL(45.0) | 1.46 | 5.61 | 2.03 | 3.59 | 0.00 | 3.59 | 0.00 | 0.00 | 0.01 | 0.01 | 1.25 | 0.00 | 0.00 | 0.00 | 5.67 | 2.78 | 2.89 | 13,949 | 38.33 |
| GOV Gouverneur Bcp MHC of NY(42.4) | 0.91 | 5.68 | 1.94 | 3.75 | 0.12 | 3.62 | 0.00 | 0.01 | 0.42 | 0.43 | 2.75 | 0.00 | 0.06 | 0.00 | 6.02 | 2.37 | 3.65 | 3,595 | 32.86 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 0.96 | 4.90 | 1.15 | 3.74 | 0.02 | 3.72 | 0.00 | 0.01 | 0.96 | 0.96 | 3.30 | 0.00 | 0.00 | 0.00 | 5.06 | 1.30 | 3.75 | 2,881 | 30.37 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 0.33 | 4.77 | 1.85 | 2.92 | 0.14 | 2.79 | 0.14 | -0.04 | 0.72 | 0.82 | 3.08 | 0.03 | 0.04 | 0.00 | 5.07 | 2.04 | 3.03 | 2,328 | 37.93 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 0.42 | 4.86 | 1.33 | 3.52 | 0.01 | 3.51 | 0.00 | 0.01 | 0.42 | 0.44 | 3.16 | 0.01 | 0.01 | 0.00 | 5.17 | 1.70 | 3.47 | 3,791 | 20.58 |
| ONFC Oneida Finl MHC of NY (44.0) | 0.79 | 4.75 | 1.68 | 3.07 | 0.08 | 2.99 | 0.00 | 0.00 | 2.64 | 2.64 | 4.60 | 0.03 | -0.17 | 0.00 | 5.20 | 1.93 | 3.35 | 3,145 | 22.97 |
| PSBH PSB Hldgs Inc MHC of CT (46.3) | 0.43 | 4.60 | 1.77 | 2.83 | 0.04 | 2.79 | 0.00 | 0.00 | 0.71 | 0.71 | 2.39 | 0.00 | -0.29 | 0.00 | 4.75 | 2.17 | 2.58 | 4,342 | 14.10 |
| PBHC Pathfinder BC MHC of NY (35.7) | 0.23 | 4.90 | 1.99 | 2.91 | 0.18 | 2.73 | 0.07 | 0.01 | 0.64 | 0.72 | 3.14 | 0.07 | 0.03 | 0.00 | 5.31 | 2.17 | 3.15 | 2,032 | 8.87 |
| **State of IL** | | | | | | | | | | | | | | | | | | | |
| BFIN BankFinancial Corp. of IL(3) | 0.88 | 4.93 | 1.63 | 3.30 | 0.08 | 3.23 | 0.00 | 0.00 | 0.59 | 0.59 | 2.63 | 0.10 | 0.01 | 0.00 | 5.15 | 2.05 | 3.10 | 3,527 | 21.12 |
| EFC EFC Bancorp, Inc of Elgin IL(1)(2) | 0.45 | 5.00 | 2.50 | 2.49 | 0.09 | 2.40 | 0.00 | 0.00 | 0.69 | 0.69 | 2.08 | 0.00 | -0.24 | 0.00 | 5.26 | 2.77 | 2.49 | 5,705 | 28.40 |
| FBTC First BancTrust Corp of IL | 0.58 | 5.35 | 2.07 | 3.28 | 0.18 | 3.10 | 0.17 | -0.03 | 1.08 | 1.22 | 3.79 | 0.00 | 0.20 | 0.00 | 5.65 | 2.35 | 3.29 | 2,635 | 21.08 |
| FFFS First Fed Serv MHC of IL(45.0) | 1.46 | 5.61 | 2.03 | 3.59 | 0.00 | 3.59 | 0.00 | 0.00 | 0.01 | 0.01 | 1.25 | 0.00 | 0.00 | 0.00 | 5.67 | 2.78 | 2.89 | 13,949 | 38.33 |
| FFBI First Federal Bancshares of IL | 0.38 | 4.71 | 2.33 | 2.39 | 0.08 | 2.31 | 0.08 | 0.00 | 0.26 | 0.32 | 2.15 | 0.01 | 0.05 | 0.00 | 4.84 | 2.52 | 2.32 | 3,946 | 28.93 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 0.33 | 4.77 | 1.85 | 2.92 | 0.14 | 2.79 | 0.14 | -0.04 | 0.72 | 0.82 | 3.08 | 0.03 | 0.04 | 0.00 | 5.07 | 2.04 | 3.03 | 2,328 | 37.93 |
| MAFB MAF Bancorp, Inc. of IL | 1.03 | 4.70 | 1.96 | 2.74 | 0.01 | 2.73 | 0.06 | 0.00 | 0.57 | 0.63 | 1.86 | 0.03 | 0.11 | 0.00 | 5.06 | 2.22 | 2.84 | 4,750 | 34.26 |
| PFED Park Bancorp of Chicago IL | 0.58 | 5.12 | 2.19 | 2.93 | 0.43 | 2.49 | 0.00 | 0.00 | 0.60 | 0.60 | 2.38 | 0.00 | -0.29 | 0.00 | 5.42 | 2.52 | 2.90 | 4,064 | 40.00 |

(1) Financial information is for the quarter ending June 30, 2005.
(2) Excluded from averages due to announced or pending acquisition.
(3) Income and expense information has been annualized from available financial information.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Table 4
Credit Risk Measures and Related Information
Comparable Institution Analysis
As of September 30, 2005 or Most Recent Date Available

| Institution | REO/ Assets (%) | NPAs & 90+Del/ Assets (%) | NPLs/ Loans (%) | Rsrves/ Loans (%) | Rsrves/ NPLs (%) | Rsrves/ NPAs & 90+Del (%) | Net Loan Chargoffs ($000) | NLCs/ Loans (%) |
|---|---|---|---|---|---|---|---|---|
| Mutual Federal Bncrp Inc of IL | 0.00 | 0.10 | 0.18 | 0.42 | 238.00 | 238.00 | 0 | 0.00 |
| **All Public Companies** | | | | | | | | |
| Averages | 0.06 | 0.46 | 0.53 | 0.88 | 259.44 | 227.60 | 355 | 0.14 |
| Medians | 0.01 | 0.28 | 0.35 | 0.86 | 202.45 | 164.02 | 62 | 0.04 |
| **State of IL** | | | | | | | | |
| Averages | 0.07 | 0.96 | 1.38 | 0.92 | 106.73 | 93.29 | 92 | 0.04 |
| Medians | 0.04 | 0.56 | 0.67 | 0.95 | 101.27 | 98.37 | 63 | 0.01 |
| **Comparable Group Average** | | | | | | | | |
| Averages | 0.12 | 0.36 | 0.34 | 0.83 | 293.74 | 290.39 | 53 | 0.07 |
| Medians | 0.01 | 0.22 | 0.29 | 0.85 | 242.37 | 217.79 | 14 | 0.04 |
| **Comparable Group** | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 0.56 | 1.02 | 0.46 | 1.21 | 263.41 | 47.55 | 91 | 0.17 |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 0.03 | 0.10 | 0.09 | 0.36 | 382.93 | 271.63 | 9 | 0.02 |
| FFFS First Fed Serv MHC of IL(45.0) | 0.00 | 0.40 | 0.48 | 0.37 | 78.10 | 77.40 | 0 | 0.00 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 0.01 | 0.33 | 0.39 | 0.86 | 221.12 | 217.79 | 10 | 0.04 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 0.00 | 0.11 | 0.19 | 0.74 | 386.69 | 386.69 | 17 | 0.04 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 0.24 | 0.65 | 0.70 | 1.30 | 185.44 | 111.64 | 158 | -0.09 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 0.01 | 0.09 | 0.11 | 0.78 | 722.31 | 613.73 | 2 | 0.00 |
| ONFC Oneida Financl MHC of NY (44.0) | 0.01 | 0.06 | 0.00 | 0.85 | NA | 797.21 | 59 | 0.10 |
| PSBH PSB Hldgs Inc MHC of CT (46.3) | 0.00 | 0.03 | 0.06 | 0.85 | NA | NA | 11 | 0.03 |
| PBHC Pathfinder BC MHC of NY (35.7) | 0.31 | 0.85 | 0.88 | 0.97 | 109.75 | 69.51 | 169 | 0.36 |
| **State of IL** | | | | | | | | |
| BFIN BankFinancial Corp. of IL | 0.00 | 0.46 | 0.63 | 0.95 | 150.15 | 150.15 | 81 | 0.00 |
| EFC EFC Bancorp, Inc of Elgin IL(1)(2) | 0.00 | 0.32 | 0.40 | 0.60 | 151.21 | 151.21 | 51 | 0.02 |
| FBTC First BancTrust Corp of IL | 0.04 | 1.04 | 1.71 | 1.71 | 99.83 | 96.26 | 60 | 0.18 |
| FFFS First Fed Serv MHC of IL(45.0) | 0.00 | 0.40 | 0.48 | 0.37 | 78.10 | 77.40 | 0 | 0.00 |
| FFBI First Federal Bancshares of IL | 0.16 | NA | NA | 0.54 | NA | NA | 63 | 0.15 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 0.24 | 0.65 | 0.70 | 1.30 | 185.44 | 111.64 | 158 | -0.09 |
| MAFB MAF Bancorp, Inc. of IL | 0.01 | 0.35 | 0.49 | 0.51 | 102.71 | 100.47 | 279 | 0.02 |
| PFED Park Bancorp of Chicago IL | 0.04 | 2.86 | 4.29 | 1.03 | 24.14 | 23.84 | 1 | 0.00 |

(1) Financial information is for the quarter ending June 30, 2005.
(2) Excluded from averages due to announced or pending acquisition.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Table 7
Market Pricing Comparatives
Prices As of January 13, 2006

| Financial Institution | Market Capitalization: Price/ Share(1) ($) | Market Capitalization: Market Value ($Mil) | Per Share Data: Core 12-Mth EPS(2) ($) | Per Share Data: Book Value/ Share ($) | Pricing Ratios(3): P/E (X) | Pricing Ratios(3): P/B (%) | Pricing Ratios(3): P/A (%) | Pricing Ratios(3): P/TB (%) | Pricing Ratios(3): P/CORE (x) | Dividends(4): Amount/ Share ($) | Dividends(4): Yield (%) | Dividends(4): Payout Ratio(5) (%) | Financial Characteristics(6): Total Assets ($Mil) | Equity/ Assets (%) | NPAs/ Assets (%) | Reported ROA (%) | Reported ROE (%) | Core ROA (%) | Core ROE (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| All Public Companies | 19.50 | 401.67 | 0.93 | 13.16 | 19.79 | 152.69 | 16.98 | 170.69 | 21.42 | 0.43 | 2.17 | 33.65 | 2,677 | 11.22 | 0.46 | 0.72 | 7.45 | 0.68 | 6.88 |
| All Public Companies | 19.50 | 401.67 | 0.93 | 13.16 | 19.79 | 152.69 | 16.98 | 170.69 | 21.42 | 0.43 | 2.17 | 33.65 | 2,677 | 11.22 | 0.46 | 0.72 | 7.45 | 0.68 | 6.88 |
| Special Selection Grouping(8) | 12.30 | 100.33 | 0.35 | 12.25 | 35.18 | 100.66 | 20.64 | 103.44 | 35.18 | 0.04 | 0.38 | 13.33 | 519 | 20.48 | 0.16 | 0.59 | 2.86 | 0.59 | 2.86 |
| Comparable Group | | | | | | | | | | | | | | | | | | | |
| Special Comparative Group(8) | | | | | | | | | | | | | | | | | | | |
| LEGC Legacy Bancorp, Inc. of MA | 13.94 | 143.71 | 0.40 | 14.07 | 34.85 | 99.08 | 18.17 | 101.23 | 34.85 | 0.00 | 0.00 | 0.00 | 791 | 18.34 | 0.16 | 0.52 | 2.84 | 0.52 | 2.84 |
| NEBSD New England Bnchrs Inc. of CT | 10.65 | 56.95 | 0.30 | 10.42 | 35.50 | 102.21 | 23.11 | 105.65 | 35.50 | 0.08 | 0.75 | 26.67 | 246 | 22.61 | NA | 0.65 | 2.88 | 0.65 | 2.88 |

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Includes Converted Last 3 Mths (no MHC).

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Table 9

Calculation of Implied Per Share Data -- Incorporating MHC Second Step Conversion
Comparable Institution Analysis
For the Twelve Months Ended September 30, 2005

| | Current Ownership | | | Current Per Share Data (MHC Ratios) | | | | |
|---|---|---|---|---|---|---|---|---|
| | Total Shares (000) | Public Shares (000) | MHC Shares (000) | EPS ($) | Core EPS ($) | Book Value ($) | Tangible Book ($) | Assets ($) |
| **Publicly-Traded MHC Institutions** | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 3,441 | 688 | 2,753 | 0.29 | 0.32 | 9.97 | 9.97 | 111.39 |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 9,919 | 4,463 | 5,456 | 0.24 | 0.23 | 7.79 | 7.79 | 29.29 |
| FFFS First Fed Serv MHC of IL(45.0) | 3,920 | 1,764 | 2,156 | 0.51 | 0.51 | 9.53 | 9.53 | 35.58 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 4,132 | 1,828 | 2,304 | 0.68 | 0.68 | 7.97 | 7.97 | 70.43 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 2,285 | 974 | 1,311 | 0.45 | 0.43 | 8.17 | 8.17 | 53.49 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 1,970 | 929 | 1,041 | 0.43 | 0.40 | 10.31 | 8.82 | 130.01 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 7,604 | 3,422 | 4,182 | 0.25 | 0.25 | 6.67 | 6.64 | 43.37 |
| ONFC Oneida Fincl MHC of NY (44.0) | 7,693 | 3,383 | 4,310 | 0.44 | 0.51 | 6.88 | 5.01 | 58.05 |
| PBHC Pathfinder BC MHC of NY (35.7) | 2,463 | 880 | 1,583 | 0.28 | 0.27 | 8.76 | 7.01 | 123.05 |
| PSBH PSB Hldgs Inc MHC of CT (46.3) | 6,943 | 3,213 | 3,730 | 0.31 | 0.30 | 7.59 | 7.59 | 50.03 |

| | Impact of Second Step Conversion (4) | | | | Pro Forma Per Share Data (Fully Converted)(4) | | | | | Pro Forma(5) | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Share Price ($) | Gross Procds(1) ($000) | Net Incr. Capital(2) ($000) | Net Incr. Income(3) ($000) | EPS ($) | Core EPS ($) | Book Value ($) | Tangible Book ($) | Assets ($) | Public Pct. (%) | Dilu-tion (%) |
| **Publicly-Traded MHC Institutions** | | | | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 26.64 | 81,331 | 77,294 | 927 | 0.51 | 0.54 | 29.83 | 29.83 | 133.12 | 18.4 | -1.6 |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 11.74 | 64,053 | 55,086 | 596 | 0.30 | 0.29 | 13.34 | 13.34 | 34.84 | 45.0 | 0.0 |
| FFFS First Fed Serv MHC of IL(45.0) | 13.50 | 29,106 | 25,031 | 271 | 0.58 | 0.58 | 15.92 | 15.92 | 41.97 | 45.0 | 0.0 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 16.12 | 37,140 | 31,941 | 346 | 0.76 | 0.76 | 15.70 | 15.70 | 78.16 | 44.2 | 0.0 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 11.40 | 14,945 | 12,853 | 139 | 0.51 | 0.49 | 13.79 | 13.79 | 59.11 | 42.6 | 0.0 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 15.25 | 15,875 | 13,653 | 148 | 0.50 | 0.47 | 17.24 | 15.75 | 136.94 | 47.2 | 0.0 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 10.70 | 44,747 | 38,483 | 416 | 0.30 | 0.30 | 11.73 | 11.70 | 48.43 | 45.0 | 0.0 |
| ONFC Oneida Fincl MHC of NY (44.0) | 11.12 | 47,927 | 41,217 | 446 | 0.50 | 0.57 | 12.24 | 10.37 | 63.41 | 44.0 | 0.0 |
| PBHC Pathfinder BC MHC of NY (35.7) | 13.00 | 20,579 | 17,698 | 192 | 0.36 | 0.35 | 15.95 | 14.20 | 130.24 | 35.7 | 0.0 |
| PSBH PSB Hldgs Inc MHC of CT (46.3) | 10.86 | 40,508 | 34,837 | 377 | 0.36 | 0.35 | 12.61 | 12.61 | 55.05 | 46.3 | 0.0 |

(1) Gross proceeds calculated as stock price multiplied by the number of shares owned by the mutual holding company (i.e., non-public shares).
(2) Net increase in capital reflects gross proceeds less offering expenses, contra-equity account for leveraged ESOP and deferred compensation account for restricted stock plan. For institutions with assets at the MHC level, the net increase in capital also includes consolidation of MHC assets with the capital of the institution concurrent with hypothetical second step.

| | |
|---|---|
| Offering expense percent | 2.00 |
| ESOP percent purchase | 8.00 |
| Recognition plan percent | 4.00 |

(3) Net increase in earnings reflects after-tax reinvestment income (assumes ESOP and recognition plan do not generate reinvestment income), less after-tax ESOP amortization and recognition plan vesting:

| | |
|---|---|
| After-tax reinvestment | 2.31 |
| ESOP loan term (years) | 10 |
| Recog. plan vesting (yrs) | 5 |
| Effective tax rate | 34.00 |

(4) Figures reflect adjustments to "non-grandfathered" companies to reflect dilutive impact of cumulative dividends waived by the MHC (reflect FDIC policy regarding waived dividends).
(5) Reflects pro forma ownership position of minority stockholders after taking into account the OTS and FDIC policies regarding waived dividends assuming a hypothetical second step. For OTS "grandfathered" companies, dilution reflects excess waived dividends and MHC assets. For all other companies, dilution reflects all waived dividends and MHC assets.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Table 11

MHC INSTITUTIONS -- IMPLIED PRICING RATIOS FULL CONVERSION BASIS
Mutual Federal Bncrp Inc of IL and the Comparables
As of January 13, 2006

| | Fully Converted Implied Value | | Per Share (8) | | Pricing Ratios(3) | | | | | Dividends(4) | | | Financial Characteristics(6) | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | | | | | | | | Reported | | Core | |
| | Price/ Share(1) ($) | Implied Market Val(8) ($Mil) | Core 12-Mth EPS(2) ($) | Book Value/ Share ($) | P/E (X) | P/B (%) | P/A (%) | P/TB (%) | P/CORE (X) | Amount/ Share ($) | Yield (%) | Payout Ratio(5) (%) | Total Assets ($Mil) | Equity/ Assets (%) | NPAs/ Assets (%) | ROA (%) | ROE (%) | ROA (%) | ROE (%) |
| **Mutual Federal Bncrp Inc of IL** | | | | | | | | | | | | | | | | | | | |
| Superrange | $10.00 | $36.37 | $0.30 | $13.52 | 33.47 | 73.94 | 37.94 | 73.94 | 45.93 | $0.00 | 0.00 | 0.00 | $96 | 51.32 | 0.07 | 1.13 | 2.21 | 0.83 | 1.61 |
| Range Maximum | 10.00 | 31.63 | 0.33 | 14.25 | 30.28 | 70.16 | 34.47 | 70.16 | 42.18 | $0.00 | 0.00 | 0.00 | 92 | 49.13 | 0.07 | 1.14 | 2.32 | 0.82 | 1.66 |
| Range Midpoint | 10.00 | 27.50 | 0.37 | 15.00 | 27.29 | 66.27 | 31.20 | 66.27 | 38.56 | $0.00 | 0.00 | 0.00 | 88 | 47.07 | 0.07 | 1.14 | 2.43 | 0.81 | 1.72 |
| Range Minimum | 10.00 | 23.38 | 0.42 | 16.22 | 24.07 | 61.65 | 27.64 | 61.65 | 34.54 | $0.00 | 0.00 | 0.00 | 85 | 44.83 | 0.07 | 1.15 | 2.56 | 0.80 | 1.78 |
| **All Public Companies(7)** | | | | | | | | | | | | | | | | | | | |
| Averages | 19.50 | 401.47 | 0.93 | 13.16 | 19.79 | 152.69 | 16.98 | 170.69 | 21.42 | 0.43 | 2.17 | 33.65 | 2,677 | 11.22 | 0.46 | 0.72 | 7.45 | 0.68 | 6.88 |
| Medians | 16.43 | 94.42 | 0.76 | 12.09 | 16.76 | 141.62 | 14.44 | 159.74 | 18.83 | 0.40 | 2.22 | 19.06 | 790 | 9.57 | 0.28 | 0.76 | 6.43 | 0.73 | 6.29 |
| **All Non-MHC State of IL(7)** | | | | | | | | | | | | | | | | | | | |
| Averages | 24.30 | 369.53 | 1.31 | 19.86 | 22.34 | 118.41 | 16.10 | 135.42 | 23.02 | 0.47 | 1.78 | 35.65 | 2,531 | 11.97 | 1.18 | 0.65 | 5.86 | 0.64 | 5.72 |
| Medians | 18.57 | 35.90 | 0.91 | 17.73 | 21.81 | 112.41 | 13.58 | 118.51 | 20.41 | 0.48 | 2.12 | 39.78 | 335 | 10.97 | 0.75 | 0.58 | 5.01 | 0.64 | 4.89 |
| **Publicly-Traded MHC Institutions, Full Conversion Basis** | | | | | | | | | | | | | | | | | | | |
| Averages | 14.03 | 66.61 | 0.47 | 15.04 | 28.81 | 88.56 | 20.79 | 92.06 | 27.94 | 0.33 | 2.46 | 61.24 | 326 | 23.51 | 0.36 | 0.72 | 3.03 | 0.74 | 3.12 |
| Medians | 12.37 | 71.00 | 0.48 | 14.75 | 26.09 | 88.23 | 20.18 | 90.38 | 27.15 | 0.33 | 2.33 | 39.27 | 334 | 23.12 | 0.22 | 0.74 | 2.71 | 0.76 | 2.85 |
| **Publicly-Traded MHC Institutions, Full Conversion Basis** | | | | | | | | | | | | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 26.64 | 99.66 | 0.56 | 29.83 | NM | 89.31 | 21.64 | 89.31 | NM | 0.36 | 1.35 | 66.67 | 461 | 24.23 | 1.02 | 0.41 | 1.70 | 0.44 | 1.88 |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 11.74 | 116.45 | 0.29 | 13.34 | 39.13 | 88.01 | 33.70 | 88.01 | NM | 0.24 | 2.04 | NM | 346 | 38.29 | 0.10 | 0.89 | 2.24 | 0.86 | 2.17 |
| FFFS First Fed Serv MHC of IL(45.0) | 13.50 | 52.93 | 0.58 | 15.92 | 23.28 | 84.80 | 32.17 | 84.80 | 23.28 | 0.44 | 3.26 | NM | 165 | 37.93 | 0.40 | 1.40 | 3.67 | 1.40 | 3.67 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 11.40 | 26.05 | 0.49 | 13.79 | 22.35 | 82.67 | 19.29 | 82.67 | 23.27 | 0.28 | 2.46 | 57.14 | 135 | 23.33 | 0.33 | 0.92 | 3.74 | 0.89 | 3.59 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 16.13 | 66.61 | 0.76 | 15.70 | 21.21 | 102.68 | 20.63 | 102.68 | 21.21 | 0.44 | 2.73 | 57.89 | 323 | 20.09 | 0.11 | 0.97 | 4.91 | 0.97 | 4.91 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 15.25 | 30.04 | 0.47 | 17.24 | 30.50 | 88.46 | 11.14 | 96.83 | 32.45 | 0.30 | 1.97 | 63.83 | 270 | 12.59 | 0.65 | 0.37 | 2.89 | 0.34 | 2.72 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 10.70 | 81.36 | 0.30 | 11.73 | 35.67 | 91.22 | 22.09 | 91.45 | 35.67 | 0.16 | 1.50 | 53.33 | 368 | 24.22 | 0.09 | 0.67 | 2.56 | 0.67 | 2.56 |
| ONFC Oneida Fincl MHC of NY (44.0) | 11.12 | 85.55 | 0.57 | 12.24 | 22.24 | 90.85 | 17.54 | 107.23 | 19.51 | 0.44 | 3.96 | NM | 408 | 19.30 | 0.06 | 0.81 | 4.11 | 0.93 | 4.68 |
| PSBH PSB Hldgs Inc MHC of CT (46.3) | 10.86 | 75.40 | 0.35 | 12.61 | NM | 86.12 | 19.73 | 86.12 | 31.03 | 0.24 | 2.21 | 68.57 | 382 | 22.91 | 0.03 | 0.48 | 2.21 | 0.65 | 2.97 |
| PBHC Pathfinder BC MHC of NY (35.7) | 13.00 | 32.02 | 0.35 | 15.95 | 36.11 | 81.50 | 9.98 | 91.55 | 37.14 | 0.41 | 3.15 | NM | 321 | 12.25 | 0.85 | 0.27 | 2.26 | 0.27 | 2.19 |

(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimated core earnings) is based on reported trailing twelve month data, adjusted to omit non-operating gains and losses on a tax effected basis. Public MHC data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings. Ratios are pro forma assuming a second step conversion to full stock form.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Table 12
Public Market Pricing
Mutual Federal Bncrp Inc of IL and the Comparables
As of January 13, 2006

| | Market Capitalization: Price/ Share(1) ($) | Market Capitalization: Market Value ($Mil) | Per Share Data: Core 12-Mth EPS(2) ($) | Per Share Data: Book Value/ Share ($) | Pricing Ratios(3): P/E (X) | P/B (%) | P/A (%) | P/TB (%) | P/CORE (X) |
|---|---|---|---|---|---|---|---|---|---|
| **Mutual Federal Bncrp Inc of IL** | | | | | | | | | |
| Superrange | $10.00 | $10.91 | $0.21 | $7.38 | 47.05 | 135.58 | 49.49 | 135.58 | 76.04 |
| Range Maximum | 10.00 | 9.49 | 0.24 | 8.10 | 40.98 | 123.41 | 43.75 | 123.41 | 66.28 |
| Range Midpoint | 10.00 | 8.25 | 0.28 | 8.94 | 35.68 | 111.86 | 38.60 | 111.86 | 57.75 |
| Range Minimum | 10.00 | 7.01 | 0.33 | 10.07 | 30.36 | 99.29 | 33.30 | 99.29 | 49.10 |
| **All Public Companies(7)** | | | | | | | | | |
| Averages | 19.50 | 401.67 | 0.93 | 13.16 | 19.79 | 152.69 | 16.98 | 170.69 | 21.42 |
| Medians | 16.43 | 94.42 | 0.76 | 12.09 | 16.76 | 141.62 | 14.44 | 159.74 | 18.83 |
| **All Non-MHC State of IL(7)** | | | | | | | | | |
| Averages | 24.30 | 369.53 | 1.31 | 19.86 | 22.34 | 118.41 | 14.10 | 135.42 | 23.02 |
| Medians | 18.57 | 35.90 | 0.91 | 17.73 | 21.81 | 112.41 | 13.58 | 118.51 | 20.41 |
| **Comparable Group Averages** | | | | | | | | | |
| Averages | 14.83 | 26.98 | 0.39 | 8.36 | 27.25 | 166.28 | 23.40 | 178.59 | 28.80 |
| Medians | 12.37 | 26.64 | 0.36 | 8.07 | 25.33 | 149.55 | 22.30 | 167.03 | 26.49 |
| **State of IL** | | | | | | | | | |
| BFIN BankFinancial Corp. of IL | 14.95 | 365.77 | 0.44 | 13.30 | 33.98 | 112.41 | 23.25 | 119.40 | 33.98 |
| EFC EFC Bancorp, Inc of Elgin IL(7) | 34.55 | 167.15 | 1.67 | 18.43 | 25.78 | 187.47 | 16.14 | 187.47 | 20.69 |
| FBTC First BancTrust Corp of IL | 12.43 | 29.52 | 0.44 | 11.08 | 21.81 | 112.18 | 12.31 | 112.18 | 28.25 |
| FFBI First Federal Bancshares of IL | 18.57 | 33.10 | 0.91 | 17.73 | 18.57 | 104.74 | 6.89 | 112.68 | 20.41 |
| MAFB MAF Bancorp, Inc. of IL | 43.47 | 1393.39 | 2.95 | 30.14 | 13.76 | 144.23 | 13.58 | 214.14 | 14.74 |
| PFED Park Bancorp of Chicago IL | 32.08 | 35.90 | 1.81 | 27.07 | 23.59 | 118.51 | 16.47 | 118.51 | 17.72 |
| **Comparable Group** | | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 26.44 | 18.33 | 0.32 | 9.97 | NM | 267.20 | 33.93 | 267.20 | NM |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 11.74 | 52.40 | 0.23 | 7.79 | NM | 150.71 | 40.08 | 150.71 | NM |
| FFFS First Fed Serv MHC of IL(45.0) | 13.50 | 23.81 | 0.51 | 9.53 | 26.47 | 141.66 | 37.94 | 141.66 | 26.47 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 11.40 | 11.10 | 0.43 | 8.17 | 25.33 | 139.53 | 21.31 | 139.53 | 26.51 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 16.12 | 29.47 | 0.68 | 7.97 | 23.71 | 202.26 | 22.89 | 202.26 | 23.71 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 15.25 | 14.17 | 0.40 | 10.31 | 35.47 | 147.91 | 11.73 | 172.90 | 38.13 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 10.70 | 36.62 | 0.25 | 6.67 | NM | 160.42 | 24.67 | 161.14 | NM |
| ONFC Oneida Fincl MHC of NY (44.0) | 11.12 | 37.62 | 0.51 | 6.88 | 25.27 | 161.63 | 19.16 | 221.96 | 21.80 |
| PBHC PSB Hldgs Inc MHC of CT (44.3) | 10.86 | 34.89 | 0.30 | 7.59 | NM | 143.08 | 21.71 | 143.08 | 36.20 |
| PBHC Pathfinder BC MHC of NY (35.7) | 13.00 | 11.44 | 0.27 | 8.76 | NM | 148.40 | 10.56 | 185.45 | NM |

| | Dividends(4): Amount/ Share ($) | Dividends(4): Yield (%) | Dividends(4): Payout Ratio(5) (%) | Financial Characteristics(6): Total Assets ($Mil) | Equity/ Assets (%) | NPAs/ Assets (%) | Reported ROA (%) | Reported ROE (%) | Core ROA (%) | Core ROE (%) |
|---|---|---|---|---|---|---|---|---|---|---|
| **Mutual Federal Bncrp Inc of IL** | | | | | | | | | | |
| Superrange | $0.00 | 0.00 | 0.00 | $73 | 36.50 | 0.09 | 1.05 | 2.88 | 0.65 | 1.78 |
| Range Maximum | $0.00 | 0.00 | 0.00 | 72 | 35.45 | 0.09 | 1.07 | 3.01 | 0.66 | 1.86 |
| Range Midpoint | $0.00 | 0.00 | 0.00 | 71 | 34.51 | 0.09 | 1.08 | 3.14 | 0.67 | 1.94 |
| Range Minimum | $0.00 | 0.00 | 0.00 | 70 | 33.53 | 0.09 | 1.10 | 3.27 | 0.68 | 2.02 |
| **All Public Companies(7)** | | | | | | | | | | |
| Averages | 0.43 | 2.17 | 33.65 | 2,677 | 11.22 | 0.46 | 0.72 | 7.45 | 0.68 | 6.88 |
| Medians | 0.40 | 2.22 | 19.06 | 790 | 9.57 | 0.28 | 0.76 | 6.43 | 0.73 | 6.29 |
| **All Non-MHC State of IL(7)** | | | | | | | | | | |
| Averages | 0.47 | 1.78 | 35.65 | 2,531 | 11.97 | 1.18 | 0.65 | 5.86 | 0.64 | 5.72 |
| Medians | 0.48 | 2.12 | 39.78 | 335 | 10.97 | 0.75 | 0.58 | 5.01 | 0.64 | 4.89 |
| **Comparable Group Averages** | | | | | | | | | | |
| Averages | 0.33 | 2.46 | 30.14 | 291 | 14.64 | 0.34 | 0.68 | 4.63 | 0.71 | 4.82 |
| Medians | 0.33 | 2.33 | 32.68 | 297 | 13.51 | 0.22 | 0.71 | 3.92 | 0.72 | 4.15 |
| **State of IL** | | | | | | | | | | |
| BFIN BankFinancial Corp. of IL | 0.00 | 0.00 | 0.00 | 1,573 | 20.68 | 0.46 | 0.64 | 3.33 | 0.64 | 3.33 |
| EFC EFC Bancorp, Inc of Elgin IL(7) | 0.65 | 1.88 | 38.92 | 1,036 | 8.61 | 0.32 | 0.65 | 7.65 | 0.81 | 9.53 |
| FBTC First BancTrust Corp of IL | 0.24 | 1.93 | 54.55 | 240 | 10.97 | 1.04 | 0.58 | 5.01 | 0.45 | 3.87 |
| FFBI First Federal Bancshares of IL | 0.48 | 2.58 | 52.75 | 335 | 6.58 | NA | 0.39 | 5.38 | 0.35 | 4.89 |
| MAFB MAF Bancorp, Inc. of IL | 0.92 | 2.12 | 31.19 | 10,259 | 9.42 | 0.35 | 1.03 | 10.60 | 0.96 | 9.90 |
| PFED Park Bancorp of Chicago IL | 0.72 | 2.24 | 39.78 | 248 | 12.21 | 2.86 | 0.58 | 4.97 | 0.78 | 6.61 |
| **Comparable Group** | | | | | | | | | | |
| ALLB Alliance Bank MHC of PA (20.0) | 0.36 | 1.35 | NM | 383 | 8.95 | 1.02 | 0.26 | 2.86 | 0.29 | 3.16 |
| CHEV Cheviot Fin Cp MHC of OH(45.0) | 0.24 | 2.04 | NM | 291 | 26.60 | 0.10 | 0.85 | 3.07 | 0.81 | 2.96 |
| FFFS First Fed Serv MHC of IL(45.0) | 0.44 | 3.26 | NM | 139 | 26.78 | 0.40 | 1.46 | 5.42 | 1.46 | 5.42 |
| GOV Gouverneur Bcp MHC of NY(42.6) | 0.28 | 2.46 | 27.76 | 122 | 15.27 | 0.33 | 0.91 | 5.60 | 0.87 | 5.35 |
| GCBC Green Co Bcrp MHC of NY (44.2) | 0.44 | 2.73 | 28.63 | 291 | 11.32 | 0.11 | 0.97 | 8.79 | 0.97 | 8.79 |
| JXSB Jcksnville Bcp MHC of IL(47.2) | 0.30 | 1.97 | 35.37 | 256 | 7.93 | 0.65 | 0.33 | 4.15 | 0.31 | 3.86 |
| NVSL Naug Vlly Fin MHC of CT (45.0) | 0.16 | 1.50 | 28.80 | 330 | 15.38 | 0.09 | 0.63 | 3.69 | 0.63 | 3.69 |
| ONFC Oneida Fincl MHC of NY (44.0) | 0.44 | 3.96 | NM | 447 | 11.85 | 0.06 | 0.78 | 6.45 | 0.93 | 7.68 |
| PBHC PSB Hldgs Inc MHC of CT (44.3) | 0.24 | 2.21 | NM | 347 | 15.17 | 0.03 | 0.43 | 3.11 | 0.62 | 4.44 |
| PBHC Pathfinder BC MHC of NY (35.7) | 0.41 | 3.15 | NM | 303 | 7.12 | 0.85 | 0.23 | 3.19 | 0.22 | 3.08 |

(1) Average of high/low or bid/ask price per share.
(2) EPS (core basis) is based on actual trailing twelve month data, adjusted to omit the impact of non-operating items on a tax effected basis, and is shown on a pro forma basis where appropriate.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2005 by RP Financial, LC.